                                                                    Exhibit 99.2

                         COUSINS PROPERTIES INCORPORATED
                          QUARTERLY INFORMATION PACKAGE
                     FOR THE QUARTER ENDED DECEMBER 31, 2004

II.   QUARTERLY SUPPLEMENTAL INFORMATION

      Net Income and Funds From Operations - Supplemental Detail

      Same Property Growth

      Development Pipeline

      Consolidated Balance Sheets

      Portfolio Listing

      Top 25 Largest Tenants

      Inventory of Land Held for Investment or Future Development

      Inventory of Residential Lots Under Development

      Square Feet Expiring:

            Office
            Medical Office
            Retail

      Summary of Gains on Sales of Investment Properties

      Summary of 2004 Office Asset Sales

      Reconciliations of Non-GAAP Financial Measures

      Discussion of Non-GAAP Financial Measures

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company's ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's Current Report on Form 8-K filed on December 10, 2003. The words "believes", "expects", "anticipates", "estimates" and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL

        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                                                                          2000         2001       2002       2003 1st      2003 2nd
                                                                      -------------------------------------------------------------
    NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (SEE PAGE 5)           62,043       70,815      47,872        27,594      143,500
                                                                      -------------------------------------------------------------
    FFO AVAILABLE TO COMMON STOCKHOLDERS ("FFO") - (SEE PAGE 5)          97,299      108,122     113,366        46,528       27,028
                                                                      -------------------------------------------------------------
    WEIGHTED AVERAGE COMMON SHARES                                       48,632       49,205      49,252        48,135       48,267
    DILUTED WEIGHTED AVERAGE COMMON SHARES                               49,731       50,280      49,937        48,780       49,228

    NET INCOME PER COMMON SHARE - BASIC                                    1.28         1.44        0.97          0.57         2.97
    NET INCOME PER COMMON SHARE - DILUTED                                  1.25         1.41        0.96          0.57         2.92

    FFO PER COMMON SHARE - BASIC                                           2.00         2.20        2.30          0.97         0.56
    FFO PER COMMON SHARE - DILUTED                                         1.96         2.15        2.27          0.95         0.55

(A) 2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)              4,810        6,073      12,988         4,358        1,916

    REGULAR COMMON DIVIDENDS                                             60,315       68,595      73,345        17,834       17,919
    SPECIAL COMMON DIVIDEND                                                   -            -           -             -            -
    REGULAR COMMON DIVIDENDS PER SHARE                                     1.24         1.39        1.48          0.37         0.37
    SPECIAL COMMON DIVIDEND PER SHARE                                         -            -           -             -            -

    COMMON STOCK PRICE AT PERIOD END                                    27.9375        24.36       24.70         25.85        27.90
    NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END                    49,211       49,425      48,386        48,343       48,491

    PREFERRED STOCK - SERIES A - PRICE AT PERIOD END                          -            -           -             -            -
    NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END                      -            -           -             -            -

    PREFERRED STOCK - SERIES B - PRICE AT PERIOD END                          -            -           -             -            -
    NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END                      -            -           -             -            -

    COMMON EQUITY MARKET CAPITALIZATION                               1,374,832    1,203,993   1,195,134     1,249,667    1,352,899
    PREFERRED EQUITY MARKET CAPITALIZATION                                    -            -           -             -            -
(B) ADJUSTED DEBT (1)                                                   671,068      766,503     844,880       859,595      724,437
                                                                      -------------------------------------------------------------
    TOTAL MARKET CAPITALIZATION                                       2,045,900    1,970,496   2,040,014     2,109,261    2,077,336
                                                                      -------------------------------------------------------------

    ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION                      33%          39%         41%           41%          35%

(B) RECOURSE DEBT (1)                                                   174,522      154,018     160,443       178,239       18,842

    RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION                       9%           8%          8%            8%           1%

    COMMON EQUITY MARKET CAPITALIZATION                               1,374,832    1,203,993   1,195,134     1,249,667    1,352,899
    PREFERRED EQUITY MARKET CAPITALIZATION                                    -            -           -             -            -
(B) TOTAL DEBT (INCLUDING SHARE OF JV'S)                                741,377      861,188     935,646       949,340      813,148
                                                                      -------------------------------------------------------------
    TOTAL MARKET CAPITALIZATION                                       2,116,209    2,065,181   2,130,780     2,199,007    2,166,047
                                                                      -------------------------------------------------------------

    TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION                         35%          42%         44%           43%          38%

(C) CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV'S) (1)                27,907       41,546      50,631        13,000       12,339
    FFO BEFORE INTEREST                                                 125,206      149,668     163,997        59,528       39,367
    INTEREST EXPENSE COVERAGE RATIO                                        4.49         3.60        3.24          4.58         3.19

(D) FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)(1)                     37,052       52,588      65,254        16,329       15,798
    FFO PLUS EXPENSED FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)     125,365      150,293     164,848        59,745       39,578
    FIXED CHARGE COVERAGE RATIO (EXCLUDING PREFERRED DIVIDENDS)            3.38         2.86        2.53          3.66         2.51

(D) FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)(1)                     37,052       52,588      65,254        16,329       15,798
    FFO PLUS EXPENSED FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)     125,365      150,293     164,848        59,745       39,578
    FIXED CHARGE COVERAGE RATIO (INCLUDING PREFERRED DIVIDENDS)            3.38         2.86        2.53          3.66         2.51

                                                                            2003 3rd        2003 4th         2003           2004 1st
                                                                      -------------------------------------------------------------
    NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (SEE PAGE 5)                59,190         8,519          238,803          10,842
                                                                      -------------------------------------------------------------
    FFO AVAILABLE TO COMMON STOCKHOLDERS ("FFO") - (SEE PAGE 5)               25,450        25,959          124,965          26,995
                                                                      -------------------------------------------------------------
    WEIGHTED AVERAGE COMMON SHARES                                            48,370        48,474           48,313          48,637
    DILUTED WEIGHTED AVERAGE COMMON SHARES                                    49,643        50,068           49,415          50,421

    NET INCOME PER COMMON SHARE - BASIC                                         1.22          0.18             4.94            0.22
    NET INCOME PER COMMON SHARE - DILUTED                                       1.19          0.17             4.83            0.22

    FFO PER COMMON SHARE - BASIC                                                0.53          0.54             2.59            0.56
    FFO PER COMMON SHARE - DILUTED                                              0.51          0.52             2.53            0.54

(A) 2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)                   2,324         5,909           14,507             739

    REGULAR COMMON DIVIDENDS                                                  17,945        17,996           71,694          18,096
    SPECIAL COMMON DIVIDEND                                                  100,544             -          100,544               -
    REGULAR COMMON DIVIDENDS PER SHARE                                          0.37          0.37             1.48            0.37
    SPECIAL COMMON DIVIDEND PER SHARE                                           2.07             -             2.07               -

    COMMON STOCK PRICE AT PERIOD END                                           27.75         30.60            30.60           32.79
    NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END                         48,572        48,835           48,835          48,996

    PREFERRED STOCK - SERIES A - PRICE AT PERIOD END                           25.39         27.25            27.25           27.50
    NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END                       4,000         4,000            4,000           4,000

    PREFERRED STOCK - SERIES B - PRICE AT PERIOD END                               -             -                -               -
    NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END                           -             -                -               -

    COMMON EQUITY MARKET CAPITALIZATION                                    1,347,873     1,494,351        1,494,351       1,606,579
    PREFERRED EQUITY MARKET CAPITALIZATION                                   101,560       109,000          109,000         110,000
(B) ADJUSTED DEBT (1)                                                        679,237       697,050          697,050         741,630
                                                                      -------------------------------------------------------------
    TOTAL MARKET CAPITALIZATION                                            2,128,670     2,300,401        2,300,401       2,458,209
                                                                      -------------------------------------------------------------

    ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION                           32%           30%              30%             30%

(B) RECOURSE DEBT (1)                                                         20,783        20,697           20,697          57,555

    RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION                            1%            1%               1%              2%

    COMMON EQUITY MARKET CAPITALIZATION                                    1,347,873     1,494,351        1,494,351       1,606,579
    PREFERRED EQUITY MARKET CAPITALIZATION                                   101,560       109,000          109,000         110,000
(B) TOTAL DEBT (INCLUDING SHARE OF JV'S)                                     766,895       783,638          783,638         827,172
                                                                      -------------------------------------------------------------
    TOTAL MARKET CAPITALIZATION                                            2,216,328     2,386,989        2,386,989       2,543,751
                                                                      -------------------------------------------------------------

    TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION                              35%           33%              33%             33%

(C) CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV'S) (1)                     10,461         9,974           45,774          10,255
    FFO BEFORE INTEREST                                                       35,911        35,933          170,739          37,250
    INTEREST EXPENSE COVERAGE RATIO                                             3.43          3.60             3.73            3.63

(D) FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)(1)                          13,924        13,529           59,580          13,831
    FFO PLUS EXPENSED FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)           35,997        36,018          171,338          37,340
    FIXED CHARGE COVERAGE RATIO (EXCLUDING PREFERRED DIVIDENDS)                 2.59          2.66             2.88            2.70

(D) FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)(1)                          15,345        15,466           62,938          15,769
    FFO PLUS EXPENSED FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)           37,418        37,955          174,696          39,278
    FIXED CHARGE COVERAGE RATIO (INCLUDING PREFERRED DIVIDENDS)                 2.44          2.45             2.78            2.49

                                                                           2004 2nd       2004 3rd         2004 4th          2004
                                                                         ----------------------------------------------------------
    NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (SEE PAGE 5)              45,707         224,739          118,454         399,742
                                                                         ----------------------------------------------------------
    FFO AVAILABLE TO COMMON STOCKHOLDERS ("FFO") - (SEE PAGE 5)             25,266          29,336           27,281         108,878
                                                                         ----------------------------------------------------------
    WEIGHTED AVERAGE COMMON SHARES                                          48,750          49,060           49,567          49,005
    DILUTED WEIGHTED AVERAGE COMMON SHARES                                  50,405          50,943           51,677          51,016

    NET INCOME PER COMMON SHARE - BASIC                                       0.94            4.58             2.39            8.16
    NET INCOME PER COMMON SHARE - DILUTED                                     0.91            4.41             2.29            7.84

    FFO PER COMMON SHARE - BASIC                                              0.52            0.60             0.55            2.22
    FFO PER COMMON SHARE - DILUTED                                            0.50            0.58             0.53            2.13

(A) 2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)                 1,687           9,098            7,734          19,258

    REGULAR COMMON DIVIDENDS                                                18,133          18,191           18,449          72,869
    SPECIAL COMMON DIVIDEND                                                      -               -          356,493         356,493
    REGULAR COMMON DIVIDENDS PER SHARE                                        0.37            0.37             0.37            1.48
    SPECIAL COMMON DIVIDEND PER SHARE                                            -               -             7.15            7.15

    COMMON STOCK PRICE AT PERIOD END                                         32.95           34.31            30.27           30.27
    NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END                       49,095          49,740           50,092          50,092

    PREFERRED STOCK - SERIES A - PRICE AT PERIOD END                         25.20           25.79            26.15           26.15
    NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END                     4,000           4,000            4,000           4,000

    PREFERRED STOCK - SERIES B - PRICE AT PERIOD END                             -               -            25.00           25.00
    NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END                         -               -            4,000           4,000

    COMMON EQUITY MARKET CAPITALIZATION                                  1,617,680       1,706,579        1,516,285       1,516,285
    PREFERRED EQUITY MARKET CAPITALIZATION                                 100,800         103,160          204,600         204,600
(B) ADJUSTED DEBT (1)                                                      702,534         430,517          355,915         355,915
                                                                         ----------------------------------------------------------
    TOTAL MARKET CAPITALIZATION                                          2,421,014       2,240,256        2,076,800       2,076,800
                                                                         ----------------------------------------------------------

    ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION                         29%             19%              17%             17%

(B) RECOURSE DEBT (1)                                                      101,269          50,365           50,238          50,238

    RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION                          4%              2%               2%              2%

    COMMON EQUITY MARKET CAPITALIZATION                                  1,617,680       1,706,579        1,516,285       1,516,285
    PREFERRED EQUITY MARKET CAPITALIZATION                                 100,800         103,160          204,600         204,600
(B) TOTAL DEBT (INCLUDING SHARE OF JV'S)                                   786,931         513,792          438,050         438,050
                                                                         ----------------------------------------------------------
    TOTAL MARKET CAPITALIZATION                                          2,505,411       2,323,531        2,158,935       2,158,935
                                                                         ----------------------------------------------------------

    TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION                            31%             22%              20%             20%

(C) CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV'S) (1)                   10,115           7,522            3,764          31,656
    FFO BEFORE INTEREST                                                     35,381          36,858           31,045         140,534
    INTEREST EXPENSE COVERAGE RATIO                                           3.50            4.90             8.25            4.44

(D) FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)(1)                        13,800          10,681            5,666          43,978
    FFO PLUS EXPENSED FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)         35,518          37,003           31,178         141,039
    FIXED CHARGE COVERAGE RATIO (EXCLUDING PREFERRED DIVIDENDS)               2.57            3.46             5.50            3.21

(D) FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)(1)                        15,737          12,618            7,896          52,020
    FFO PLUS EXPENSED FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)         37,455          38,940           33,408         149,081
    FIXED CHARGE COVERAGE RATIO (INCLUDING PREFERRED DIVIDENDS)               2.38            3.09             4.23            2.87

See Footnotes on Page 14                                           Page 1 of 14

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL

        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)


                                                                 2000      2001     2002      2003 1ST  2003 2ND  2003 3RD  2003 4TH
                                                                --------------------------------------------------------------------
    CONSOLIDATED ENTITY FFO AND NET INCOME:

(E) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
    OPERATING EXPENSES (1):
    OFFICE:
    3100 WINDY HILL RD                                           2,632     2,688    2,693        743       764       758        723
    3301 WINDY RIDGE PARKWAY                                       804     1,122    1,517        380       401       386        388
    100 NORTH POINT CENTER EAST                                      0         0        0          0         0         0         73
    200 NORTH POINT CENTER EAST                                      0         0        0          0         0         0         23
    333 NORTH POINT CENTER EAST                                  2,287     2,410    2,447        589       434       220        205
    555 NORTH POINT CENTER EAST                                  1,691     2,603    2,546        401     1,364       224        249
    615 PEACHTREE STREET                                         1,548     1,930    1,987        490       513       488        431
    101 INDEPENDENCE CENTER                                      8,484     9,173    8,916      2,239     2,299     2,280      2,267
    LAKESHORE PARK PLAZA                                         1,346     1,351    1,113        284       324       301        322
    333 JOHN CARLYLE                                             2,806     3,259    3,535        884     1,469       815        784
    INFORUM                                                     12,153    13,813   13,714      3,484     3,407     3,503      3,449
    600 UNIVERSITY PARK PLACE                                      401     1,631    1,757        468       456       466        481
    THE POINTS AT WATERVIEW                                         14     1,717    1,040        345       405       541        511
    ONE GEORGIA CENTER                                             336     3,822    3,438        746       742       697        758
    1900 DUKE STREET                                               402     2,245    2,698        694       754       702        782
    FROST BANK TOWER                                                 0         0        0          0         0         0          0
    GALLERIA 75                                                      0         0        0          0         0         0          0
    COLUMBUS BAZAAR                                                  0         0        0          0         0         0          0
    505 & 511 PEACHTREE STREET                                       0         0        0          0         0         0          0
                                                                -------------------------------------------------------------------
                       SUBTOTAL                                 34,904    47,764   47,401     11,747    13,332    11,381     11,446
                                                                -------------------------------------------------------------------

    MEDICAL OFFICE:

    ATHEROGENICS                                                 1,083     1,114    1,134        286       293       301        301
    MERIDIAN MARK PLAZA                                          3,439     3,556    4,073      1,018     1,006     1,081      1,048
                                                                 ------------------------------------------------------------------
                       SUBTOTAL                                  4,522     4,670    5,207      1,304     1,299     1,382      1,349
                                                                 ------------------------------------------------------------------

    RETAIL:

    GA 400 LAND LEASES                                           1,366     1,331    1,298        374       348       355        322
    COLONIAL PLAZA MARKETCENTER                                  4,861       746        0          0         0         0          0
    LAGUNA NIGUEL PROMENADE                                        488         0        0          0         0         0          0
    THE AVENUE EAST COBB                                         4,841     5,396    5,327      1,494     1,406     1,404      1,516
    THE AVENUE OF THE PENINSULA                                  1,602     2,522    4,284      2,189       668       925        790
    THE AVENUE PEACHTREE CITY                                        0     1,191    3,160        799       832       755        643
    THE AVENUE WEST COBB                                             0         0        0          0         0         0        655
    AVENUE VIERA                                                     0         0        0          0         0         0          0
                                                                -------------------------------------------------------------------
                       SUBTOTAL                                 13,158    11,186   14,069      4,856     3,254     3,439      3,926
                                                                -------------------------------------------------------------------

    OTHER RENTAL OPERATIONS:
    OTHER                                                           12       156        0          0         0         0          0
                                                                -------------------------------------------------------------------
                       SUBTOTAL                                     12       156        0          0         0         0          0
                                                                -------------------------------------------------------------------
         TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS
            RENTAL PROPERTY OPERATING EXPENSES                  52,596    63,776   66,677     17,907    17,885    16,202     16,721


                                                                  2003    2004 IST  2004 2ND 2004 3RD  2004 4TH   2004
                                                                ------------------------------------------------------
    CONSOLIDATED ENTITY FFO AND NET INCOME:

(E) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
    OPERATING EXPENSES (1):
    OFFICE:
    3100 WINDY HILL RD                                            2,988       746       748      752       728     2,974
    3301 WINDY RIDGE PARKWAY                                      1,555       389       430      429       411     1,659
    100 NORTH POINT CENTER EAST                                      73       212       241      281       276     1,010
    200 NORTH POINT CENTER EAST                                      23       102        97       95       123       417
    333 NORTH POINT CENTER EAST                                   1,448       214       216      302       304     1,036
    555 NORTH POINT CENTER EAST                                   2,238     1,908       275      228       177     2,588
    615 PEACHTREE STREET                                          1,922       440       464      264       247     1,415
    101 INDEPENDENCE CENTER                                       9,085     2,275     2,351      647        21     5,294
    LAKESHORE PARK PLAZA                                          1,231       351       382      374       352     1,459
    333 JOHN CARLYLE                                              3,952       856       460       (3)        3     1,316
    INFORUM                                                      13,843     3,581     3,491    3,063     2,673    12,808
    600 UNIVERSITY PARK PLACE                                     1,871       457       460      457       423     1,797
    THE POINTS AT WATERVIEW                                       1,802       833       523      545       478     2,379
    ONE GEORGIA CENTER                                            2,943       736       332      363       (62)    1,369
    1900 DUKE STREET                                              2,932       742       390       (2)       (1)    1,129
    FROST BANK TOWER                                                  0        21       711    1,172     1,582     3,486
    GALLERIA 75                                                       0       124       245      277       253       899
    COLUMBUS BAZAAR                                                   0         0         5      (43)      (86)     (124)
    505 & 511 PEACHTREE STREET                                        0         0         0        0        38        38
                                                                --------------------------------------------------------
                       SUBTOTAL                                  47,906    13,987    11,821    9,201     7,940    42,949
                                                                --------------------------------------------------------

    MEDICAL OFFICE:

    ATHEROGENICS                                                  1,181       303       306      307       306     1,222
    MERIDIAN MARK PLAZA                                           4,153     1,044     1,059    1,065     1,056     4,224
                                                                --------------------------------------------------------
                       SUBTOTAL                                   5,334     1,347     1,365    1,372     1,362     5,446
                                                                --------------------------------------------------------

    RETAIL:

    GA 400 LAND LEASES                                            1,399       385       365      365       348     1,463
    COLONIAL PLAZA MARKETCENTER                                       0         0         0        0         0         0
    LAGUNA NIGUEL PROMENADE                                           0         0         0        0         0         0
    THE AVENUE EAST COBB                                          5,820     1,404     1,401    1,487     1,372     5,664
    THE AVENUE OF THE PENINSULA                                   4,572     1,001     1,193      968     1,051     4,213
    THE AVENUE PEACHTREE CITY                                     3,029       993       833      749       855     3,430
    THE AVENUE WEST COBB                                            655       882       953    1,068     1,032     3,935
    AVENUE VIERA                                                      0         0         0        0       189       189
                                                                --------------------------------------------------------
                       SUBTOTAL                                  15,475     4,665     4,745    4,637     4,847    18,894
                                                                --------------------------------------------------------

    OTHER RENTAL OPERATIONS:
    OTHER                                                             0         0        (1)       0         0        (1)
                                                                --------------------------------------------------------
                       SUBTOTAL                                       0         0        (1)       0         0        (1)
                                                                --------------------------------------------------------
         TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS
            RENTAL PROPERTY OPERATING EXPENSES                   68,715    19,999    17,930   15,210    14,149    67,288

See Footnotes on Page 14                                            Page 2 of 14

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL

        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                                                                   2000      2001      2002   2003 1st  2003 2nd 2003 3rd 2003 4th
                                                                  ----------------------------------------------------------------
 (F)   DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
       LESS RENTAL PROPERTY OPERATING EXPENSES (1):
       NORTHSIDE/ALPHARETTA I                                      1,754     1,641     1,819      389      420     412     385
       NORTHSIDE/ALPHARETTA II                                     1,734     2,335     2,255      596      566     475     523
       101 SECOND STREET                                           9,633    13,616    14,557    2,396    2,314   3,585   2,337
       55 SECOND STREET                                                0         0    12,724   22,344    1,545   1,558   1,626
       AT&T WIRELESS SERVICES HEADQUARTERS                         5,810     5,732     5,718    1,448    1,380       0       0
       CERRITOS CORPORATE CENTER-PHASE II                              0     1,415     2,322      576      552       0       0
       PRESIDENTIAL MARKETCENTER                                   2,755     3,451     3,731      950      972     474       0
       MIRA MESA MARKETCENTER                                      2,678     5,636     5,956    1,500      945    (121)    (26)
       PERIMETER EXPO                                              3,400     3,226     3,178      874      908     624      (2)
       SALEM ROAD STATION                                            124       556       505        0        0       0       0
       THE SHOPS OF LAKE TUSCALOOSA                                    0         0         0        0        0       0      18
       OTHER                                                          86       100        94       26       23      29      20
                                                                  ------------------------------------------------------------
            TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY
               REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES   27,974    37,708    52,859   31,099    9,625   7,036   4,881
                                                                  ------------------------------------------------------------

       RESIDENTIAL LOT/TRACT FFO:


 (H)   TRACT SALES NET OF COST OF SALES - WHOLLY OWNED (1)           564     2,011     2,338        0        0   2,067   5,323
(G)(H) TRACT SALES NET OF COST OF SALES - JOINT VENTURES (1)         773     1,098       671        0      430      42       0
                                                                  ------------------------------------------------------------
                 TOTAL TRACT SALES NET OF COS                      1,337     3,109     3,009        0      430   2,109   5,323
                                                                  ------------------------------------------------------------

 (H)   LOT SALES NET OF COST OF SALES - WHOLLY OWNED (1)           2,267       772     1,622      697      244     867     995
(G)(H) LOT SALES NET OF COST OF SALES - JOINT VENTURES (1)             0       645     1,281      544      822     822   1,240
                                                                  ------------------------------------------------------------
                 TOTAL LOT SALES NET OF COS                        2,267     1,417     2,903    1,241    1,066   1,689   2,235
                                                                  ------------------------------------------------------------

(G)(H) INTEREST - JOINT VENTURE (1)                                    0         0         0        0        0       0       0
(G)(H) OTHER - JOINT VENTURE (1)                                     (95)      (23)       (3)     (31)     (27)    (46)    (52)
                                                                  ------------------------------------------------------------

            TOTAL RESIDENTIAL LOT/TRACT FFO                        3,509     4,503     5,909    1,210    1,469   3,752   7,506
                                                                  ------------------------------------------------------------

       DEVELOPMENT INCOME                                          4,251     6,179     4,625      764      908     558     640
                                                                  ------------------------------------------------------------

       MANAGEMENT FEES                                             4,841     7,966     9,313    2,105    2,187   2,227   2,000
                                                                  -------------------------------------------------------------

       LEASING & OTHER FEES                                        1,608     5,344     4,297    1,111    1,234     772   3,874
                                                                  -------------------------------------------------------------

       INTEREST INCOME & OTHER:

       GNMAs                                                           5         5        13        1      (1)       2       2
       OTHER INTEREST AND OTHER MISCELLANEOUS                        773       526       254      23       496     272     (36)
       650 MASS AVE NOTES                                          3,472     4,126     4,126    1,031    1,031   1,119       0
       CHARLOTTE GATEWAY VILLAGE, LLC NOTE                         1,745     1,404         0        0        0       0       0
                                                                  ------------------------------------------------------------
            TOTAL INTEREST INCOME                                  5,995     6,061     4,393    1,055    1,526   1,393     (34)
                                                                  ------------------------------------------------------------

       GENERAL & ADMINISTRATIVE EXPENSES                         (18,452)  (27,010)  (27,670)  (7,214)  (7,644) (7,331) (7,417)
                                                                  ------------------------------------------------------------

       STOCK APPRECIATION RIGHT EXPENSE                             (468)      276       (29)       0        0       0       0

                                                                       2003    2004 1st   2004 2nd  2004 3rd  2004 4th  2004
                                                                      ------------------------------------------------------
 (F)   DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
       LESS RENTAL PROPERTY OPERATING EXPENSES (1):
       NORTHSIDE/ALPHARETTA I                                          1,606       386       411       463      79      1,339
       NORTHSIDE/ALPHARETTA II                                         2,160       579       592       605     216      1,992
       101 SECOND STREET                                              10,632     2,320     2,322     2,150     (22)     6,770
       55 SECOND STREET                                               27,073     1,652     1,950     1,495     (30)     5,067
       AT&T WIRELESS SERVICES HEADQUARTERS                             2,828         0         0         0       0          0
       CERRITOS CORPORATE CENTER-PHASE II                              1,128         0         0         0       0          0
       PRESIDENTIAL MARKETCENTER                                       2,396         0         0         0       0          0
       MIRA MESA MARKETCENTER                                          2,298         0         0         0       0          0
       PERIMETER EXPO                                                  2,404         0         0         0       0          0
       SALEM ROAD STATION                                                  0         0         0         0       0          0
       THE SHOPS OF LAKE TUSCALOOSA                                       18       132       145       151     142        570
       OTHER                                                              98        22         0         0       0         22
            TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY
                                                                      -------------------------------------------------------

               REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES       52,641     5,091     5,420     4,864     385     15,760
                                                                      -------------------------------------------------------

       RESIDENTIAL LOT/TRACT FFO:


 (H)   TRACT SALES NET OF COST OF SALES - WHOLLY OWNED (1)             7,390     1,967     1,267     8,836  17,557     29,627
(G)(H) TRACT SALES NET OF COST OF SALES - JOINT VENTURES (1)             472       991       80        937     227      2,235
                                                                      -------------------------------------------------------
                 TOTAL TRACT SALES NET OF COS                          7,862     2,958     1,347     9,773  17,784     31,862
                                                                      -------------------------------------------------------

 (H)   LOT SALES NET OF COST OF SALES - WHOLLY OWNED (1)               2,803     1,398     1,188     1,122     985      4,693
(G)(H) LOT SALES NET OF COST OF SALES - JOINT VENTURES (1)             3,428     1,724     1,389     1,011   2,826      6,950
                                                                      -------------------------------------------------------
                 TOTAL LOT SALES NET OF COS                            6,231     3,122     2,577     2,133   3,811     11,643
                                                                      -------------------------------------------------------

(G)(H) INTEREST - JOINT VENTURE (1)                                        0       (20)      (37)      (39)    (39)      (135)
(G)(H) OTHER - JOINT VENTURE (1)                                        (156)      (38)       (7)      (43)   (132)      (220)
                                                                      -------------------------------------------------------
            TOTAL RESIDENTIAL LOT/TRACT FFO                           13,937     6,022     3,880    11,824  21,424     43,150
                                                                      -------------------------------------------------------

       DEVELOPMENT INCOME                                              2,870       512     1,045       624   1,129      3,310
                                                                      -------------------------------------------------------

       MANAGEMENT FEES                                                 8,519     2,074     2,140     2,242   2,248      8,704
                                                                      -------------------------------------------------------

       LEASING & OTHER FEES                                            6,991       643       782     1,518   1,520      4,463
                                                                      -------------------------------------------------------

       INTEREST INCOME & OTHER:
       GNMAs                                                               4         0         0         1       2          3
       OTHER INTEREST AND OTHER MISCELLANEOUS                            755       448       107     1,093     877      2,525
       650 MASS AVE NOTES                                              3,181        0          0         0       0          0
       CHARLOTTE GATEWAY VILLAGE, LLC NOTE                                 0         0         0         0       0          0
                                                                      -------------------------------------------------------
            TOTAL INTEREST INCOME                                      3,940       448       107     1,094     879      2,528
                                                                      -------------------------------------------------------

       GENERAL & ADMINISTRATIVE EXPENSES                             (29,606)   (7,983)   (8,605)   (8,431) (8,683)   (33,702)
                                                                      -------------------------------------------------------
       STOCK APPRECIATION RIGHT EXPENSE                                    0         0         0         0       0          0
                                                                      -------------------------------------------------------

See Footnote on page 14                                             Page 3 of 14

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL

        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                                                                     2000       2001       2002       2003 1st   2003 2nd   2003 3rd
                                                                     ---------------------------------------------------------------
     INTEREST EXPENSE CONSOLIDATED:
     CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%            (8,615)    (9,910)     (4,738)     (1,408)     (1,086)     (423)
     CREDIT FACILITY - FLOATING @ LIBOR + .90% to 1.50%                  0          0           0           0           0         0
     NOTE PAYABLE, UNSECURED - 8.04%                                     0          0           0           0           0      (141)
     PERIMETER EXPO DEBT - 8.04%                                    (1,683)    (1,662)     (1,637)       (406)       (404)     (277)
     650 MASS AVE DEBT - 6.53%                                        (995)         0           0           0           0         0
     BANK OF AMERICA PLAZA FINANCING - 6.677%                       (4,854)    (4,583)       (868)          0           0         0
     BANK OF AMERICA PLAZA FINANCING - 6.9575%                           0          0      (8,974)     (2,792)     (2,633)   (2,652)
     101 INDEPENDENCE CENTER DEBT - 8.22%                           (3,893)    (3,827)     (3,755)       (926)       (921)     (916)
     LAKESHORE PARK PLAZA  DEBT - 6.78%                               (724)      (710)       (696)       (172)       (171)     (170)
     MERIDIAN MARK PLAZA DEBT - 8.27%                                 (710)    (2,118)     (2,097)       (521)       (519)     (518)
     1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%                       0       (579)     (3,456)       (858)       (856)     (854)
     100 NORTH POINT CENTER EAST DEBT - 7.86%                            0          0           0           0           0         0
     200 NORTH POINT CENTER EAST DEBT - 7.86%                            0          0           0           0           0         0
     333 & 555 NORTH POINT CENTER  DEBT - 7%                             0       (384)     (2,282)       (565)       (563)     (560)
     THE AVENUE EAST COBB DEBT - 8.39%                              (1,464)    (3,277)     (3,250)       (808)       (806)     (804)
     600 UNIVERSITY PARK DEBT - 7.38%                                    0       (492)     (1,042)       (259)       (258)     (257)
     CEDAR GROVE LAKES  DEBT - 8%                                        0          0        (148)        (29)        (29)       58
     CALLAWAY GARDENS  DEBT - 6%                                         0          0         (13)        (26)         40         0
     OTHER                                                             (27)       (22)        (19)        (14)        (15)      (13)
     CAPITALIZED                                                    15,285      9,712       5,934       1,567       1,858     2,944
                                                                    ---------------------------------------------------------------
         TOTAL INTEREST EXPENSE CONSOLIDATED                        (7,680)   (17,852)    (27,041)     (7,217)     (6,363)   (4,583)
                                                                    ---------------------------------------------------------------
     LOSS ON EXTINGUISHMENT OF DEBT                                      0          0      (3,501)          0           0         0
                                                                    ---------------------------------------------------------------

     OTHER EXPENSES - CONTINUING OPERATIONS:
     PROPERTY TAXES                                                    (40)      (619)       (675)       (185)       (218)     (149)
     MINORITY INTEREST EXPENSE                                      (2,931)    (1,553)     (1,589)       (482)       (328)     (397)
     PREDEVELOPMENT & OTHER                                           (646)      (708)     (1,558)       (420)       (518)     (181)
                                                                    ---------------------------------------------------------------
         TOTAL OTHER EXPENSES                                       (3,617)    (2,880)     (3,822)     (1,087)     (1,064)     (727)
                                                                    ---------------------------------------------------------------

(F)  OTHER EXPENSES - DISCONTINUED OPERATIONS:
     INTEREST EXPENSE                                               (5,916)    (9,758)    (10,382)     (2,572)     (2,571)   (2,293)
     MARK-TO-MARKET DEBT ADJUSTMENT                                      0          0           0           0           0         0
     MINORITY INTEREST EXPENSE                                        (509)    (2,063)     (1,710)       (229)       (143)        0
                                                                    ---------------------------------------------------------------
         TOTAL OTHER EXPENSES - DISCONTINUED OPERATIONS             (6,425)   (11,821)    (12,092)     (2,801)     (2,714)   (2,293)
                                                                    ---------------------------------------------------------------

     INCOME TAX (PROVISION)/BENEFIT:
     CONTINUING OPERATIONS                                           1,145        691    (1,526)         (249)       (537)     (231)
(F)  DISCONTINUED OPERATIONS (1)                                       (31)      (136)     (139)            0           0         0
                                                                    ---------------------------------------------------------------
         TOTAL INCOME TAX (PROVISION)/BENEFIT                        1,114        555    (1,665)         (249)       (537)     (231)
                                                                    ---------------------------------------------------------------

     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I)  CONSOLIDATED                                                   (1,099)    (2,166)     (2,148)       (571)       (602)     (668)
                                                                    ---------------------------------------------------------------
         TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION          (1,099)    (2,166)     (2,148)       (571)       (602)     (668)
                                                                    ---------------------------------------------------------------

(I)  MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)        (1,164)       (95)           0          0           0         0

                                                                2003 4th   2003     2004 1st  2004 2nd  2004 3rd   2004 4th   2004
                                                                --------------------------------------------------------------------
     INTEREST EXPENSE CONSOLIDATED:
     CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%           (403)  (3,320)    (472)      (753)       (106)        0   (1,331)
     CREDIT FACILITY - FLOATING @ LIBOR + .90% to 1.50%               0        0        0          0        (356)     (408)    (764)
     NOTE PAYABLE, UNSECURED - 8.04%                              (457)     (598)    (489)      (466)       (466)     (461)  (1,882)
     PERIMETER EXPO DEBT - 8.04%                                      0   (1,087)       0          0           0         0        0
     650 MASS AVE DEBT - 6.53%                                        0        0        0          0           0         0        0
     BANK OF AMERICA PLAZA FINANCING - 6.677%                         0        0        0          0           0         0        0
     BANK OF AMERICA PLAZA FINANCING - 6.9575%                   (2,641) (10,718)  (2,605)    (2,592)     (2,610)   (2,599) (10,406)
     101 INDEPENDENCE CENTER DEBT - 8.22%                          (910)  (3,673)    (905)      (899)       (269)        0   (2,073)
     LAKESHORE PARK PLAZA  DEBT - 6.78%                            (169)    (682)    (168)      (167)       (166)     (165)    (666)
     MERIDIAN MARK PLAZA DEBT - 8.27%                              (516)  (2,074)    (515)      (513)       (511)     (509)  (2,048)
     1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%                 (851)  (3,419)    (849)      (440)          0         0   (1,289)
     100 NORTH POINT CENTER EAST DEBT - 7.86%                      (79)      (79)    (232)      (232)       (233)     (235)    (932)
     200 NORTH POINT CENTER EAST DEBT - 7.86%                      (70)      (70)    (205)      (205)       (209)     (207)    (826)
     333 & 555 NORTH POINT CENTER  DEBT - 7%                       (558)  (2,246)    (556)      (553)       (550)     (548)  (2,207)
     THE AVENUE EAST COBB DEBT - 8.39%                             (802)  (3,220)    (800)      (798)       (796)     (794)  (3,188)
     600 UNIVERSITY PARK DEBT - 7.38%                              (258)  (1,032)    (256)      (255)       (255)     (254)  (1,020)
     CEDAR GROVE LAKES  DEBT - 8%                                     0        0        0          0           0         0        0
     CALLAWAY GARDENS  DEBT - 6%                                      0       14        0          0           0         0        0
     OTHER                                                          (13)     (55)      (7)        (4)         (4)       (4)     (19)
     CAPITALIZED                                                  3,314    9,683    3,340      3,433       3,778     3,477   14,028
                                                                  -----------------------------------------------------------------
         TOTAL INTEREST EXPENSE CONSOLIDATED                     (4,413) (22,576)  (4,719)    (4,444)     (2,753)   (2,707) (14,623)
                                                                  -----------------------------------------------------------------
     LOSS ON EXTINGUISHMENT OF DEBT                                   0        0        0          0           0         0        0
                                                                  -----------------------------------------------------------------
     OTHER EXPENSES - CONTINUING OPERATIONS:
     PROPERTY TAXES                                                (216)    (768)    (166)      (222)       (124)     (152)    (664)
     MINORITY INTEREST EXPENSE                                     (406)  (1,613)    (398)      (397)       (401)     (221)  (1,417)
     PREDEVELOPMENT & OTHER                                        (558)  (1,677)    (226)      (305)       (453)     (300)  (1,284)
                                                                  -----------------------------------------------------------------
         TOTAL OTHER EXPENSES                                    (1,180)  (4,058)    (790)      (924)       (978)     (673)  (3,365)
                                                                  -----------------------------------------------------------------
(F)  OTHER EXPENSES - DISCONTINUED OPERATIONS:
     INTEREST EXPENSE                                            (2,023)  (9,459)  (2,017)    (2,011)     (1,780)      (62)  (5,870)
     MARK-TO-MARKET DEBT ADJUSTMENT                                   0        0        0          0           0      (605)    (605)
     MINORITY INTEREST EXPENSE                                     (252)    (624)       0          0           0         0        0
                                                                  -----------------------------------------------------------------
         TOTAL OTHER EXPENSES - DISCONTINUED OPERATIONS          (2,275) (10,083)  (2,017)    (2,011)     (1,780)     (667)  (6,475)
                                                                  -----------------------------------------------------------------

     INCOME TAX (PROVISION)/BENEFIT:
     CONTINUING OPERATIONS                                       (1,579)  (2,596)    (836)       (17)       (713)   (1,178)  (2,744)
(F)  DISCONTINUED OPERATIONS (1)                                      0        0        0          0           0         0        0
                                                                  ------------------------------------------------------------------
         TOTAL INCOME TAX (PROVISION)/BENEFIT                    (1,579)  (2,596)    (836)       (17)       (713)   (1,178)  (2,744)
                                                                  ------------------------------------------------------------------

     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I)  CONSOLIDATED                                                  (670)  (2,511)    (635)      (700)       (659)     (658)  (2,652)
                                                                   -----------------------------------------------------------------
         TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION         (670)  (2,511)    (635)      (700)       (659)     (658)  (2,652)
                                                                   -----------------------------------------------------------------

(I)  MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)          0        0        0          0           0         0        0

See Footnotes on Page 14                                            Page 4 of 14

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL

        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                                                                       2000      2001     2002   2003 1ST    2003 2ND  2003 3RD
                                                                       --------------------------------------------------------
 (G) JOINT VENTURE FFO (EXCLUDING TEMCO & CL REALTY) (1):
     WILDWOOD ASSOCIATES                                                8,634    9,724    10,870    2,517      2,192    2,205
     WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY          0        0         0     (551)         0        0
     CP VENTURE TWO LLC                                                 2,463    2,435     2,274      526        513      532
     CP VENTURE TWO LLC - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY           0        0         0        0          0        0
     COUSINS LORET VENTURE, L.L.C.                                      3,425    3,798     3,653      771        812      818
     CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)                            956    1,038     1,120      303        300      309
     BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)                    228      279       350       66        120       90
     TEN PEACHTREE PLACE ASSOCIATES                                       361      277      (488)      30        516      466
     CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)                      14,544   14,614    15,368    3,978      3,989    3,917
     285 VENTURE, LLC (1155 PERIMETER CENTER WEST)                      1,202    3,878     3,998    1,006      1,007    1,007
     CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)                                 0      756     3,180      840        856      856
     CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)                     762      620     1,208      302        302      302
     CRAWFORD LONG - CPI, LLC                                               0        0     1,728      628        511      262
     OTHER                                                              1,741      158         0        0          0        0
                                                                       ------------------------------------------------------
          TOTAL SHARE OF JOINT VENTURE FFO                             34,316   37,577    43,261   10,416     11,118   10,764
                                                                       ------------------------------------------------------

     PREFERRED STOCK DIVIDENDS                                              0        0         0        0          0  (1,421)
                                                                       ------------------------------------------------------

     FFO AVAILABLE TO COMMON STOCKHOLDERS                              97,299  108,122   113,366   46,528     27,028   25,450
                                                                       ------------------------------------------------------

     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:

     CONTINUING OPERATIONS                                             11,937   23,496     6,254    1,003     90,956    2,178
 (H) LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES            (564)  (2,011)   (2,143)       0          0   (1,947)
     DISCONTINUED OPERATIONS                                                0        0     1,174        0     43,012   50,386
     SHARE OF UNCONSOLIDATED JOINT VENTURES                                 0        0         0        0          0        0
                                                                       ------------------------------------------------------
          TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET             11,373   21,485     5,285    1,003    133,968   50,617
                                                                       ------------------------------------------------------

     DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):

 (I) CONSOLIDATED                                                     (23,083) (30,624)  (34,154)  (9,779)   (10,078)  (8,330)
 (I) MINORITY INTEREST SHARE                                            1,164       95         0        0          0        0
(F,I)DISCONTINUED OPERATIONS                                           (8,603) (11,862)  (18,085)  (5,726)    (2,738)  (3,897)
(G,I)SHARE OF UNCONSOLIDATED JOINT VENTURES                           (15,542) (16,400)  (18,540)  (4,432)    (4,680)  (4,650)
                                                                      --------------------------------------------------------
          TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION               (46,064) (58,791)  (70,779) (19,937)   (17,496) (16,877)
                                                                      --------------------------------------------------------

     CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                 (566)       0         0        0          0        0
                                                                       -------------------------------------------------------

     NET INCOME AVAILABLE TO COMMON STOCKHOLDERS                       62,043   70,815    47,872   27,594    143,500   59,190
                                                                       -------------------------------------------------------

                                                                    2003 4th   2003   2004 1st  2004 2nd 2004 3rd 2004 4th 2004
                                                                    ------------------------------------------------------------
(G)  JOINT VENTURE FFO (EXCLUDING TEMCO & CL REALTY) (1):
     WILDWOOD ASSOCIATES                                              3,137   10,051    2,105    2,374    2,216   (1,798)  4,897
     WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY        0     (551)       0        0        0        0       0
     CP VENTURE TWO LLC                                                 509    2,080      520      530      536      484   2,070
     CP VENTURE TWO LLC - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY     (985)     (985)       0        0        0     (209)   (209)
     COUSINS LORET VENTURE, L.L.C.                                      841    3,242      869      904      299       (8)  2,064
     CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)                          291    1,203      333      290      335   (1,259)   (301)
     BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)                  89       365       73      112      88       134     407
     TEN PEACHTREE PLACE ASSOCIATES                                     527    1,539      482      349      353      349   1,533
     CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)                     3,905   15,789    3,904    3,891    3,796    3,690  15,281
     285 VENTURE, LLC (1155 PERIMETER CENTER WEST)                       82    3,102      445    2,587      231      229   3,492
     CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)                             860    3,412      856      904      706       (1)  2,465
     CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)                   302    1,208      302      302      302      302   1,208
     CRAWFORD LONG - CPI, LLC                                           284    1,685      311      357      349      430   1,447
     OTHER                                                                0        0      924        0        0        0     924
                                                                     -----------------------------------------------------------
          TOTAL SHARE OF JOINT VENTURE FFO                            9,842   42,140   11,124   12,600    9,211    2,343  35,278
                                                                     -----------------------------------------------------------

     PREFERRED STOCK DIVIDENDS                                       (1,937)  (3,358)  (1,938)  (1,937)  (1,937)  (2,230) (8,042)
                                                                     -----------------------------------------------------------

     FFO AVAILABLE TO COMMON STOCKHOLDERS                            25,959  124,965   26,995   25,266   29,336   27,281 108,878
                                                                     -----------------------------------------------------------

     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:

     CONTINUING OPERATIONS                                            6,421  100,558    2,066   36,500   50,082   29,408 118,056
 (H) LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES        (5,323)  (7,270)  (1,967)  (1,267)  (8,836) (17,557)(29,627)
     DISCONTINUED OPERATIONS                                             61   93,459      648        0   67,291   13,988  81,927
     SHARE OF UNCONSOLIDATED JOINT VENTURES                               0        0        0        0   99,300   76,965 176,265
                                                                     -----------------------------------------------------------
          TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET            1,159  186,747      747   35,233  207,837  102,804 346,621
                                                                     -----------------------------------------------------------

     DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):

 (I) CONSOLIDATED                                                    (8,779) (36,966)  (9,857)  (8,084)  (7,676)  (8,962)(34,579)
 (I) MINORITY INTEREST SHARE                                              0        0        0        0        0        0       0
(F,I)DISCONTINUED OPERATIONS                                         (2,317) (14,678)  (2,318)  (1,879)  (1,057)     (44) (5,298)
(G,I)SHARE OF UNCONSOLIDATED JOINT VENTURES                          (7,503) (21,265)  (4,725)  (4,829)  (3,701)  (2,625)(15,880)
                                                                    -------------------------------------------------------------
          TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION             (18,599) (72,909) (16,900) (14,792) (12,434) (11,631)(55,757)
                                                                    -------------------------------------------------------------

     CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                  0        0        0        0        0                0
                                                                     ------------------------------------------------------------

     NET INCOME AVAILABLE TO COMMON STOCKHOLDERS                      8,519  238,803   10,842   45,707  224,739  118,454 399,742
                                                                     ------------------------------------------------------------

See Footnotes on Page 14                                            Page 5 of 14

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                 JOINT VENTURES                                2000     2001      2002     2003 1ST  2003 2ND  2003 3RD  2003 4TH
                                                             ---------------------------------------------------------------------
WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY                                      10,408    10,803    11,182     1,868    2,270     2,166      2,158
2500 WINDY RIDGE PARKWAY                                       4,760     5,037     4,992     1,184    1,190     1,157      1,142
3200 WINDY HILL ROAD (WILDWOOD PLAZA)                          9,708    11,462    12,217     2,914    2,888     2,901      4,478
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)                        3,441     3,458     3,803       960      965       965        961
4200 WILDWOOD PARKWAY (GE)                                     4,819     4,711     4,853     1,195    1,106     1,193      1,196
BANK/RESTAURANT GROUND LEASES                                  1,063     1,161     1,081       320      325       324        318
                                                             -------------------------------------------------------------------
                                                              34,199    36,632    38,128     8,441    8,744     8,706     10,253
                                                             -------------------------------------------------------------------
INTEREST EXPENSE:
2300 DEBT - 7.56%                                             (4,947)   (4,754)   (4,546)   (1,106)  (1,095)   (1,084)    (1,074)
2500 DEBT - 7.45%                                             (1,769)   (1,708)   (1,642)     (400)    (395)     (390)      (386)
3200 DEBT - 8.23%                                             (5,600)   (5,524)   (5,389)   (1,322)  (1,310)   (1,299)    (1,287)
4100/4300 DEBT - 7.65%                                        (2,191)   (2,150)   (2,097)     (508)    (508)     (509)      (505)
4200 DEBT - 6.78%                                             (2,934)   (2,877)   (2,812)     (681)    (683)     (693)      (680)
LINE OF CREDIT - FLOATING @ LIBOR + .75%                          (1)        0         0         0        0         0          0
INTEREST CAPITALIZED                                               0         0         0         0        0         0          0
                                                             -------------------------------------------------------------------
                                                             (17,442)  (17,014)  (16,486)   (4,017)  (3,991)   (3,975)    (3,932)
MARK-TO-MARKET DEBT ADJUSTMENT                                     0         0         0         0        0         0          0
OTHER, NET                                                       516      (169)       96       900      (75)      (89)      (258)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             (6)        0         0       (11)     (12)      (12)       (10)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                            0         0         0    (1,101)       0         0          0
                                                             -------------------------------------------------------------------

FUNDS FROM OPERATIONS                                         17,267    19,449    21,738     4,212    4,666     4,630      6,053

DEPRECIATION & AMORTIZATION OF REAL ESTATE                    (9,575)   (9,003)   (9,022)   (2,117)  (2,195)   (2,103)    (2,949)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET             0         0         0         0        0         0          0
                                                             -------------------------------------------------------------------
NET INCOME                                                     7,692    10,446    12,716     2,095    2,471     2,527      3,104
                                                             ===================================================================

COUSINS' SHARE OF WILDWOOD ASSOCIATES (2):                        50%       50%       50%       50%      50%       50%        50%
                                                             ===================================================================
     REVENUES LESS OPERATING EXPENSES                         17,100    18,316    19,065     4,082    4,233     4,244      5,237
     INTEREST EXPENSE                                         (8,721)   (8,507)   (8,243)   (2,009)  (1,997)   (1,988)    (1,966)
     MARK-TO-MARKET DEBT ADJUSTMENT                                0         0         0         0        0         0          0
     OTHER, NET                                                  258       (85)       48       450      (38)      (45)      (129)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        (3)        0         0        (6)      (6)       (6)        (5)
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                       0         0         0      (551)       0         0          0
                                                             -------------------------------------------------------------------
          FUNDS FROM OPERATIONS                                8,634     9,724    10,870     1,966    2,192     2,205      3,137
     DEPRECIATION & AMORTIZATION OF REAL ESTATE               (4,788)   (4,502)   (4,512)   (1,059)  (1,097)   (1,052)    (1,474)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET        0         0         0         0        0         0          0
                                                             -------------------------------------------------------------------
          NET INCOME                                           3,846     5,222     6,358       907    1,095     1,153      1,663
                                                             ===================================================================

                 JOINT VENTURES                                 2003    2004 1ST  2004 2ND  2004 3RD  2004 4TH   2004
                                                              ---------------------------------------------------------
WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY                                        8,462     2,197    2,254     2,268        411     7,130
2500 WINDY RIDGE PARKWAY                                        4,673     1,069    1,183       921         (9)    3,164
3200 WINDY HILL ROAD (WILDWOOD PLAZA)                          13,181     2,571    2,847     2,939        504     8,861
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)                         3,851       960      962       843         (1)    2,764
4200 WILDWOOD PARKWAY (GE)                                      4,690     1,193    1,194     1,048         (1)    3,434
BANK/RESTAURANT GROUND LEASES                                   1,287       326      336       321         58     1,041
                                                              ---------------------------------------------------------
                                                               36,144     8,316    8,776     8,340        962    26,394
                                                              ---------------------------------------------------------
INTEREST EXPENSE:
2300 DEBT - 7.56%                                              (4,359)   (1,064)  (1,054)   (1,042)      (222)   (3,382)
2500 DEBT - 7.45%                                              (1,571)     (381)    (376)     (348)         0    (1,105)
3200 DEBT - 8.23%                                              (5,218)   (1,275)  (1,263)   (1,252)      (266)   (4,056)
4100/4300 DEBT - 7.65%                                         (2,030)     (493)    (489)     (431)         0    (1,413)
4200 DEBT - 6.78%                                              (2,737)     (665)    (659)     (574)         0    (1,898)
LINE OF CREDIT - FLOATING @ LIBOR + .75%                            0         0        0         0          0         0
INTEREST CAPITALIZED                                                0         0        0         0          0         0
                                                              ---------------------------------------------------------
                                                              (15,915)   (3,878)  (3,841)   (3,647)      (488)  (11,854)
MARK-TO-MARKET DEBT ADJUSTMENT                                      0         0        0         0     (3,843)   (3,843)
OTHER, NET                                                        478      (102)     (41)     (110)       (12)     (265)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             (45)       (8)     (10)       (9)        (3)      (30)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                        (1,101)        0        0         0          0         0
                                                              ---------------------------------------------------------

FUNDS FROM OPERATIONS                                          19,561     4,328    4,884     4,574     (3,384)   10,402

DEPRECIATION & AMORTIZATION OF REAL ESTATE                     (9,364)   (2,151)  (2,197)   (2,037)       (13)   (6,398)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET              0         0        0    84,008    116,827   200,835
                                                              ---------------------------------------------------------
NET INCOME                                                     10,197     2,177    2,687    86,545    113,430   204,839
                                                              =========================================================

COUSINS' SHARE OF WILDWOOD ASSOCIATES (2):                         50%       50%      50%       50%        50%       50%
                                                              =========================================================
     REVENUES LESS OPERATING EXPENSES                          17,796     4,099    4,321     4,100        375    12,895
     INTEREST EXPENSE                                          (7,960)   (1,939)  (1,921)   (1,824)      (244)   (5,928)
     MARK-TO-MARKET DEBT ADJUSTMENT                                 0         0        0         0     (1,922)   (1,922)
     OTHER, NET                                                   238       (51)     (21)      (55)        (6)     (133)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        (23)       (4)      (5)       (5)        (1)      (15)
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                     (551)        0        0         0          0         0
                                                              ---------------------------------------------------------
          FUNDS FROM OPERATIONS                                 9,500     2,105    2,374     2,216     (1,798)    4,897
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                (4,682)   (1,076)  (1,097)   (1,012)        (6)   (3,191)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET         0         0        0    41,577     57,783    99,360
                                                              ---------------------------------------------------------
          NET INCOME                                            4,818     1,029    1,277    42,781     55,979   101,066
                                                              =========================================================

See Footnotes on Page 14                                            Page 6 of 14

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                 JOINT VENTURES                                2000     2001      2002     2003 1ST  2003 2ND  2003 3RD  2003 4TH
                                                             ---------------------------------------------------------------------
CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER                                              4,990     4,855     4,021       783      674       767        720
GRANDVIEW II                                                   2,178     2,192     2,288       582      579       595        603
100 NORTH POINT CENTER EAST                                    2,077     2,213     1,456       330      323       416        170
200 NORTH POINT CENTER EAST                                    2,217     1,703     1,047       219      146        78         41
                                                             -------------------------------------------------------------------
    SUBTOTAL OFFICE                                           11,462    10,963     8,812     1,914    1,722     1,856      1,534
                                                             -------------------------------------------------------------------

MEDICAL OFFICE:

PRESBYTERIAN MEDICAL PLAZA                                       881       902       912       234      233       233        238
                                                             -------------------------------------------------------------------

RETAIL:
NORTH POINT MARKETCENTER                                       4,875     5,011     4,982     1,270    1,286     1,292      1,308
MANSELL CROSSING II                                            1,043     1,141     1,533       265      305       309        311
GREENBRIER MARKETCENTER                                        4,530     4,533     4,687     1,160    1,103     1,168      1,088
LOS ALTOS MARKETCENTER                                         2,822     2,797     2,974       743      744       729        760
                                                             -------------------------------------------------------------------
    SUBTOTAL RETAIL                                           13,270    13,482    14,176     3,438    3,438     3,498      3,467
                                                             -------------------------------------------------------------------

     TOTAL REVENUES LESS OPERATING EXPENSES                   25,613    25,347    23,900     5,586    5,393     5,587      5,239
                                                             -------------------------------------------------------------------

OTHER, NET                                                        58         1       (52)      (55)       4        (1)       (19)
                                                             -------------------------------------------------------------------
INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%                              (2,370)   (2,323)   (2,264)     (559)    (556)     (552)      (549)
100 & 200 NORTH POINT CENTER EAST - 7.86%                     (1,884)   (1,853)   (1,815)     (442)    (444)     (447)      (295)
                                                             -------------------------------------------------------------------
    TOTAL INTEREST EXPENSE                                    (4,254)   (4,176)   (4,079)   (1,001)  (1,000)     (999)      (844)
                                                             -------------------------------------------------------------------
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS              0         0         0         0        0         0          0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                            0         0         0         0        0         0     (8,567)
                                                             -------------------------------------------------------------------
FUNDS FROM OPERATIONS                                         21,417    21,172    19,769     4,530    4,397     4,587     (4,191)

DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (15,601)  (12,383)  (10,639)   (2,496)  (2,457)   (2,444)    (2,330)
                                                             -------------------------------------------------------------------

NET INCOME                                                     5,816     8,789     9,130     2,034    1,940     2,143     (6,521)
                                                             ===================================================================

COUSINS' SHARE OF CP VENTURE TWO (2):                          11.50%    11.50%    11.50%    11.50%   11.50%    11.50%     11.50%
                                                             ===================================================================
     REVENUES LESS OPERATING EXPENSES                          2,945     2,915     2,749       647      628       647        608
     INTEREST EXPENSE                                           (489)     (480)     (470)     (115)    (115)     (115)       (97)
     OTHER, NET                                                    7         0        (5)       (6)       0         0         (2)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS         0         0         0         0        0         0          0
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                       0         0         0         0        0         0       (985)
                                                             -------------------------------------------------------------------
          FUNDS FROM OPERATIONS                                2,463     2,435     2,274       526      513       532       (476)
     DEPRECIATION & AMORTIZATION OF REAL ESTATE               (1,794)   (1,424)   (1,223)     (287)    (283)     (281)      (268)
                                                             -------------------------------------------------------------------
          NET INCOME                                             669     1,011     1,051       239      230       251       (744)
                                                             ===================================================================

                 JOINT VENTURES                               2003    2004 1ST   2004 2ND  2004 3RD  2004 4TH    2004
                                                             ---------------------------------------------------------
CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER                                             2,944      733       664        691        571     2,659
GRANDVIEW II                                                  2,359      606       609        613        572     2,400
100 NORTH POINT CENTER EAST                                   1,239        6         1          0          0         7
200 NORTH POINT CENTER EAST                                     484       10         3          0          0        13
                                                             ---------------------------------------------------------
    SUBTOTAL OFFICE                                           7,026    1,355     1,277      1,304      1,143     5,079
                                                             ---------------------------------------------------------

MEDICAL OFFICE:

PRESBYTERIAN MEDICAL PLAZA                                      938      240       235        234        257       966
                                                             ---------------------------------------------------------

RETAIL:

NORTH POINT MARKETCENTER                                      5,156    1,249     1,359      1,345      1,189     5,142
MANSELL CROSSING II                                           1,190      310       319        313        285     1,227
GREENBRIER MARKETCENTER                                       4,519    1,143     1,119      1,194      1,057     4,513
LOS ALTOS MARKETCENTER                                        2,976      753       849        807        692     3,101
                                                             ---------------------------------------------------------
    SUBTOTAL RETAIL                                          13,841    3,455     3,646      3,659      3,223    13,983
                                                             ---------------------------------------------------------

     TOTAL REVENUES LESS OPERATING EXPENSES                  21,805    5,050     5,158      5,197      4,623    20,028
                                                             ---------------------------------------------------------

OTHER, NET                                                      (71)     (19)      (52)         0          0       (71)
                                                             ---------------------------------------------------------

INTEREST EXPENSE:

NORTH POINT MARKETCENTER - 8.50%                             (2,216)    (546)     (541)      (538)      (534)   (2,159)
100 & 200 NORTH POINT CENTER EAST - 7.86%                    (1,628)       0                                         0
                                                             ---------------------------------------------------------
    TOTAL INTEREST EXPENSE                                   (3,844)    (546)     (541)      (538)      (534)   (2,159)
                                                             ---------------------------------------------------------
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0        0         0          0          0         0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                      (8,567)       0         0          0     (1,535)   (1,535)
                                                             ---------------------------------------------------------
FUNDS FROM OPERATIONS                                         9,323    4,485     4,565      4,659      2,554    16,263

DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (9,727)  (1,926)   (1,923)    (1,920)    (1,648)   (7,417)
                                                             ---------------------------------------------------------

NET INCOME                                                     (404)   2,559     2,642      2,739        906     8,846
                                                             =========================================================

COUSINS' SHARE OF CP VENTURE TWO (2):                         11.50%   11.50%    11.50%     11.50%     11.50%    11.50%
                                                             =========================================================
     REVENUES LESS OPERATING EXPENSES                         2,530      583       592        597        546     2,318
     INTEREST EXPENSE                                          (442)     (63)      (62)       (61)       (62)     (248)
     OTHER, NET                                                  (8)       0         0          0          0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0        0         0          0          0         0
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY                   (985)       0         0          0       (209)     (209)
                                                             ---------------------------------------------------------
          FUNDS FROM OPERATIONS                               1,095      520       530        536        275     1,861
     DEPRECIATION & AMORTIZATION OF REAL ESTATE              (1,119)    (222)     (220)      (221)      (189)     (852)
                                                             ---------------------------------------------------------
          NET INCOME                                            (24)     298       310        315         86     1,009
                                                             =========================================================

See Footnotes on Page 14                                            Page 7 of 14

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                      JOINT VENTURES                          2000    2001     2002   2003 1st  2003 2nd  2003 3rd  2003 4th
                      --------------                         ---------------------------------------------------------------
COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK                                                  5,093   5,093    4,446       958       895       946       972
THE PINNACLE                                                  8,830   9,652    9,986     2,352     2,492     2,448     2,459
                                                             ---------------------------------------------------------------
     TOTAL REVENUES LESS OPERATING EXPENSES                  13,923  14,745   14,432     3,310     3,387     3,394     3,431

INTEREST EXPENSE                                             (7,268) (7,192)  (7,109)   (1,764)   (1,758)   (1,753)   (1,747)
CAPITALIZED INTEREST                                              0       0        0         0         0         0         0
OTHER, NET                                                      194      46        0         0         0         0         0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0      (4)     (17)       (4)       (4)       (4)       (4)
                                                             ---------------------------------------------------------------
FUNDS FROM OPERATIONS                                         6,849   7,595    7,306     1,542     1,625     1,637     1,680

DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (7,617) (7,703)  (8,680)   (1,780)   (1,790)   (1,835)   (1,385)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET            0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------

NET INCOME                                                     (768)   (108)  (1,374)     (238)     (165)     (198)      295
                                                             ===============================================================

COUSINS SHARE OF COUSINS LORET (2):                              50%     50%      50%       50%       50%       50%       50%
                                                             ===============================================================
     REVENUES LESS OPERATING EXPENSES                         6,962   7,373    7,217     1,655     1,693     1,697     1,716
     INTEREST EXPENSE                                        (3,634) (3,596)  (3,555)     (882)     (879)     (877)     (873)
     OTHER, NET                                                  97      23        0         0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0      (2)      (9)       (2)       (2)       (2)       (2)
                                                             ---------------------------------------------------------------
          FUNDS FROM OPERATIONS                               3,425   3,798    3,653       771       812       818       841
     DEPRECIATION & AMORTIZATION OF REAL ESTATE              (3,809) (3,852)  (4,383)     (890)     (895)     (918)     (692)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET       0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
          NET INCOME                                           (384)    (54)    (730)     (119)      (83)     (100)      149
                                                             ===============================================================
CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                          3,554   3,571    3,661       948       938       952       909
INTEREST - 7.0%                                              (1,561) (1,493)  (1,420)     (342)     (338)     (333)     (328)
MARK-TO-MARKET DEBT ADJUSTMENT                                    0       0        0         0         0         0         0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            (2)     (1)       0         0         0        (1)       (1)
                                                             ---------------------------------------------------------------
FUNDS FROM OPERATIONS                                         1,991   2,077    2,241       606       600       618       580

DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (1,126) (1,125)  (1,126)     (282)     (281)     (281)     (281)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET            0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
NET INCOME                                                      865     952    1,115       324       319       337       299
                                                             ===============================================================

COUSINS SHARE OF CC-JM II (2):                                   50%     50%      50%       50%       50%       50%       50%
                                                             ===============================================================
     REVENUES LESS OPERATING EXPENSES                         1,738   1,786    1,831       474       469       476       455
     INTEREST EXPENSE                                          (781)   (747)    (711)     (171)     (169)     (167)     (164)
     MARK-TO-MARKET DEBT ADJUSTMENT                               0       0        0         0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       (1)     (1)       0         0         0         0         0
                                                             ---------------------------------------------------------------
          FUNDS FROM OPERATIONS                                 956   1,038    1,120       303       300       309       291
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                (575)   (575)    (575)     (144)     (144)     (144)     (144)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET       0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
          NET INCOME                                            381     463      545       159       156       165       147
                                                             ===============================================================

                      JOINT VENTURES                           2003   2004 1st   2004 2nd  2004 3rd  2004 4th    2004
                      --------------                        ----------------------------------------------------------
COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK                                                   3,771     1,029      1,075       357        (7)   2,454
THE PINNACLE                                                   9,751     2,455      2,469       841        (9)   5,756
                                                            ----------------------------------------------------------
     TOTAL REVENUES LESS OPERATING EXPENSES                   13,522     3,484      3,544     1,198       (16)   8,210

INTEREST EXPENSE                                              (7,022)   (1,741)    (1,735)     (596)        0   (4,072)
CAPITALIZED INTEREST                                               0         0          0         0         0        0
OTHER, NET                                                         0         0          0         0         0        0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            (16)       (4)        (4)       (1)        0       (9)
                                                            ----------------------------------------------------------
FUNDS FROM OPERATIONS                                          6,484     1,739      1,805       601       (16)   4,129

DEPRECIATION & AMORTIZATION OF REAL ESTATE                    (6,790)   (1,867)    (1,872)      (44)        0   (3,783)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET             0         0          0    89,919         3   89,922
                                                            ----------------------------------------------------------

NET INCOME                                                      (306)     (128)       (67)   90,476       (13)  90,268
                                                            ==========================================================

COUSINS SHARE OF COUSINS LORET (2):                               50%       50%        50%       50%       50%      50%
                                                            ==========================================================
     REVENUES LESS OPERATING EXPENSES                          6,761     1,742      1,774       598        (8)   4,106
     INTEREST EXPENSE                                         (3,511)     (871)      (868)     (298)        0   (2,037)
     OTHER, NET                                                    0         0          0         0         0        0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        (8)       (2)        (2)       (1)        0       (5)
                                                            ----------------------------------------------------------
          FUNDS FROM OPERATIONS                                3,242       869        904       299        (8)   2,064
     DEPRECIATION & AMORTIZATION OF REAL ESTATE               (3,395)     (933)      (936)      (20)        0   (1,889)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET        0         0          0    45,364       (24)  45,340
                                                            ----------------------------------------------------------
          NET INCOME                                            (153)      (64)       (32)   45,643       (32)  45,515
                                                            ==========================================================
CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                           3,747       988        972       980       215    3,155
INTEREST - 7.0%                                               (1,341)     (323)      (316)     (310)      (76)  (1,025)
MARK-TO-MARKET DEBT ADJUSTMENT                                     0         0          0         0    (2,657)  (2,657)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             (2)        0          0        (1)        0       (1)
                                                            ----------------------------------------------------------
FUNDS FROM OPERATIONS                                          2,404       665        656       669    (2,518)    (528)

DEPRECIATION & AMORTIZATION OF REAL ESTATE                    (1,125)     (281)      (282)     (281)        0     (844)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET             0         0          0         0    38,917   38,917
                                                            ----------------------------------------------------------
NET INCOME                                                     1,279       384        374       388    36,399   37,545
                                                            ==========================================================

COUSINS SHARE OF CC-JM II (2):                                    50%       50%        50%       50%       50%      50%
                                                            ==========================================================
     REVENUES LESS OPERATING EXPENSES                          1,874       494        448       490       108    1,540
     INTEREST EXPENSE                                           (671)     (161)      (158)     (155)      (39)    (513)
     MARK-TO-MARKET DEBT ADJUSTMENT                                0         0          0         0    (1,328)  (1,328)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS         0         0          0         0         0        0
                                                            ----------------------------------------------------------
          FUNDS FROM OPERATIONS                                1,203       333        290       335    (1,259)    (301)
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                 (576)     (144)      (144)     (144)       (3)    (435)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET        0         0          0         0    19,212   19,212
                                                            ----------------------------------------------------------
          NET INCOME                                             627       189        146       191    17,950   18,476
                                                            ==========================================================

See Footnotes on Page 14                                            Page 8 of 14

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                      JOINT VENTURES                          2000    2001     2002   2003 1ST  2003 2ND  2003 3RD  2003 4TH
                      --------------                         ---------------------------------------------------------------
BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                            456     558      696       131       240       179       177
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
FUNDS FROM OPERATIONS                                           456     558      696       131       240       179       177

DEPRECIATION & AMORTIZATION OF REAL ESTATE                     (395)   (691)    (829)      (34)     (171)     (171)     (171)
                                                             ---------------------------------------------------------------
NET INCOME                                                       61    (133)    (133)       97        69         8         6
                                                             ===============================================================

COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):                     50%     50%      50%       50%       50%       50%       50%
                                                             ===============================================================
     REVENUES LESS OPERATING EXPENSES                           228     279      350        66       120        90        89
     INTEREST EXPENSE                                             0       0        0         0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
          FUNDS FROM OPERATIONS                                 228     279      350        66       120        90        89
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                (198)   (346)    (415)      (17)      (85)      (86)      (86)
                                                             ---------------------------------------------------------------
          NET INCOME                                             30     (67)     (65)       49        35         4         3
                                                             ===============================================================

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                          2,886   2,569     (518)      128     1,097       988     1,111
INTEREST - 5.39%                                             (1,373) (1,234)    (457)      (69)      (66)      (55)      (56)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS            (2)    (11)       0         0         0         0         0
                                                             ---------------------------------------------------------------
FUNDS FROM OPERATIONS                                         1,511   1,324     (975)       59     1,031       933     1,055

DEPRECIATION & AMORTIZATION OF REAL ESTATE                     (553)   (588)    (727)     (292)     (557)     (546)     (621)
                                                             ---------------------------------------------------------------
NET INCOME                                                      958     736   (1,702)     (233)      474       387       434
                                                             ===============================================================

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):             24%     50%      50%       50%       50%       50%       50%
                                                             ===============================================================
     REVENUES LESS OPERATING EXPENSES                         1,048     885     (259)       64       549       494       555
     INTEREST EXPENSE                                          (686)   (606)    (229)      (34)      (33)      (28)      (28)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS       (1)     (2)       0         0         0         0         0
                                                             ---------------------------------------------------------------
          FUNDS FROM OPERATIONS                                 361     277     (488)       30       516       466       527
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                 (76)   (134)    (365)     (146)     (278)     (273)     (310)
                                                             ---------------------------------------------------------------
          NET INCOME                                            285     143     (853)     (116)      238       193       217
                                                             ===============================================================

                      JOINT VENTURES                          2003   2004 1ST   2004 2ND  2004 3RD  2004 4TH    2004
                      --------------                         --------------------------------------------------------
BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                            727       146        224       176       269      815
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0         0          0         0         0        0
                                                             --------------------------------------------------------
FUNDS FROM OPERATIONS                                           727       146        224       176       269      815

DEPRECIATION & AMORTIZATION OF REAL ESTATE                     (547)     (171)      (171)     (170)     (174)    (686)
                                                             --------------------------------------------------------
NET INCOME                                                      180       (25)        53         6        95      129
                                                             ========================================================

COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):                     50%       50%        50%       50%       50%      50%
                                                             ========================================================
     REVENUES LESS OPERATING EXPENSES                           365        73        112        88       134      407
     INTEREST EXPENSE                                             0         0          0         0         0        0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0         0          0         0         0        0
                                                             --------------------------------------------------------
          FUNDS FROM OPERATIONS                                 365        73        112        88       134      407
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                (274)      (86)       (86)      (85)      (86)    (343)
                                                             --------------------------------------------------------
          NET INCOME                                             91       (13)        26         3        48       64
                                                             ========================================================

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                          3,324     1,078      1,114     1,119     1,111    4,422
INTEREST - 5.39%                                               (246)     (115)      (414)     (414)     (413)  (1,356)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0         0          0         0         0        0
                                                             --------------------------------------------------------
FUNDS FROM OPERATIONS                                         3,078       963        700       705       698    3,066

DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (2,016)     (571)      (569)     (569)     (569)  (2,278)
                                                             --------------------------------------------------------
NET INCOME                                                    1,062       392        131       136       129      788
                                                             ========================================================

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):             50%       50%        50%       50%       50%      50%
                                                             ========================================================
     REVENUES LESS OPERATING EXPENSES                         1,662       539        556       560       556    2,211
     INTEREST EXPENSE                                          (123)      (57)      (207)     (207)     (207)    (678)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0         0          0         0         0        0
                                                             --------------------------------------------------------
          FUNDS FROM OPERATIONS                               1,539       482        349       353       349    1,533
     DEPRECIATION & AMORTIZATION OF REAL ESTATE              (1,007)     (286)      (285)     (280)     (283)  (1,134)
                                                             --------------------------------------------------------
          NET INCOME                                            532       196         64        73        66      399
                                                             ========================================================

See Footnotes on Page 14                                            Page 9 of 14

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                      JOINT VENTURES                          2000    2001     2002   2003 1ST  2003 2ND  2003 3RD  2003 4TH
                      --------------                         ---------------------------------------------------------------
CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                         29,088  29,227   30,735     7,956     7,977     7,834     7,810
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
FUNDS FROM OPERATIONS                                        29,088  29,227   30,735     7,956     7,977     7,834     7,810

DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (7,710) (7,653)  (7,654)   (1,928)   (1,916)   (1,925)   (1,847)
                                                             ---------------------------------------------------------------
NET INCOME                                                   21,378  21,574   23,081     6,028     6,061     5,909     5,963
                                                             ===============================================================
COUSINS SHARE OF CSC ASSOCIATES (2):                             50%     50%      50%       50%       50%       50%       50%
                                                             ===============================================================
     REVENUES LESS OPERATING EXPENSES                        14,544  14,614   15,368     3,978     3,989     3,917     3,905
     INTEREST EXPENSE                                             0       0        0         0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
          FUNDS FROM OPERATIONS                              14,544  14,614   15,368     3,978     3,989     3,917     3,905
     DEPRECIATION & AMORTIZATION OF REAL ESTATE              (3,931) (3,903)  (3,904)     (983)     (977)     (982)     (943)
                                                             ---------------------------------------------------------------
          NET INCOME                                         10,613  10,711   11,464     2,995     3,012     2,935     2,962
                                                             ===============================================================

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                          2,403   7,756    7,994     2,012     2,013     2,014       163
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
FUNDS FROM OPERATIONS                                         2,403   7,756    7,994     2,012     2,013     2,014       163

DEPRECIATION & AMORTIZATION OF REAL ESTATE                     (720) (2,224)  (2,211)     (571)     (553)     (554)   (5,880)
                                                             ---------------------------------------------------------------
NET INCOME                                                    1,683   5,532    5,783     1,441     1,460     1,460    (5,717)
                                                             ===============================================================
COUSINS SHARE OF 285 VENTURE (2):                                50%     50%      50%       50%       50%       50%       50%
                                                             ===============================================================
     REVENUES LESS OPERATING EXPENSES                         1,202   3,878    3,998     1,006     1,007     1,007        82
     INTEREST EXPENSE                                             0       0        0         0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
          FUNDS FROM OPERATIONS                               1,202   3,878    3,998     1,006     1,007     1,007        82
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                (371) (1,282)  (1,274)     (327)     (319)     (319)   (2,982)
                                                             ---------------------------------------------------------------
          NET INCOME                                            831   2,596    2,724       679       688       688    (2,900)
                                                             ===============================================================

                      JOINT VENTURES                          2003   2004 1ST   2004 2ND  2004 3RD  2004 4TH    2004
                      --------------                         --------------------------------------------------------
CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                         31,577     7,813      7,789     7,602     7,389   30,593
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0        (6)        (8)      (10)      (10)     (34)
                                                             --------------------------------------------------------
FUNDS FROM OPERATIONS                                        31,577     7,807      7,781     7,592     7,379   30,559

DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (7,616)   (1,900)    (1,866)   (1,837)   (1,837)  (7,440)
                                                             --------------------------------------------------------
NET INCOME                                                   23,961     5,907      5,915     5,755     5,542   23,119
                                                             ========================================================
COUSINS SHARE OF CSC ASSOCIATES (2):                             50%       50%        50%       50%       50%      50%
                                                             ========================================================
     REVENUES LESS OPERATING EXPENSES                        15,789     3,907      3,895     3,801     3,695   15,298
     INTEREST EXPENSE                                             0         0          0         0         0        0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0        (3)        (4)       (5)       (5)     (17)
                                                             --------------------------------------------------------
          FUNDS FROM OPERATIONS                              15,789     3,904      3,891     3,796     3,690   15,281
     DEPRECIATION & AMORTIZATION OF REAL ESTATE              (3,885)     (969)      (952)     (937)     (937)  (3,795)
                                                             --------------------------------------------------------
          NET INCOME                                         11,904     2,935      2,939     2,859     2,753   11,486
                                                             ========================================================

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                          6,202       891      5,176       (94)      458    6,431
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0         0          0         0         0        0
                                                             --------------------------------------------------------
FUNDS FROM OPERATIONS                                         6,202       891      5,176       (94)      458    6,431

DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (7,558)     (702)      (837)     (920)   (1,362)  (3,821)
                                                             --------------------------------------------------------
NET INCOME                                                   (1,356)      189      4,339    (1,014)     (904)   2,610
                                                             ========================================================
COUSINS SHARE OF 285 VENTURE (2):                                50%       50%        50%       50%       50%      50%
                                                             ========================================================
     REVENUES LESS OPERATING EXPENSES                         3,102       445      2,587       231       229    3,492
     INTEREST EXPENSE                                             0         0          0         0         0        0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0         0          0         0         0        0
                                                             --------------------------------------------------------
          FUNDS FROM OPERATIONS                               3,102       445      2,587       231       229    3,492
     DEPRECIATION & AMORTIZATION OF REAL ESTATE              (3,947)     (393)      (460)     (502)     (722)  (2,077)
                                                             --------------------------------------------------------
          NET INCOME                                           (845)       52      2,127      (271)     (493)   1,415
                                                             ========================================================

See Footnotes on Page 14                                           Page 10 of 14

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                      JOINT VENTURES                          2000    2001     2002   2003 1st  2003 2nd  2003 3rd  2003 4th
                      --------------                         ---------------------------------------------------------------
CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                              0   1,512    6,357     1,680     1,714     1,713     1,721
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0       0        0         0        (1)       (1)       (1)
                                                             ---------------------------------------------------------------
FUNDS FROM OPERATIONS                                             0   1,512    6,357     1,680     1,713     1,712     1,720

DEPRECIATION & AMORTIZATION OF REAL ESTATE                        0    (738)  (1,949)     (451)     (487)     (488)     (488)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET            0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------

NET INCOME                                                        0     774    4,408     1,229     1,226     1,224     1,232
                                                             ===============================================================

COUSINS SHARE OF CPI/FSP I (2):                                          50%      50%       50%       50%       50%       50%
                                                             ===============================================================
     REVENUES LESS OPERATING EXPENSES                             0     756    3,180       840       857       857       861
     INTEREST EXPENSE                                             0       0        0         0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0       0        0         0        (1)       (1)       (1)
                                                             ---------------------------------------------------------------
          FUNDS FROM OPERATIONS                                   0     756    3,180       840       856       856       860
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                   0    (382)  (1,062)     (255)     (257)     (266)     (266)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET       0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
          NET INCOME                                              0     374    2,118       585       599       590       594
                                                             ===============================================================
CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                          1,486  10,763   21,126     5,263     5,260     5,251     5,249
INTEREST                                                     (1,501) (6,280) (12,030)   (2,928)   (2,895)   (2,862)   (2,828)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
FUNDS FROM OPERATIONS                                           (15)  4,483    9,096     2,335     2,365     2,389     2,421

DEPRECIATION & AMORTIZATION OF REAL ESTATE                     (578) (4,715)  (5,928)   (1,505)   (1,509)   (1,511)   (1,512)
                                                             ---------------------------------------------------------------

NET INCOME                                                     (593)   (232)   3,168       830       856       878       909
                                                             ===============================================================
COUSINS SHARE OF GATEWAY VILLAGE (2) (3):
                                                             ===============================================================
     REVENUES LESS OPERATING EXPENSES                           762     620    1,208       302       302       302       302
     INTEREST EXPENSE                                             0       0        0         0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
          FUNDS FROM OPERATIONS                                 762     620    1,208       302       302       302       302
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                   0       0      (25)       (8)       (8)       (8)       (8)
                                                             ---------------------------------------------------------------
          NET INCOME                                            762     620    1,183       294       294       294       294
                                                             ===============================================================

                      JOINT VENTURES                           2003   2004 1st   2004 2nd  2004 3rd  2004 4th    2004
                      --------------                         ---------------------------------------------------------
CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                           6,828     1,714      1,755     1,413        (1)   4,881
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             (3)       (1)         5         0         0        4
                                                             ---------------------------------------------------------
FUNDS FROM OPERATIONS                                          6,825     1,713      1,760     1,413        (1)   4,885

DEPRECIATION & AMORTIZATION OF REAL ESTATE                    (1,914)     (493)      (539)     (248)        0   (1,280)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET             0         0          0    27,183       (13)  27,170
                                                             ---------------------------------------------------------

NET INCOME                                                     4,911     1,220      1,221    28,348       (14)  30,775
                                                             =========================================================

COUSINS SHARE OF CPI/FSP I (2):                                   50%       50%        50%       50%       50%      50%
                                                             =========================================================
     REVENUES LESS OPERATING EXPENSES                          3,415       857        901       706        (1)   2,463
     INTEREST EXPENSE                                              0         0          0         0         0        0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        (3)       (1)         3         0         0        2
                                                             ---------------------------------------------------------
          FUNDS FROM OPERATIONS                                3,412       856        904       706        (1)   2,465
     DEPRECIATION & AMORTIZATION OF REAL ESTATE               (1,044)     (268)      (291)     (132)        0     (691)
     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET        0         0          0    12,359        (6)  12,353
                                                             ---------------------------------------------------------
          NET INCOME                                           2,368       588        613    12,933        (7)  14,127
                                                             =========================================================
CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                          21,023     5,248      5,246     5,245     5,258   20,997
INTEREST                                                     (11,513)   (2,793)    (2,758)   (2,723)   (2,687) (10,961)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS              0         0          0         0         0        0
                                                             ---------------------------------------------------------
FUNDS FROM OPERATIONS                                          9,510     2,455      2,488     2,522     2,571   10,036

DEPRECIATION & AMORTIZATION OF REAL ESTATE                    (6,037)   (1,522)    (1,530)   (1,537)   (1,541)  (6,130)
                                                             ---------------------------------------------------------

NET INCOME                                                     3,473       933        958       985     1,030    3,906
                                                             =========================================================
COUSINS SHARE OF GATEWAY VILLAGE (2) (3):
                                                             =========================================================
     REVENUES LESS OPERATING EXPENSES                          1,208       302        302       302       302    1,208
     INTEREST EXPENSE                                              0         0          0         0         0        0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS         0         0          0         0         0        0
                                                             ---------------------------------------------------------
          FUNDS FROM OPERATIONS                                1,208       302        302       302       302    1,208
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                  (32)       (8)        (8)       (8)       (8)     (32)
                                                             ---------------------------------------------------------
          NET INCOME                                           1,176       294        294       294       294    1,176
                                                             =========================================================

See Footnotes on Page 14                                           Page 11 of 14

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

                      JOINT VENTURES                          2000    2001     2002   2003 1st  2003 2nd  2003 3rd  2003 4th
                      --------------                         ---------------------------------------------------------------
CRAWFORD LONG - CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                              0       0    3,454     1,255     1,445     1,343     1,388
INTEREST - 5.9%                                                   0       0        0         0      (424)     (820)     (818)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
FUNDS FROM OPERATIONS                                             0       0    3,454     1,255     1,021       523       570

DEPRECIATION & AMORTIZATION OF REAL ESTATE                        0       0   (1,530)     (606)     (648)     (620)     (633)
                                                             ---------------------------------------------------------------

NET INCOME                                                        0       0    1,924       649       373       (97)      (63)
                                                             ===============================================================

COUSINS SHARE OF CRAWFORD LONG - CPI (2):                                         50%       50%       50%       50%       50%
                                                             ===============================================================
     REVENUES LESS OPERATING EXPENSES                             0       0    1,728       628       723       672       694
     INTEREST EXPENSE                                             0       0        0         0      (212)     (410)     (410)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
          FUNDS FROM OPERATIONS                                   0       0    1,728       628       511       262       284
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                   0       0     (802)     (316)     (337)     (323)     (330)
                                                             ---------------------------------------------------------------
          NET INCOME                                              0       0      926       312       174       (61)      (46)
                                                             ===============================================================
OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                            142       0        0         0         0         0         0
OTHER, NET                                                    3,543     453        0         0         0         0         0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS          (301)    (64)       0         0         0         0         0
                                                             ---------------------------------------------------------------
FUNDS FROM OPERATIONS                                         3,384     389        0         0         0         0         0

DEPRECIATION & AMORTIZATION OF REAL ESTATE                        0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------

NET INCOME                                                    3,384     389        0         0         0         0         0
                                                             ===============================================================
COUSINS SHARE OF OTHER (2):
                                                             ===============================================================
     REVENUES LESS OPERATING EXPENSES                            71       0        0         0         0         0         0
     INTEREST EXPENSE                                             0       0        0         0         0         0         0
     OTHER, NET                                               1,896     206        0         0         0         0         0
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS     (226)    (48)       0         0         0         0         0
                                                             ---------------------------------------------------------------
          FUNDS FROM OPERATIONS                               1,741     158        0         0         0         0         0
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                   0       0        0         0         0         0         0
                                                             ---------------------------------------------------------------
          NET INCOME                                          1,741     158        0         0         0         0         0
                                                             ===============================================================

                      JOINT VENTURES                           2003   2004 1st   2004 2nd  2004 3rd  2004 4th    2004
                      --------------                         ---------------------------------------------------------
CRAWFORD LONG - CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                          5,431      1,438      1,527     1,507     1,667    6,139
INTEREST - 5.9%                                              (2,062)      (815)      (813)     (810)     (808)  (3,246)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0          0          0         0         0        0
                                                             ---------------------------------------------------------
FUNDS FROM OPERATIONS                                         3,369        623        714       697       859    2,893

DEPRECIATION & AMORTIZATION OF REAL ESTATE                   (2,507)      (632)      (638)     (659)     (669)  (2,598)
                                                             ---------------------------------------------------------

NET INCOME                                                      862         (9)        76        38       190      295
                                                             =========================================================

COUSINS SHARE OF CRAWFORD LONG - CPI (2):                        50%        50%        50%       50%       50%      50%
                                                             =========================================================
     REVENUES LESS OPERATING EXPENSES                         2,717        719        764       754       834    3,071
     INTEREST EXPENSE                                        (1,032)      (408)      (407)     (405)     (404)  (1,624)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0          0          0         0         0        0
                                                             ---------------------------------------------------------
          FUNDS FROM OPERATIONS                               1,685        311        357       349       430    1,447
     DEPRECIATION & AMORTIZATION OF REAL ESTATE              (1,306)      (329)      (332)     (343)     (348)  (1,352)
                                                             ---------------------------------------------------------
          NET INCOME                                            379        (18)        25         6        82       95
                                                             =========================================================
OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES                                              0          0          0         0         0        0
OTHER, NET                                                        0      1,848          0         0         0    1,848
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS             0          0          0         0         0        0
                                                             ---------------------------------------------------------
FUNDS FROM OPERATIONS                                             0      1,848          0         0         0    1,848

DEPRECIATION & AMORTIZATION OF REAL ESTATE                        0          0          0         0         0        0
                                                             ---------------------------------------------------------
NET INCOME                                                        0      1,848          0         0         0    1,848
                                                             =========================================================
COUSINS SHARE OF OTHER (2):
                                                             =========================================================
     REVENUES LESS OPERATING EXPENSES                             0          0          0         0         0        0
     INTEREST EXPENSE                                             0          0          0         0         0        0
     OTHER, NET                                                   0        924          0         0         0      924
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS        0          0          0         0         0        0
                                                             ---------------------------------------------------------
          FUNDS FROM OPERATIONS                                   0        924          0         0         0      924
     DEPRECIATION & AMORTIZATION OF REAL ESTATE                   0          0          0         0         0        0
                                                             ---------------------------------------------------------
          NET INCOME                                              0        924          0         0         0      924
                                                             =========================================================

See Footnotes on Page 14                                           Page 12 of 14

                         COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
         (In thousands, except per share amounts, percentages and ratios)

                                                      ======================================================================
                 JOINT VENTURES                         2000     2001   2002  2003 1ST  2003 2ND  2003 3RD  2003 4TH   2003
----------------------------------------------------  ========  =====  =====  ========  ========  ========  ========  ======

COUSINS SHARE OF TEMCO ASSOCIATES (2):                      50%    50%    50%       50%       50%       50%       50%     50%
                                                      ========  =====  =====  ========  ========  ========  ========  ======
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS       773  1,743  1,952       544     1,055       605       995   3,199
     INTEREST EXPENSE                                        0      0      0         0         0         0         0       0
     OTHER, NET                                            (95)   (23)    (3)      (13)       (7)      (20)      (22)    (62)
                                                      --------  -----  -----  --------  --------  --------  --------  ------
          FUNDS FROM OPERATIONS                            678  1,720  1,949       531     1,048       585       973   3,137
     DEPRECIATION & AMORTIZATION OF REAL ESTATE              0      0      0         0         0         0         0       0
                                                      --------  -----  -----  --------  --------  --------  --------  ------
          NET INCOME                                       678  1,720  1,949       531     1,048       585       973   3,137
                                                      ========  =====  =====  ========  ========  ========  ========  ======

COUSINS SHARE OF CL REALTY, LLC (2):                                                50%       50%       50%       50%     50%
                                                      ========  =====  =====  ========  ========  ========  ========  ======
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS         0      0      0         0       197       259       245     701
     OTHER, NET                                              0      0      0       (18)      (20)      (26)      (30)    (94)
                                                      --------  -----  -----  --------  --------  --------  --------  ------
          FUNDS FROM OPERATIONS                              0      0      0       (18)      177       233       215     607
     DEPRECIATION & AMORTIZATION OF REAL ESTATE              0      0      0         0         0         0         0       0
                                                      --------  -----  -----  --------  --------  --------  --------  ------
          NET INCOME                                         0      0      0       (18)      177       233       215     607
                                                      ========  =====  =====  ========  ========  ========  ========  ======

COUSINS SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):                                   50%       50%       50%       50%     50%
                                                      ========  =====  =====  ========  ========  ========  ========  ======
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS         0      0      0         0         0         0         0       0
     OTHER, NET                                              0      0      0         0         0         0         0       0
                                                      --------  -----  -----  --------  --------  --------  --------  ------
          FUNDS FROM OPERATIONS                              0      0      0         0         0         0         0       0
     DEPRECIATION & AMORTIZATION OF REAL ESTATE              0      0      0         0         0         0         0       0
                                                      --------  -----  -----  --------  --------  --------  --------  ------
          NET INCOME                                         0      0      0         0         0         0         0       0
                                                      ========  =====  =====  ========  ========  ========  ========  ======

                                                      ========  ========  ========  ========  ======
                 JOINT VENTURES                       2004 1ST  2004 2ND  2004 3RD  2004 4TH   2004
----------------------------------------------------  ========  ========  ========  ========  ======

COUSINS SHARE OF TEMCO ASSOCIATES (2):                      50%       50%       50%       50%     50%
                                                      ========  ========  ========  ========  ======
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS     2,105       781     1,383     1,062   5,331
     INTEREST EXPENSE                                      (20)      (37)      (39)      (39)   (135)
     OTHER, NET                                             24        35         9       (69)     (1)
                                                      --------  --------  --------  --------  ------
          FUNDS FROM OPERATIONS                          2,109       779     1,353       954   5,195
     DEPRECIATION & AMORTIZATION OF REAL ESTATE            (11)      (17)      (17)      (43)    (88)
                                                      --------  --------  --------  --------  ------
          NET INCOME                                     2,098       762     1,336       911   5,107
                                                      ========  ========  ========  ========  ======

COUSINS SHARE OF CL REALTY, LLC (2):                        50%       50%       50%       50%     50%
                                                      ========  ========  ========  ========  ======
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS       610       606       381     1,859   3,456
     OTHER, NET                                            (62)      (42)      (52)      (63)   (219)
                                                      --------  --------  --------  --------  ------
          FUNDS FROM OPERATIONS                            548       564       329     1,796   3,237
     DEPRECIATION & AMORTIZATION OF REAL ESTATE              0         0         0         0       0
                                                      --------  --------  --------  --------  ------
          NET INCOME                                       548       564       329     1,796   3,237
                                                      ========  ========  ========  ========  ======

COUSINS SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):           50%       50%       50%       50%     50%
                                                      ========  ========  ========  ========  ======
     RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS         0        82       184       132     398
     OTHER, NET                                              0         0         0         0       0
                                                      --------  --------  --------  --------  ------
          FUNDS FROM OPERATIONS                              0        82       184       132     398
     DEPRECIATION & AMORTIZATION OF REAL ESTATE              0         0         0         0       0
                                                      --------  --------  --------  --------  ------
          NET INCOME                                         0        82       184       132     398
                                                      ========  ========  ========  ========  ======

                        COUSINS PROPERTIES INCORPORATED
           NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, PERCENTAGES AND RATIOS)

FOOTNOTES
----------

(1) See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2) Cousins' share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins' investment in joint ventures.

(3) The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to "Notes to Consolidated Financial Statements" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

================================================================================

                         COUSINS PROPERTIES INCORPORATED
                              SAME PROPERTY GROWTH

                                                               FOURTH QUARTER 2004 VS       FOURTH QUARTER        TWELVE MONTHS
                                                                 THIRD QUARTER 2004          2004 VS 2003          2004 VS 2003
                                                              -----------------------  ----------------------  -------------------
                                                              OFFICE   RETAIL   TOTAL  OFFICE  RETAIL   TOTAL  OFFICE RETAIL TOTAL
                                                              ------   ------   -----  ------  ------   -----  ------ ------ -----
Adjusted Rental Property Revenues (1)                          -4.3%    2.6%    -2.7%  -10.6%    5.7%   -7.5%   -7.9%   1.7% -6.0%
Rental Property Operating Expenses                              1.6%    5.6%     2.4%   -5.8%  -12.7%   -7.1%   -2.9%  -8.1% -3.9%
Adjusted Rental Property Revenues less Operating Expenses      -7.6%    1.3%    -5.4%  -13.2%   16.6%   -7.7%  -10.3%   6.6% -7.0%

Cash Basis Rental Property Revenues (2)                        -6.1%    2.6%    -4.1%  -14.0%    5.8%  -10.4%   -7.9%   2.1% -6.0%
Rental Property Operating Expenses                              1.6%    5.6%     2.4%   -5.8%  -12.7%   -7.1%   -2.9%  -8.1% -3.9%
Cash Basis Rental Property Revenues less Operating Expenses   -10.1%    1.3%    -7.3%  -18.3%   16.8%  -12.1%  -10.4%   7.1% -7.0%

----------

(1) Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2) Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

                              COUSINS PROPERTIES INCORPORATED

                                    SAME PROPERTY GROWTH

               FOURTH QUARTER 2004 COMPARED TO THIRD QUARTER 2004
                       (IN THOUSANDS, EXCEPT PERCENTAGES)

                                                                               SAME PROPERTY
                                           ----------------------------------------------------------------------------------------
                                                     OFFICE                         RETAIL                       TOTAL
                                           ----------------------------    --------------------------  ----------------------------
                                            3q 2004   4q 2004  % Change    3q 2004  4q 2004  % Change   3q 2004   4q 2004  % Change
                                           --------  --------  --------    -------  -------  --------  --------  --------  --------
RENTAL PROPERTY REVENUES                   $ 22,379  $ 21,418              $ 6,773  $ 6,920            $ 29,152  $ 28,338
Less: LEASE TERMINATION FEES                    242       235                   43       18                 285       253
      INTER-COMPANY ACTIVITIES                    0         0                   0        0                    0         0
                                           --------  --------              -------  -------            --------  --------
ADJUSTED RENTAL PROPERTY REVENUES (1)        22,137    21,183    -4.3%       6,730    6,902     2.6%     28,867    28,085    -2.7%
RENTAL PROPERTY OPERATING EXPENSES            7,844     7,970     1.6%       1,990    2,102     5.6%      9,834    10,072     2.4%
                                           --------  --------              -------  -------            --------  --------
ADJUSTED RENTAL PROPERTY REVENUES LESS
      OPERATING EXPENSES                   $ 14,293  $ 13,213    -7.6%     $ 4,740  $ 4,800     1.3%   $ 19,033  $ 18,013    -5.4%
                                           ========  ========              =======  =======            ========  ========

ADJUSTED RENTAL PROPERTY REVENUES (1)      $ 22,137  $ 21,183              $ 6,730  $ 6,902            $ 28,867  $ 28,085
Less: STRAIGHT-LINE RENTS                      (236)      176                    6        3                (230)      179
      AMORTIZATION OF ACQUIRED ABOVE
        MARKET LEASES                          (205)     (205)                   0        0                (205)     (205)
                                           --------  --------              -------  -------            --------  --------
CASH BASIS RENTAL PROPERTY REVENUES (2)      22,578    21,212    -6.1%       6,724    6,899    2.6%      29,302    28,111    -4.1%
RENTAL PROPERTY OPERATING EXPENSES            7,844     7,970     1.6%       1,990    2,102    5.6%       9,834    10,072     2.4%
                                           --------  --------              -------  -------            --------  --------
CASH BASIS RENTAL PROPERTY REVENUES LESS
      OPERATING EXPENSES                   $ 14,734  $ 13,242   -10.1%     $ 4,734  $ 4,797    1.3%    $ 19,468  $ 18,039    -7.3%
                                           ========  ========              =======  =======            ========  ========

RECONCILIATION OF RENTAL PROPERTY REVENUES
 LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES                   $ 22,379  $ 21,418              $ 6,773  $ 6,920            $ 29,152  $ 28,338
RENTAL PROPERTY OPERATING EXPENSES            7,844     7,970                1,990    2,102               9,834    10,072
                                           --------  --------              -------  -------            --------  --------
                                           $ 14,535  $ 13,448              $ 4,783  $ 4,818            $ 19,318  $ 18,266
                                           ========  ========              =======  =======            ========  ========

RENTAL PROPERTY REVENUES LESS RENTAL
 PROPERTY OPERATING EXPENSES:
    OPERATING PROPERTIES (3)
    DISCONTINUED OPERATIONS (4)
    SHARE OF UNCONSOLIDATED JOINT
      VENTURES (5)

    TOTAL RENTAL PROPERTY REVENUES LESS
      RENTAL PROPERTY OPERATING EXPENSES





                                                 NON-SAME        ALL PROPERTIES
                                            -----------------  ------------------
                                             3q 2004  4q 2004   3q 2004   4q 2004
                                            --------  -------  --------  --------
RENTAL PROPERTY REVENUES                    $ 19,575  $ 4,567  $ 48,727  $ 32,905
Less: LEASE TERMINATION FEES                     227        4       512       257
      INTER-COMPANY ACTIVITIES                   (69)       0       (69)        0
                                            --------  -------  --------  --------
ADJUSTED RENTAL PROPERTY REVENUES (1)         19,417    4,563    48,284    32,648
RENTAL PROPERTY OPERATING EXPENSES             6,592    1,529    16,426    11,601
                                            --------  -------  --------  --------
ADJUSTED RENTAL PROPERTY REVENUES LESS
      OPERATING EXPENSES                    $ 12,825  $ 3,034  $ 31,858  $ 21,047
                                            ========  ======== ========  ========

ADJUSTED RENTAL PROPERTY REVENUES (1)       $ 19,417  $ 4,563  $ 48,284  $ 32,648
Less: STRAIGHT-LINE RENTS                        710      520       480       699
      AMORTIZATION OF ACQUIRED ABOVE
        MARKET LEASES                              0        0      (205)     (205)
                                            --------  -------   --------  -------
CASH BASIS RENTAL PROPERTY REVENUES (2)       18,707    4,043    48,009    32,154
RENTAL PROPERTY OPERATING EXPENSES             6,592    1,529    16,426    11,601
                                            --------  -------   --------  -------
CASH BASIS RENTAL PROPERTY REVENUES LESS
      OPERATING EXPENSES                    $ 12,115  $ 2,514  $ 31,583  $ 20,553
                                            ========  ======== ========  ========

RECONCILIATION OF RENTAL PROPERTY REVENUES
 LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES                    $ 19,575  $ 4,567  $ 48,727  $ 32,905
RENTAL PROPERTY OPERATING EXPENSES             6,592    1,529    16,426    11,601
                                            --------  -------  --------  --------
                                            $ 12,983  $ 3,038  $ 32,301  $ 21,304
                                            ========  =======  ========  ========

RENTAL PROPERTY REVENUES LESS RENTAL
 PROPERTY OPERATING EXPENSES:
    OPERATING PROPERTIES (3)                                   $ 15,210  $ 14,149
    DISCONTINUED OPERATIONS (4)                                   4,864  $    385
    SHARE OF UNCONSOLIDATED JOINT
      VENTURES (5)                                               12,227     6,770
                                                               --------  --------
    TOTAL RENTAL PROPERTY REVENUES LESS
      RENTAL PROPERTY OPERATING EXPENSES                       $ 32,301  $ 21,304
                                                               ========  ========


(1) Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2) Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)   See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)   See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)   See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

                         COUSINS PROPERTIES INCORPORATED

                              SAME PROPERTY GROWTH

               Fourth Quarter 2004 Compared to Fourth Quarter 2003
                       (in thousands, except percentages)

                                                                             SAME PROPERTY
                                           --------------------------------------------------------------------------------------
                                                         OFFICE                   RETAIL                      TOTAL
                                           ----------------------------  --------------------------  ----------------------------
                                            4q 2003   4q 2004  % Change  4q 2003  4q 2004  % Change  4 q 2003   4q 2004  % Change
                                           --------  --------  --------  -------  -------  --------  --------  --------  --------
RENTAL PROPERTY REVENUES                   $ 22,451  $ 20,285            $ 5,381  $ 5,525            $ 27,832  $ 25,810
Less: LEASE TERMINATION FEES                     29       235                161        8                 190       243
      INTER-COMPANY ACTIVITIES                    0         0                  0        0                   0         0
                                           --------  --------            -------  -------            --------  --------
ADJUSTED RENTAL PROPERTY REVENUES (1)        22,422    20,050    -10.6%    5,220    5,517     5.7%     27,642    25,567    -7.5%
RENTAL PROPERTY OPERATING EXPENSES            7,949     7,489     -5.8%    1,940    1,693   -12.7%      9,889     9,182    -7.1%
                                           --------  --------            -------  -------            --------  --------
ADJUSTED RENTAL PROPERTY REVENUES LESS
      OPERATING EXPENSES                   $ 14,473  $ 12,561    -13.2%  $ 3,280  $ 3,824    16.6%   $ 17,753  $ 16,385    -7.7%
                                           ========  ========            =======  =======            ========  ========

ADJUSTED RENTAL PROPERTY REVENUES (1)      $ 22,422  $ 20,050            $ 5,220  $ 5,517            $ 27,642  $ 25,567
Less: STRAIGHT-LINE RENTS                      (714)      154                  4       (2)               (710)      152
      AMORTIZATION OF ACQUIRED ABOVE
       MARKET LEASES                              0         0                  0        0                   0         0
                                           --------  --------            -------  -------            --------  --------
CASH BASIS RENTAL PROPERTY REVENUES (2)      23,136    19,896    -14.0%    5,216    5,519     5.8%     28,352    25,415   -10.4%
RENTAL PROPERTY OPERATING EXPENSES            7,949     7,489     -5.8%    1,940    1,693   -12.7%      9,889     9,182    -7.1%
                                           --------  --------            -------  -------            --------  --------
CASH BASIS RENTAL PROPERTY REVENUES LESS
      OPERATING EXPENSES                   $ 15,187  $ 12,407    -18.3%  $ 3,276  $ 3,826    16.8%   $ 18,463  $ 16,233   -12.1%
                                           ========  ========            =======  =======            ========  ========

                                                                                                              -
RECONCILIATION OF RENTAL PROPERTY REVENUES
  LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES                   $ 22,451  $ 20,285            $ 5,381  $ 5,525            $ 27,832  $ 25,810
RENTAL PROPERTY OPERATING EXPENSES            7,949     7,489              1,940    1,693               9,889     9,182
                                           --------  --------            -------  -------            --------  --------
                                           $ 14,502  $ 12,796            $ 3,441  $ 3,832            $ 17,943  $ 16,628
                                           ========  ========            =======  =======            ========  ========

RENTAL PROPERTY REVENUES LESS RENTAL
  PROPERTY OPERATING EXPENSES:

    OPERATING PROPERTIES((3)
    DISCONTINUED OPERATIONS (4)
    SHARE OF UNCONSOLIDATED JOINT
      VENTURES(5)

    TOTAL RENTAL PROPERTY REVENUES LESS
      RENTAL
      PROPERTY OPERATING EXPENSES



                                                NON-SAME         ALL PROPERTIES
                                           ------------------  ------------------
                                            4q 2003   4q 2004   4q 2003   4q 2004
                                           --------  --------  --------  --------
RENTAL PROPERTY REVENUES                   $ 26,290  $  7,095  $ 54,122  $ 32,905
Less: LEASE TERMINATION FEES                    780        14       970       257
      INTER-COMPANY ACTIVITIES                  110         0       110         0
                                           --------  --------  --------  --------
ADJUSTED RENTAL PROPERTY REVENUES (1)        25,400     7,081    53,042    32,648
RENTAL PROPERTY OPERATING EXPENSES            8,127     2,419    18,016    11,601
                                           --------  --------  --------  --------
ADJUSTED RENTAL PROPERTY REVENUES LESS
      OPERATING EXPENSES                   $ 17,273  $  4,662  $ 35,026  $ 21,047
                                           ========  ========  ========  ========

ADJUSTED RENTAL PROPERTY REVENUES (1)      $ 25,400  $  7,081  $ 53,042  $ 32,648
Less: STRAIGHT-LINE RENTS                       180       547      (530)      699
      AMORTIZATION OF ACQUIRED ABOVE
       MARKET LEASES                            (52)     (205)      (52)     (205)
                                           --------  --------  --------  --------
CASH BASIS RENTAL PROPERTY REVENUES (2)      25,272     6,739    53,624    32,154
RENTAL PROPERTY OPERATING EXPENSES            8,127     2,419    18,016    11,601
                                           --------  --------  --------  --------
CASH BASIS RENTAL PROPERTY REVENUES LESS
      OPERATING EXPENSES                   $ 17,145  $  4,320  $ 35,608  $ 20,553
                                           ========  ========  ========  ========

RECONCILIATION OF RENTAL PROPERTY REVENUES
 LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES                   $ 26,290  $  7,095  $ 54,122  $ 32,905
RENTAL PROPERTY OPERATING EXPENSES            8,127     2,419    18,016    11,601
                                           --------  --------  --------  --------
                                           $ 18,163  $  4,676  $ 36,106  $ 21,304
                                           ========  ========  ========  ========

RENTAL PROPERTY REVENUES LESS RENTAL
  PROPERTY OPERATING EXPENSES:

    OPERATING PROPERTIES((3)                                   $ 16,721  $ 14,149
    DISCONTINUED OPERATIONS (4)                                   4,881  $    385
    SHARE OF UNCONSOLIDATED JOINT
      VENTURES(5)                                                14,504     6,770
                                                               --------  --------
    TOTAL RENTAL PROPERTY REVENUES LESS
      RENTAL
      PROPERTY OPERATING EXPENSES                              $ 36,106  $ 21,304
                                                               ========  ========

----------

(1) Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2) Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)   See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)   See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)   See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

                         COUSINS PROPERTIES INCORPORATED
                              SAME PROPERTY GROWTH
                Twelve Months 2004 Compared to Twelve Months 2003
                       (in thousands, except percentages)

                                                                                       SAME PROPERTY
                                                                  OFFICE                   RETAIL                   TOTAL
                                                         ---------------------------------------------------------------------------
                                                                             %                        %                          %
                                                           2003    2004    Change  2003      2004   Change   2003      2004   Change
                                                         ------------------------ ------------------------ -------------------------
RENTAL PROPERTY REVENUES                                 $88,354  $85,697         $22,471  $21,838         $110,825  $107,535
Less:  LEASE TERMINATION FEES                                803    5,038           1,246      246            2,049     5,284
       INTER-COMPANY ACTIVITIES                                0        0               0        0                0         0
                                                         ----------------         ----------------         ------------------
ADJUSTED RENTAL PROPERTY REVENUES (1)                     87,551   80,659   -7.9%  21,225   21,592    1.7%  108,776   102,251  -6.0%

RENTAL PROPERTY OPERATING EXPENSES                        29,031   28,185   -2.9%   7,076    6,506   -8.1%   36,107    34,691  -3.9%
                                                         ----------------         ----------------         ------------------

ADJUSTED RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                  $58,520  $52,474  -10.3% $14,149  $15,086    6.6% $ 72,669  $ 67,560  -7.0%
                                                         ================         ================         ==================

ADJUSTED RENTAL PROPERTY REVENUES (1)                    $87,551  $80,659         $21,225  $21,592         $108,776  $102,251
Less:  STRAIGHT-LINE RENTS                                  (387)    (294)             69        0             (318)     (294)
       AMORTIZATION OF ACQUIRED ABOVE
       MARKET LEASES                                           0        0               0        0                0         0
                                                         ----------------         ----------------         ------------------

CASH BASIS RENTAL PROPERTY REVENUES (2)                   87,938   80,953   -7.9%  21,156   21,592    2.1%  109,094   102,545  -6.0%

RENTAL PROPERTY OPERATING EXPENSES                        29,031   28,185   -2.9%   7,076    6,506   -8.1%   36,107    34,691  -3.9%
                                                         ----------------         ----------------         ------------------
CASH BASIS RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                  $58,907  $52,768  -10.4% $14,080  $15,086    7.1% $ 72,987  $ 67,854  -7.0%
                                                         ================         ================         ==================

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS
RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES                                 $88,354  $85,697         $22,471  $21,838         $110,825  $107,535
RENTAL PROPERTY OPERATING EXPENSES                        29,031   28,185           7,076    6,506           36,107    34,691
                                                         ----------------         ----------------         ------------------
                                                         $59,323  $57,512         $15,395  $15,332         $ 74,718  $ 72,844
                                                         ================         ================         ==================

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES:
          OPERATING PROPERTIES (3)
          DISCONTINUED OPERATIONS (4)
          SHARE OF UNCONSOLIDATED JOINT VENTURES (5)
          TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
              PROPERTY OPERATING EXPENSES

                                                                   NON-SAME               ALL PROPERTIES
                                                            --------------------       --------------------
                                                              2003        2004           2003        2004
                                                            --------------------       --------------------
RENTAL PROPERTY REVENUES                                    $140,961     $87,435       $251,786    $194,970
Less:  LEASE TERMINATION FEES                                 22,613         454         24,662       5,738
       INTER-COMPANY ACTIVITIES                                 (279)       (197)          (279)       (197)
                                                            --------------------       --------------------
ADJUSTED RENTAL PROPERTY REVENUES (1)                        118,627      87,178        227,403     189,429

RENTAL PROPERTY OPERATING EXPENSES                            37,104      28,222         73,211      62,913
                                                            --------------------       --------------------

ADJUSTED RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                     $ 81,523     $58,956       $154,192    $126,516
                                                            ====================       ====================

ADJUSTED RENTAL PROPERTY REVENUES (1)                       $118,627     $87,178       $227,403    $189,429
Less:  STRAIGHT-LINE RENTS                                     1,145       2,624            827       2,330
       AMORTIZATION OF ACQUIRED ABOVE
       MARKET LEASES                                             (52)       (805)           (52)       (805)
                                                            --------------------       --------------------

CASH BASIS RENTAL PROPERTY REVENUES (2)                      117,534      85,359        226,628     187,904

RENTAL PROPERTY OPERATING EXPENSES                            37,104      28,222         73,211      62,913
                                                            --------------------       --------------------
CASH BASIS RENTAL PROPERTY REVENUES LESS
     OPERATING EXPENSES                                     $ 80,430     $57,137       $153,417    $124,991
                                                            ====================       ====================

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS
RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES                                    $140,961     $87,435       $251,786    $194,970
RENTAL PROPERTY OPERATING EXPENSES                            37,104      28,222         73,211      62,913
                                                            --------------------       --------------------
                                                            $103,857     $59,213       $178,575    $132,057
                                                            ====================       ====================

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
  OPERATING EXPENSES:
          OPERATING PROPERTIES (3)                                                     $ 68,715    $ 67,288
          DISCONTINUED OPERATIONS (4)                                                    52,641      15,760
          SHARE OF UNCONSOLIDATED JOINT VENTURES (5)                                     57,219      49,009
                                                                                       --------------------
          TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
              PROPERTY OPERATING EXPENSES                                              $178,575    $132,057
                                                                                       ====================

(1) Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2) Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company's pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)   See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)   See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)   See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

                         COUSINS PROPERTIES INCORPORATED
                            DEVELOPMENT PIPELINE (1)
                             AS OF DECEMBER 31, 2004
                                ($ in thousands)

                                                                                                                       ACTUAL OR
                                            LEASED                                                                  PROJECTED DATES
                                            GLA (%)                                           COUSINS'   COUSINS'   FOR COMPLETION
                             COMPANY OWNED  (FULLY     VENTURE      COUSINS'    APPROXIMATE   SHARE OF  INVESTMENT     AND FULLY
             PROJECT              GLA      EXECUTED)   PARTNER     OWNERSHIP %  TOTAL COST  TOTAL COSTS @ 12/31/04 OPERATIONAL/SOLD
             -------         ------------- --------- ------------- -----------  ----------- ----------- ---------- -----------------
OFFICE & MEDICAL OFFICE

Inhibitex                        51,000      100%         N/A            100%   $     6,900    $ 6,900    $ 5,091   const. - 1Q-05
 (Atlanta, GA)                                                                                                     fully operational
                                                                                                                         2Q-05
                             ------------                                       -----------    -------    -------
  TOTAL OFFICE & MEDICAL
    OFFICE                       51,000                                               6,900      6,900      5,091
                             ------------                                       -----------    -------    -------
CONDOMINIUMS

905 Juniper                    117 units     N/A      Gellerstedt        72%         29,400     22,700      4,800    const. - 4Q-05
 (Atlanta, GA)                                        Development                                                   fully sold 4Q-06

                             ------------                                       -----------    -------    -------
  TOTAL CONDOMINIUMS           117 units                                             29,400     22,700      4,800
                             ------------                                       -----------    -------    -------

RETAIL

The Avenue Viera (2)            306,000       79%         N/A            100%        54,400     54,400     39,909   const. - 4Q-04
 (Viera, FL)                                                                                                       fully operational
                                                                                                                         4Q-05

Hanover Square South             69,000       35%         N/A            100%        12,300     12,300      8,111   const. - 1Q-05
 (Richmond, VA)                                                                                                    fully operational
                                                                                                                         1Q-06

The Avenue Carriage
  Crossing (3)                  586,000       51%     Jim Wilson &       100%       103,000    100,500     37,172   const. - 4Q-05
 (Memphis, TN)                                         Associates                                                  fully operational
                                                                                                                         4Q-06

Viera MarketCenter (4)          104,000       93%         N/A            100%         9,800      9,800      4,256   const. - 4Q-05
 (Viera, FL)                                                                                                       fully operational
                                                                                                                          4Q-05
                             -----------                                        -----------    -------   --------
  TOTAL RETAIL                 1,065,000                                            179,500    177,000     89,448
                             -----------                                        -----------    -------   --------
Accumulated Depreciation
  on Partially

    Operational Properties            -                                                   -         -         (90)
                             -----------                                        -----------   --------   --------
  TOTAL PORTFOLIO              1,116,000                                        $   215,800   $206,600   $ 99,249
                             ===========                                        ===========   ========   ========

(1) This schedule includes all projects currently under construction from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Costs are estimated costs upon completion and achievement of fully operational status. Significant estimates are required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown are estimates and are subject to change as the projects proceed through the development process.

(2) The Avenue Viera ("AV") is Partially Operational for financial reporting purposes and therefore, depreciation has commenced. Additionally, AV will be constructed in two phases. Phase 1 represents approximately 286,000 square feet. The completion date, operational date, and leased square footage in the above schedule relate only to Phase 1. Phase 2 represents approximately 20,000 square feet and is anticipated to have construction completed in the fourth quarter of 2005, with fully operational status occurring first quarter 2006.

(3) The Avenue Carriage Crossing ("ACC") square footage includes 130,000 square feet ground leased to a tenant. The tenant is constructing its own building and therefore the cost of this space is not included in the total costs above. ACC is consolidated by the Company. Jim Wilson & Associates contributed $2.5 million of equity to the entity and will share in the operations and any gain on sale of the property. Additionally, ACC will be constructed in two phases. Phase 1 represents approximately 532,000 square feet. The completion and operational dates in the above schedule relate only to Phase 1. Leased square footage in the above schedule does not include 40,000 square feet of expansion space related to Phase 1. Phase 2 represents approximately 54,000 square feet and is anticipated to have construction completed in the fourth quarter of 2006, with fully operational status occurring fourth quarter 2007.

(4) The Viera MarketCenter square footage includes 96,000 square feet ground leased to a tenant who is constructing its own space and reimbursing the Company at the end of construction for a portion of its construction costs. Total costs above are net of this reimbursement, although Cousins' investment is not, since the reimbursement has not been received.

Note: Certain matters herein are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company's ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's Current Report on Form 8-K filed on December 10, 2003. The words "believes", "expects", "anticipates", "estimates" and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

            COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
                           CONSOLIDATED BALANCE SHEETS
               (In thousands, except share and per share amounts)

                                                                                              DECEMBER 31,      December 31,
                                                                                                 2004               2003
                                                                                              ------------      -----------
                                                                                              (UNAUDITED)
ASSETS
PROPERTIES:
   Operating properties, net of accumulated depreciation
       of $140,262 in 2004 and $162,955 in 2003                                                $   528,551       $   686,788
   Land held for investment or future development                                                   29,563            17,435
   Projects under construction                                                                      94,449           152,042
   Residential lots under development                                                               19,860            22,496
                                                                                              ------------      ------------

       Total properties                                                                            672,423           878,761

CASH AND CASH EQUIVALENTS, at cost which approximates market                                        89,490            13,061
RESTRICTED CASH                                                                                      1,188             3,661
NOTES AND OTHER RECEIVABLES                                                                         22,107            19,847
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES                                                        199,233           185,221
OTHER ASSETS, including goodwill of $7,891 in 2004 and $15,696 in 2003                              36,678            39,863
                                                                                              ------------      ------------

   TOTAL ASSETS                                                                                $ 1,021,119       $ 1,140,414
                                                                                              ============      ============

LIABILITIES AND STOCKHOLDERS' INVESTMENT
NOTES PAYABLE                                                                                  $   302,286       $   497,981
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                                                            29,353            29,909
DEPOSITS AND DEFERRED INCOME                                                                         3,504             5,341
                                                                                              ------------      ------------

       TOTAL LIABILITIES                                                                           335,143           533,231
                                                                                              ------------      ------------

MINORITY INTERESTS                                                                                  20,017            19,346
                                                                                              ------------      ------------

DEFERRED GAIN                                                                                        6,209             9,060
                                                                                              ------------      ------------
COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS' INVESTMENT:
   7.75% Series A cumulative redeemable preferred stock, $1 par value, $25 liquidation
       value; 20,000,000 shares authorized, 4,000,000 shares issued                                100,000           100,000
   7.50% Series B cumulative redeemable preferred stock, $1 par value, $25 liquidation
       value; 20,000,000 shares authorized, 4,000,000 and 0 shares issued, respectively            100,000                 -
   Common stock, $1 par value, 150,000,000 shares authorized, 52,783,791 and
       51,526,647 shares issued, respectively                                                       52,784            51,527
   Additional paid-in capital                                                                      311,943           298,542
   Treasury stock at cost, 2,691,582 shares                                                        (64,894)          (64,894)
   Unearned compensation                                                                           (10,160)           (5,803)
   Cumulative undistributed net income                                                             170,077           199,405
                                                                                              ------------      ------------
           TOTAL STOCKHOLDERS' INVESTMENT                                                          659,750           578,777
                                                                                              ------------      ------------

           TOTAL LIABILITIES AND STOCKHOLDERS' INVESTMENT                                      $ 1,021,119       $ 1,140,414
                                                                                              ============      ============

                         COUSINS PROPERTIES INCORPORATED
                                PORTFOLIO LISTING
                  BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
                             AS OF DECEMBER 31, 2004

                                                                                                           PERCENT LEASED
                                                                                                          (FULLY EXECUTED)
                                                                                        COMPANY'S         ----------------
                                             METROPOLITAN                  RENTABLE     OWNERSHIP   PRIOR QUARTER   CURRENT QUARTER
   PROPERTY DESCRIPTION                          AREA         STATE       SQUARE FEET    INTEREST     (9/30/04)        (12/31/04)
-------------------------------------------  ------------ -------------- -------------- --------- ----------------- ---------------
I. OFFICE
     A. COMMERCIAL OFFICE
   Bank of America Plaza                       Atlanta                     1,253,000      50.00%            100%             100%
   Inforum                                     Atlanta                       983,000     100.00%             85%              85%
   1155 Perimeter Center West                  Atlanta                       365,000      50.00%             59%              59%
   One Georgia Center                          Atlanta                       347,000      88.50%             41%              15%
   Ten Peachtree Place                         Atlanta                       259,000      50.00%            100%             100%
   3100 Windy Hill Road                        Atlanta                       188,000     100.00%            100%             100%
   555 North Point Center East                 Atlanta                       152,000     100.00%             80%              82%
   615 Peachtree Street                        Atlanta                       138,000     100.00%             57%              57%
   200 North Point Center East                 Atlanta                       130,000     100.00%             43%              43%
   333 North Point Center East                 Atlanta                       129,000     100.00%             71%              71%
   100 North Point Center East                 Atlanta                       128,000     100.00%             81%              82%
   Galleria 75                                 Atlanta                       114,000     100.00%             84%              80%
   3301 Windy Ridge Parkway                    Atlanta                       107,000     100.00%            100%             100%
                                                                         -----------              -------------     ------------
                                                             Georgia       4,293,000                         80%              78%
                                                                         -----------              -------------     ------------
   Gateway Village                            Charlotte   North Carolina   1,065,000      50.00%            100%             100%
                                                                         -----------              -------------     ------------
   Frost Bank Tower                            Austin                        529,000      90.25%             61%(a)           62%
   The Points at Waterview                     Dallas                        203,000     100.00%             96%             100%
                                                                         -----------              -------------     ------------
                                                              Texas          732,000                         96%              74%
                                                                         -----------              -------------     ------------
   Lakeshore Park Plaza (b)                   Birmingham                     190,000     100.00%             92%              96%
   Grandview II                               Birmingham                     149,000      11.50%            100%              92%
   600 University Park Place (b)              Birmingham                     123,000     100.00%            100%              95%
                                                                         -----------              -------------     ------------
                                                             Alabama         462,000                         95%              96%
                                                                         -----------              -------------     ------------
    TOTAL COMMERCIAL OFFICE                                                6,552,000(d)                      85%(c)           81%(c)
                                                                         ===========              =============     ============

     B. MEDICAL OFFICE
   Emory Crawford Long Medical Office Tower    Atlanta                       358,000      50.00%             98%              98%
   Meridian Mark Plaza                         Atlanta                       160,000     100.00%            100%             100%
   AtheroGenics                                Atlanta                        51,000     100.00%            100%             100%
   Inhibitex                                   Atlanta                        51,000     100.00%            100%(a)          100%(a)
                                                                         -----------              -------------     ------------
                                                             Georgia         620,000                         99%              99%
                                                                         -----------              -------------     ------------
   Presbyterian Medical Plaza at University   Charlotte   North Carolina      69,000      11.50%            100%             100%
                                                                         -----------              -------------     ------------
    TOTAL MEDICAL OFFICE                                                     689,000                         99%(c)           99%(c)
                                                                         ===========              =============     ============
    TOTAL OFFICE                                                           7,241,000(d)                      86%(c)           82%(c)
                                                                         ===========              =============     ============

                        COUSINS PROPERTIES INCORPORATED
                               PORTFOLIO LISTING
                 BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
                            AS OF DECEMBER 31, 2004

                                                                                                       PERCENT LEASED
                                                                                                      (FULLY EXECUTED)
                                                                                COMPANY'S             ----------------
                                     METROPOLITAN                 RENTABLE      OWNERSHIP     PRIOR QUARTER     CURRENT QUARTER
   PROPERTY DESCRIPTION                  AREA        STATE       SQUARE FEET    INTEREST        (9/30/04)          (12/31/04)
-----------------------------------  ------------- ---------- ----------------  ----------- ------------------  -----------------
II.RETAIL
   North Point MarketCenter             Atlanta                      401,000       11.50%             100%                100%
   The Avenue East Cobb                 Atlanta                      230,000      100.00%              98%                 96%
   The Avenue West Cobb                 Atlanta                      205,000      100.00%              96%                 96%
   The Avenue Peachtree City            Atlanta                      182,000       88.50%              99%(e)              99%(e)
   Mansell Crossing Phase II            Atlanta                      103,000       11.50%             100%                100%
                                                              --------------                -------------       -------------
                                                    Georgia        1,121,000                           98%                 97%
                                                              --------------                -------------       -------------
   The Avenue Carriage Crossing (b)     Memphis    Tennessee         586,000      100.00%              45%(a,g)            51%(a,g)
                                                              --------------                -------------       -------------
   The Avenue of the Peninsula       Rolling Hills
                                        Estates                      374,000      100.00%              84%                 84%
   Los Altos MarketCenter              Long Beach                    157,000       11.50%             100%                100%
                                                              --------------                -------------       -------------
                                                   California        531,000                           84%                 85%
                                                              --------------                -------------       -------------
   The Avenue Viera                      Viera                       306,000      100.00%              72%(a,g)            79%(a,g)
   Viera MarketCenter                    Viera                       104,000      100.00%             N/A                  93%(a)
   The Shops at World Golf Village   St. Augustine                    80,000       50.00%              72%                 72%
                                                              --------------                -------------       -------------
                                                    Florida          490,000                           72%                 72%
                                                              --------------                -------------       -------------
   Greenbrier MarketCenter             Chesapeake                    376,000       11.50%             100%                100%
   Hanover Square South                Richmond                       69,000      100.00%              27%(a)              35%(a)
                                                              --------------                -------------       -------------
                                                    Virginia         445,000                          100%                100%
                                                              --------------                -------------       -------------
     TOTAL RETAIL                                                  3,173,000(f)                        92%(c)              92%(c)
                                                              ==============                =============       =============

     TOTAL PORTFOLIO                                              10,414,000                           87%(c)              84%(c)
                                                              ==============                =============       =============

                         COUSINS PROPERTIES INCORPORATED
                                PORTFOLIO LISTING
                  BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
                             AS OF DECEMBER 31, 2004

                                                                     PERCENT LEASED
                                   COMPANY      WEIGHTED             (FULLY EXECUTED)
                                   SHARE OF     AVERAGE              ----------------
                       RENTABLE    RENTABLE    OWNERSHIP    PRIOR QUARTER       CURRENT QUARTER
                     SQUARE FEET  SQUARE FEET      %          (9/30/04)            (12/31/04)
                     -----------  -----------  ---------   ---------------      ---------------
SUMMARY BY TYPE
Commercial Office      6,552,000    4,858,000         65%               85%                  81%
Medical Office           689,000      449,000          6%               99%                  99%
                     -----------  -----------  ---------   ---------------      ---------------
    Subtotal           7,241,000    5,307,000         71%               86%                  82%
Retail                 3,173,000    2,194,000         29%               92%                  92%
                     -----------  -----------  ---------   ---------------      ---------------
  TOTAL               10,414,000    7,501,000        100%               87%(c)               84%(c)
                     ===========  ===========  =========   ===============      ===============

SUMMARY BY STATE
Georgia                6,034,000    4,410,000         59%               85%                  83%
North Carolina         1,134,000      540,000          7%              100%                 100%
Texas                    732,000      681,000          9%               96%                  74%
Tennessee                586,000      586,000          8%              N/A(c)               N/A(c)
California               531,000      392,000          5%               84%                  85%
Florida                  490,000      450,000          6%               72%                  72%
Alabama                  462,000      330,000          5%               95%                  96%
Virginia                 445,000      112,000          1%              100%                 100%
                     -----------  -----------  ---------   ---------------      ---------------
                      10,414,000    7,501,000        100%               87%(c)               84%(c)
                     ===========  ===========  =========   ===============      ===============

(a)   Under construction and/or in lease up.

(b) This project is owned through a joint venture with a third party, and a portion of the upside is shared with the other venturer.

(c) Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up.

(d) The Company has an effective 9.80% ownership interest in 191 Peachtree Tower, a 1.2 million square foot office building in Atlanta, Georgia, subject to a preference in favor of the majority owner. The Company has not recognized any income from this property to date and is excluding this property from the portfolio listing.

(e) This property is subject to a contractual participation in which a portion of the upside is shared with a third party. Also, an expansion of 13,000 square feet is currently under construction and lease-up. The expansion space is included in the rentable square feet for the property, but excluded from the percent leased calculations.

(f) The Company has a 10% interest in Deerfield Towne Center, a 371,000 square foot retail project that is partially operational and in lease-up in Deerfield, Ohio. The Company has no capital invested in the project, but is entitled to receive 10% of the operating income and 10% of any residuals upon sale.

(g) Total project square footage for these properties includes anticipated expansions however, the percent leased excludes these expansions.

                         COUSINS PROPERTIES INCORPORATED
                             TOP 25 LARGEST TENANTS
                              BASED ON SQUARE FEET
                             As of December 31, 2004

                                                         PERCENTAGE OF TOTAL PORTFOLIO AT   AVERAGE REMAINING
                       TENANT (1)                            THE COMPANY'S SHARE (2)       LEASE TERM (YEARS)
    --------------------------------------------------   --------------------------------  ------------------
 1. Bank of America                                                12.2%                          9.9
 2. BellSouth                                                       4.4%                          4.8
 3. IBM                                                             2.9%                          1.9
 4. Georgia Lottery Corporation                                     2.0%                          8.5
 5. AGL Services Company                                            1.8%                          8.3
 6. Troutman Sanders LLP                                            1.8%                         15.4
 7. Infinity Insurance Company                                      1.7%                          0.1
 8. Internap Network Services                                       1.7%                         15.3
 9. Mirant Corporation                                              1.7%                          1.7
10. Indus International, Inc.                                       1.7%                          7.3
11. Ernst & Young U.S. LLP                                          1.7%                          2.3
12. Bombardier Aerospace Corporation                                1.5%                          8.2
13. Emory University                                                1.2%                         12.2
14. The Gap Inc.                                                    1.0%                          2.2
15. Graves Dougherty                                                0.9%                         10.7
16. Turner Broadcasting System, Inc.                                0.9%                          1.4
17. Sapient Corporation                                             0.9%                          4.4
18. Paul Hastings                                                   0.9%                          7.8
19. Regal Cinemas, Inc.                                             0.9%                         10.3
20. KIDS II, Inc.                                                   0.8%                         11.0
21. Northside Hospital                                              0.8%                          8.1
22. AtheroGenics                                                    0.8%                          4.2
23. Hunton & Williams LLP                                           0.7%                          4.2
24. The Frost National Bank                                         0.7%                          9.3
25. Winstead Sechrest                                               0.7%                          9.4
                                                                   ----                          ----
    TOTAL LEASED SQUARE FEET OF TOP 25 LARGEST TENANTS             46.4%                          7.5

(1) In some cases, the actual tenant may be an affiliate of the company shown.

(2) Percentages are based on square footage amounts of completed projects only.

                         COUSINS PROPERTIES INCORPORATED
           INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
          (EXCLUDING BUILDING PADS (1) AND RESIDENTIAL COMMUNITIES (2))
                             AS OF DECEMBER 31, 2004

                                                                                                                         COMPANY'S
                                                                                  DEVELOPABLE     JOINT VENTURE         OWNERSHIP
DESCRIPTION AND LOCATION                          ZONED USE                      LAND AREA (3)       PARTNER             INTEREST
------------------------                          ---------                      -------------       -------             --------
WILDWOOD OFFICE PARK                           Office and Commercial                  62               N/A                  100%
  Suburban Atlanta, GA                         Office and Commercial                  32               IBM                  50%

NORTH POINT LAND (4)
  Suburban Atlanta, GA                         Office and Commercial-East Side        13               N/A                  100%
  (Georgia Highway 400 & Haynes Bridge Road)   Mixed Use-West Side                    99               N/A                  100%

50 BISCAYNE BOULEVARD
  Miami, FL                                    Mixed Use                               1               N/A                  100%

SALEM ROAD STATION
  Suburban Atlanta, GA                         Retail Outparcel                        2               N/A                  100%

THE AVENUE WEST COBB
  Suburban Atlanta, GA                         Commercial                              8               N/A                  100%

THE AVENUE VIERA
  Viera, FL                                    Retail Outparcels                       3               N/A                  100%

HANOVER SQUARE
  Richmond, VA                                 Retail Outparcels                       5               N/A                  100%

AUSTIN RESEARCH PARK                                                                              CommonWealth Pacific
  Austin, TX                                   Commercial                              6            LLC and CalPERS         50%

505 & 511 PEACHTREE STREET
  Atlanta, GA                                  Mixed Use                               1               N/A                  100%

HANDY ROAD ASSOCIATES, LLC                                                                          Handy Road
  Suburban Atlanta, GA                         Agricultural (5)                      1,187        Managers, LLC             50%

TEMCO ASSOCIATES                                                                                  Temple-Inland
  Suburban Atlanta, GA                         Residential and Commercial          See Note (7)        Inc. (6)             50%

                         COUSINS PROPERTIES INCORPORATED
           INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
          (EXCLUDING BUILDING PADS (1) AND RESIDENTIAL COMMUNITIES (2))
                             AS OF DECEMBER 31, 2004

(1) The following properties include adjacent building pads, the basis of which are included in the basis of each of these operating properties in the Company's consolidated financial statements or the applicable joint venture's financial statements. The square footage of potential office buildings which could be built on the land is as follows:

                                                    Ownership
                                                    Interest            Square Footage
                                                    --------            --------------
Ten Peachtree Place                                    50%                 400,000
One Georgia Center                                    100%                 300,000
The Points at Waterview                               100%                  60,000

(2) Certain residential communities have adjacent land either owned or under option that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. See the Inventory of Residential Lots Under Development schedule for a detail of such land.

(3)   Rounded to nearest acre, based upon management's current estimates.

(4)   The North Point property is located both east and west of Georgia Highway
      400. The land located east of Georgia Highway 400 is near North Point Mall, a 1.3 million square foot regional mall on a 100-acre site which the Company sold in 1988. Development had been mainly concentrated on the land located east of Georgia Highway 400, until July 1998 when the Company commenced construction of the first building, AtheroGenics, on the west side. The land on the west side has been rezoned to mixed use to include residential as well as office and commercial. The Company sold approximately 70 and 42 acres of land on the west side in the years ended December 31, 2004 and 2003, respectively. The Company also transferred approximately 5 acres of land to Projects Under Construction during the year ended December 31, 2004.

(5)   Current zoning allows large lot residential development.

(6)   Joint venture partner is an affiliate of the entity shown.

(7) Temco Associates has an option through March 2006, with no carrying costs, to acquire the fee simple interest in approximately 6,500 acres in Paulding County, Georgia (northwest of Atlanta, Georgia). The partnership also has an option to acquire interests in a timber rights only lease covering approximately 22,000 acres. This option also expires in March 2006, with the underlying lease expiring in 2025. The options may be exercised in whole or in part over the option period, and the option price of the fee simple land was $1,243 per acre at January 1, 2005, escalating at 6% on January 1 of each succeeding year during the term of the option. The following is a detail of acreage activity:

                                                                                          Year Ended December 31,
                                                                                          -----------------------
                                                                                     2004            2003           2002
                                                                                     ----            ----           ----
Acres purchased and simultaneously sold                                               161             97             607
Acres purchased and held under option for third parties                                 -              -              78
Acres held under option or for sale or future development subsequently sold           149             10               -
Acres purchased by Temco for residential developments                                 472             21             910
Acres purchased for sale or future development                                          -            149               -
                                                                                      ---            ---           -----
               Total option acres exercised                                           782            277           1,595
                                                                                      ===            ===           =====

                         COUSINS PROPERTIES INCORPORATED
                 INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
                             AS OF DECEMBER 31, 2004

                                                            ESTIMATED     ESTIMATED        DEVELOPED  LOTS SOLD   LOTS SOLD   TOTAL
                                                 YEAR      PROJECT LIFE  TOTAL LOTS TO      LOTS IN   IN CURRENT   YEAR TO    LOTS
       DESCRIPTION                             COMMENCED    (IN YEARS)  BE DEVELOPED (1)   INVENTORY   QUARTER      DATE      SOLD
       -----------                             ---------    ----------  ---------------    ---------   -------      ----      ----
COUSINS REAL ESTATE CORPORATION (100% OWNED)

THE LAKES AT CEDAR GROVE                         2001           9            906              73          68         157       473
  Fulton County
  Suburban Atlanta, GA

LONGLEAF AT CALLAWAY (3)                         2002           4            138              78          15          41        60
  Harris County
  Pine Mountain, GA

RIVER'S CALL                                     1999          10            107              38           3          27        52
  East Cobb County
  Suburban Atlanta, GA

                                                                           -----             ---          --         ---       ---
            TOTAL 100% OWNED                                               1,151             189          86         225       585
                                                                           -----             ---          --         ---       ---

TEMCO ASSOCIATES (50% OWNED) (4)

BENTWATER                                        1998          11          1,650             106          45         205     1,395
  Paulding County
  Suburban Atlanta, GA

THE GEORGIAN (75% OWNED)                         2003          10          1,386             216          16         129       142
  Paulding County
  Suburban Atlanta, GA

SEVEN HILLS AT BENTWATER                         2003           6            996             235          80         150       150
  Paulding County
  Suburban Atlanta, GA

HAPPY VALLEY (50% OWNED)                         2004           4            399               0           0           0         0
  Paulding County
  Suburban Atlanta, GA

PAUL HARRIS ESTATES                              2004           4             27              20           7           7         7
  Paulding County
  Suburban Atlanta, GA

                                                                           -----             ---         ---         ---     -----
            TOTAL TEMCO                                                    4,458             577         148         491     1,694
                                                                           -----             ---         ---         ---     -----

CL REALTY, LLC (50% OWNED)  (4)

LONG MEADOW FARMS (37.5% OWNED)                  2003          10          2,710             218         102         110       110
  Fort Bend County
  Houston, TX

SUMMER CREEK RANCH                               2003           9          2,445             211          77         349       477
  Tarrant County
  Fort Worth, TX

                                                       REMAINING         ADDITIONAL
                                                      LOTS TO BE            LAND
       DESCRIPTION                                       SOLD            (ACRES) (2)
       -----------                                       ----            -----------
COUSINS REAL ESTATE CORPORATION (100% OWNED)

THE LAKES AT CEDAR GROVE                                  433                118
  Fulton County
  Suburban Atlanta, GA

LONGLEAF AT CALLAWAY (3)                                   78                  0
  Harris County
  Pine Mountain, GA

RIVER'S CALL                                               55                  0
  East Cobb County
  Suburban Atlanta, GA

                                                          ---                ---
            TOTAL 100% OWNED                              566                118
                                                          ---                ---

TEMCO ASSOCIATES (50% OWNED) (4)

BENTWATER                                                 255                  0
  Paulding County
  Suburban Atlanta, GA

THE GEORGIAN (75% OWNED)                                1,244                  0
  Paulding County
  Suburban Atlanta, GA

SEVEN HILLS AT BENTWATER                                  846              1,047
  Paulding County
  Suburban Atlanta, GA

HAPPY VALLEY (50% OWNED)                                  399                  0
  Paulding County
  Suburban Atlanta, GA

PAUL HARRIS ESTATES                                        20                  0
  Paulding County
  Suburban Atlanta, GA

                                                        -----              -----
            TOTAL TEMCO                                 2,764              1,047
                                                        -----              -----

CL REALTY, LLC (50% OWNED)  (4)

LONG MEADOW FARMS (37.5% OWNED)                         2,600                134
  Fort Bend County
  Houston, TX

SUMMER CREEK RANCH                                      1,968                374
  Tarrant County
  Fort Worth, TX

                         COUSINS PROPERTIES INCORPORATED
                 INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
                             AS OF DECEMBER 31, 2004

                                                          ESTIMATED     ESTIMATED       DEVELOPED  LOTS SOLD   LOTS SOLD   TOTAL
                                                 YEAR    PROJECT LIFE  TOTAL LOTS TO     LOTS IN   IN CURRENT   YEAR TO    LOTS
       DESCRIPTION                             COMMENCED  (IN YEARS)  BE DEVELOPED (1)  INVENTORY   QUARTER      DATE      SOLD
       -----------                             ---------  ----------  ---------------   ---------   -------      ----      ----
CL REALTY, LLC, CONTINUED

BAR C RANCH                                      2004        8             1,180             0           0           0        0
  Tarrant County
  Forth Worth, TX

SUMMER LAKES                                     2003        5             1,160             0           0           0        0
  Fort Bend County
  Rosenberg, TX

STONEBRIDGE (10% OWNED)                          2003        4               619           106         110         173      173
  Coweta County
  Newnan, GA

MCKINNEY VILLAGE PARK (60% OWNED)                2003        4               587            67          39         120      120
  Collin County
  McKinney, TX

MANATEE RIVER PLANTATION                         2003        5               460           147          88          88       88
  Manatee County
  Tampa, FL

STILLWATER CANYON                                2003        5               336            42          14          63       85
  Dallas County
  DeSota, TX

CREEKSIDE OAKS                                   2003        5               305            37           0          40       40
  Manatee County
  Bradenton, FL

HIDDEN LAKES                                     2003        2                89            19          24          29       70
  Tarrant County
  Keller, TX

GARDINIER ESTATES                                2004        6                86             0           0           0        0
  Hillsborough County
  Tampa, FL
                                                                          ------         -----         ---       -----    -----
      TOTAL CL REALTY                                                      9,977           847         454         972    1,163
                                                                          ------         -----         ---       -----    -----
TOTAL                                                                     15,586         1,613         688       1,688    3,442
                                                                          ======         =====         ===       =====    =====

COMPANY SHARE OF TOTAL                                                     6,853           745         296         804    1,860
                                                                          ======         =====         ===       =====    =====

COMPANY WEIGHTED AVERAGE OWNERSHIP                                            44%           46%         43%         48%      54%
                                                                          ======         =====         ===       =====    =====

                                               REMAINING          ADDITIONAL
                                               LOTS TO BE            LAND
       DESCRIPTION                               SOLD            (ACRES) (2)
       -----------                               ----            -----------
CL REALTY, LLC, CONTINUED

BAR C RANCH                                      1,180                0
  Tarrant County
  Forth Worth, TX

SUMMER LAKES                                     1,160               50
  Fort Bend County
  Rosenberg, TX

STONEBRIDGE (10% OWNED)                            446                0
  Coweta County
  Newnan, GA

MCKINNEY VILLAGE PARK (60% OWNED)                  467                8
  Collin County
  McKinney, TX

MANATEE RIVER PLANTATION                           372                0
  Manatee County
  Tampa, FL

STILLWATER CANYON                                  251                0
  Dallas County
  DeSota, TX

CREEKSIDE OAKS                                     265                0
  Manatee County
  Bradenton, FL

HIDDEN LAKES                                        19                0
  Tarrant County
  Keller, TX

GARDINIER ESTATES                                   86                0
  Hillsborough County
  Tampa, FL
                                                ------            -----
      TOTAL CL REALTY                            8,814              566
                                                ------            -----
TOTAL                                           12,144            1,731
                                                ======            =====

COMPANY SHARE OF TOTAL                           4,993              881
                                                ======            =====

COMPANY WEIGHTED AVERAGE OWNERSHIP                  41%              51%
                                                ======            =====

(1) This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management's current estimates, and lots sold to date from inception of development.

(2) This estimate represents the acreage on both owned land and land under option that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development.

(3) Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation ("CREC") is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company's other residential developments. As of December 31, 2004, 27 houses have been sold.

(4) CREC owns 50% of Temco Associates and CL Realty, LLC ("CL Realty"). See the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for a description of Temco Associates and CL Realty.

                         COUSINS PROPERTIES INCORPORATED
                              SQUARE FEET EXPIRING
                             AS OF DECEMBER 31, 2004

OFFICE

As of December 31, 2004, the Company's office portfolio included 19 commercial office buildings. The weighted average remaining lease term of these office buildings was approximately seven years as of December 31, 2004. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

                                           2005        2006       2007       2008        2009       2010        2011      2012
                                           ----        ----       ----       ----        ----       ----        ----      ----
Wholly Owned:

Square Feet Expiring (1)                  285,387     390,610    117,730    160,070     417,963     96,218     96,199    130,724
% of Leased Space                              13%         18%         5%         7%         19%         4%         4%         6%
Annual Contractual
      Rent (000's) (3)                   $  4,654    $  6,084   $  2,158   $  2,365    $  6,240    $ 1,597    $ 1,494   $  2,190
Annual Contractual
      Rent/Sq. Ft. (3)                   $  16.31    $  15.57   $  18.33   $  14.77    $  14.93    $ 16.59    $ 15.53   $  16.76

Joint Venture:

Square Feet Expiring (1)                   85,574      46,926    458,402     51,552     181,132      3,948      6,478    647,393
% of Leased Space                               3%          1%        14%         2%          5%         0%         0%        20%
Annual Contractual
      Rent (000's) (3)                   $  1,383    $    818   $  8,555   $    897    $  3,477    $    73    $    84   $ 17,723
Annual Contractual
      Rent/Sq. Ft. (3)                   $  16.17    $  17.44   $  18.66   $  17.39    $  19.20    $ 18.45    $ 12.91   $  27.38

Total (including only Company's % share
of Joint Venture Properties):

Square Feet Expiring (1)                  304,102     414,516    350,886    171,874     511,101     99,712    101,096    454,421
% of Leased Space                               8%         11%         9%         4%         13%         3%         3%        12%
Annual Contractual
      Rent (000's) (3)                   $  4,931    $  6,468   $  6,478   $  2,535    $  8,032    $ 1,661    $ 1,570   $ 11,052
Annual Contractual
      Rent/Sq. Ft. (3)                   $  16.22    $  15.60   $  18.46   $  14.75     $ 15.71    $ 16.66    $ 15.53   $  24.32

                                                            2014
                                                             &
                                               2013       THEREAFTER        TOTAL
                                               ----       ----------        -----
Wholly Owned:

Square Feet Expiring (1)                     230,462        250,872       2,176,235 (2)
% of Leased Space                                 11%            13%            100%
Annual Contractual
      Rent (000's) (3)                      $  3,717    $     6,085     $    36,584
Annual Contractual
      Rent/Sq. Ft. (3)                      $  16.13    $     24.26     $     16.81

Joint Venture:

Square Feet Expiring (1)                     240,318      1,593,218       3,314,941 (4)
% of Leased Space                                  7%            48%            100%
Annual Contractual
      Rent (000's) (3)                      $  4,240    $    33,597     $    70,847
Annual Contractual
      Rent/Sq. Ft. (3)                      $  17.64    $     21.09     $     21.37

Total (including only Company's % share
of Joint Venture Properties):

Square Feet Expiring (1)                     356,070      1,170,193       3,933,971
% of Leased Space                                  9%            28%            100%
Annual Contractual
      Rent (000's) (3)                      $  5,837    $    26,030          74,594
Annual Contractual
      Rent/Sq. Ft. (3)                      $  16.39    $     22.24     $     18.96

(1) Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2) Rentable square feet leased as of December 31, 2004 out of approximately 2,585,000 total rentable square feet.

(3) Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(4) Rentable square feet leased as of December 31, 2004 out of approximately 3,967,000 total rentable square feet.

                         COUSINS PROPERTIES INCORPORATED
                              SQUARE FEET EXPIRING
                            AS OF DECEMBER 31, 2004

MEDICAL OFFICE

As of December 31, 2004, the Company's medical office portfolio included four medical office buildings, excluding the property currently under construction. The weighted average remaining lease term of these medical office properties was approximately seven years as of December 31, 2004. The medical office properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

                                                                                                               2014
                                                                                                                 &
                             2005     2006     2007     2008     2009     2010     2011     2012     2013   THEREAFTER    TOTAL
                           -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------- -----------
Wholly Owned:
Square Feet Expiring         1,887    1,464   20,508   35,571   84,505        -    2,916        -   64,371          -   211,222(1)
% of Leased Space                1%       1%      10%      17%      40%       0%       1%       0%      30%         0%      100%
Annual Contractual
      Rent (000's) (2)     $    39  $    30  $   438  $   806  $ 1,773  $     -  $    67  $     -  $ 1,473   $      -  $  4,626
Annual Contractual
      Rent/Sq. Ft. (2)     $ 20.50  $ 20.22  $ 21.35  $ 22.67  $ 20.98  $     -  $ 23.10  $     -  $ 22.88   $      -  $  21.90

Joint Venture:
Square Feet Expiring         3,445        -   68,996    1,178   35,041    7,175   14,735   82,677   25,416    181,920   420,583(3)
% of Leased Space                1%       0%      16%       0%       8%       2%       4%      20%       6%        43%      100%
Annual Contractual
      Rent (000's) (2)     $    56  $     -  $ 1,263  $    24  $   767  $   155  $   359  $ 1,708  $   545   $  4,484  $  9,361
Annual Contractual
      Rent/Sq. Ft. (2)     $ 16.40  $     -  $ 18.31  $ 20.01  $ 21.88  $ 21.59  $ 24.37  $ 20.66  $ 21.42   $  24.65  $  22.25

Total (including only
  Company's % share of
  Joint Venture
  Properties):
Square Feet Expiring         2,283    1,464   45,475   36,160  102,026    3,588   10,284   25,745   77,079     90,960   395,064
% of Leased Space                1%       0%      12%       9%      26%       1%       3%       7%      20%        21%      100%
Annual Contractual
      Rent (000's) (2)     $    45  $    30  $   910  $   818  $ 2,156  $    77  $   247  $   557  $ 1,745   $  2,242  $  8,827
Annual Contractual
      Rent/Sq. Ft. (2)     $ 19.79  $ 20.22  $ 20.01  $ 22.63  $ 21.13  $ 21.59  $ 24.01  $ 21.62  $ 22.64   $  24.65  $  22.34

(1) Rentable square feet leased as of December 31, 2004 out of approximately 211,000 total rentable square feet.

(2) Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3) Rentable square feet leased as of December 31, 2004 out of approximately 427,000 total rentable square feet.

                         COUSINS PROPERTIES INCORPORATED
                              SQUARE FEET EXPIRING
                             AS OF DECEMBER 31, 2004

RETAIL

As of December 31, 2004, the Company's retail portfolio included nine retail properties, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately eight years as of December 31, 2004. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

                                                                                                              2014
                                                                                                                &
RETAIL                    2005     2006      2007     2008     2009     2010      2011     2012     2013    THEREAFTER   TOTAL
------                    ----     ----      ----     ----     ----     ----      ----     ----     ----    ----------   -----
Wholly Owned:
Square Feet Expiring    55,432    67,925   16,068   11,796   32,431   119,487    35,461   18,004    99,313    277,324     733,241(1)
% of Leased Space            8%        9%       2%       2%       4%       16%        5%       2%       14%        38%        100%
Annual Contractual
      Rent (000's) (2) $ 1,450  $  1,684  $   217  $   349  $   976  $  2,985  $    634  $   564  $  2,727   $  5,882  $   17,468
Annual Contractual
      Rent/Sq. Ft. (2) $ 26.15  $  24.79  $ 13.49  $ 29.56  $ 30.11  $  24.98  $  17.89  $ 31.35  $  27.46   $  21.21  $    23.82

Joint Venture:
Square Feet Expiring    54,189   162,790   81,560   55,721   58,379   105,451   141,969  235,511    51,751    314,109   1,261,430(3)
% of Leased Space            4%       13%       6%       4%       5%        8%       11%      19%        4%        26%        100%
Annual Contractual
      Rent (000's) (2) $   809  $  2,167  $ 1,751  $ 1,106  $ 1,083  $  1,231  $  2,203  $ 3,735  $  1,084   $  5,109  $   20,278
Annual Contractual
      Rent/Sq. Ft. (2) $ 14.93  $  13.31  $ 21.47  $ 19.84  $ 18.56  $  11.67  $  15.52  $ 15.86  $  20.95   $  16.26  $    16.08

Total (including only
  Company's % share of
  Joint Venture
  Properties):
Square Feet Expiring    63,779   106,875   49,749   52,855   46,204   134,403    59,815   77,382   120,569    317,639   1,029,270
% of Leased Space            6%       10%       5%       5%       4%       13%        6%       8%       12%        31%        100%
Annual Contractual
      Rent (000's) (2) $ 1,593  $  2,413  $   988  $ 1,176  $ 1,293  $  3,176  $  1,123  $ 1,730  $  3,191   $  6,524  $   23,207
Annual Contractual
      Rent/Sq. Ft. (2) $ 24.97  $  22.58  $ 19.85  $ 22.25  $ 28.00  $  23.63  $  18.77  $ 22.36  $  26.46   $  20.54  $    22.55


(1) Gross leasable area leased as of December 31, 2004 out of approximately 809,000 total gross leasable area.

(2) Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3) Gross leasable area leased as of December 31, 2004 out of approximately 1,286,000 total gross leasable area.

                         COUSINS PROPERTIES INCORPORATED
             SUMMARY OF GAINS ON SALES OF INVESTMENT PROPERTIES (1)
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                ($ in thousands)

                                                                              DISCONTINUED OPERATIONS
                                        --------------------------------------------------------------------------------------------
                                          RETAIL        OFFICE       OFFICE      OFFICE        RETAIL
                                        -----------  -----------  ------------ -----------   -----------
                                                                                            THE SHOPS OF                  TOTAL
                                          ROCKY       55 SECOND    101 SECOND                   LAKE                   DISCONTINUED
                                          CREEK         STREET       STREET    NSA I & II    TUSCALOOSA      OTHER      OPERATIONS
                                        -----------  -----------  -----------  -----------  ------------  -----------  -------------
SQUARE FOOTAGE
Total square footage                              -      379,000      387,000      301,000        62,000            -     1,129,000
Company share of square footage                   -      379,000      387,000      301,000        62,000            -     1,129,000
                                        -----------  -----------  -----------  -----------   -----------  -----------   -----------

VALUE CREATION & GAAP GAIN:
Sales price                             $       650  $   146,400  $   140,600  $    41,400   $     9,930  $         -   $   338,980
Adjustment to sales price (3)                     -            -            -          605             -            -           605
Cost of property and closing costs             (147)    (125,640)     (95,880)     (36,645)       (7,628)          40      (265,900)
Recognition of deferred gain (4) (5)              -            -            -            -             -            -             -
Minority interest                                 -       (7,450)     (10,723)           -             -            -       (18,173)
                                        -----------  -----------  -----------  -----------   -----------  -----------   -----------

VALUE CREATION                                  503       13,310       33,997        5,360         2,302           40        55,512

Recognition of deferred gain (6)                  -            -            -            -             -            -             -
Straight-line rent receivable                     -          (74)      (3,438)        (150)            -            -        (3,662)
Accumulated depreciation                        145        8,395       14,931        7,354           204            -        31,029
Impairment loss                                   -            -            -            -             -            -             -
Provision for income taxes                        -            -            -            -          (952)           -          (952)
                                        -----------  -----------  -----------  -----------   -----------  -----------   -----------
GAIN ON SALE OF INVESTMENT
  PROPERTIES, NET (7)                   $       648  $    21,631  $    45,490  $    12,564   $     1,554  $        40   $    81,927
                                        ===========  ===========  ===========  ===========   ===========  ===========   ===========
ESTIMATED TAX GAIN:
Sales price                             $       650  $   146,400  $   140,600  $    41,400   $     9,930  $         -   $   338,980
Adjustment to sales price (3)                     -            -            -          200             -            -           200
Cost of property and closing costs              (35)    (106,990)     (95,705)     (36,379)       (7,173)           -      (246,282)
Accumulated depreciation &
  amortization of leasing costs                   -        8,256       16,712        6,527           156            -        31,651
Additional capitalized interest
  write-off at NBV                                -       (7,854)      (3,787)           -             -            -       (11,641)
Elimination:intercompany loss b/t
  CPI and CREC (Wildwood)                         -            -            -            -             -            -             -
Built-in gain (CPI)                               -            -            -            -             -            -             -
Minority interest                                 -       (7,451)      (9,222)           -             -            -       (16,673)
                                        -----------  -----------  -----------  -----------   -----------  -----------   -----------

COUSINS PROPERTIES (REIT) TAX GAIN      $       615  $    32,361  $    48,598  $    11,748   $     2,913  $         -   $    96,235
                                        ===========  ===========  ===========  ===========   ===========  ===========   ===========

                                                                CONTINUING OPERATIONS (2)
                                        ------------------------------------------------------------------------
                                             OFFICE        OFFICE
                                        ---------------- -----------
                                           333 JOHN          101       UNDEPRECIATED                    TOTAL
                                            CARLYLE/     INDEPENDENCE   INVESTMENT                   CONTINUING
                                        1900 DUKE STREET    CENTER      PROPERTIES       OTHER       OPERATIONS
                                        ---------------- ------------ -------------    -----------   -----------
SQUARE FOOTAGE
Total square footage                          250,000        526,000              -              -       776,000
Company share of square footage               250,000        526,000              -              -       776,000
                                          -----------    -----------    -----------    -----------   -----------

VALUE CREATION & GAAP GAIN:
Sales price                               $    80,000    $   100,000    $    23,701    $         -   $   203,701
Adjustment to sales price (3)                       -              -              -              -             -
Cost of property and closing costs            (53,949)       (85,591)        (8,323)             -      (147,863)
Recognition of deferred gain (4) (5)                -              -              -              -             -
Minority interest                                   -              -              -              -             -
                                          -----------    -----------    -----------    -----------   -----------

VALUE CREATION                                 26,051         14,409         15,378              -        55,838

Recognition of deferred gain (6)                    -              -         14,647            359        15,006
Straight-line rent receivable                    (154)        (1,916)             -              -        (2,070)
Accumulated depreciation                        8,610         23,317              -              -        31,927
Impairment loss                                     -              -              -              -             -
Provision for income taxes                          -              -           (398)           611           213
                                          -----------    -----------    -----------    -----------   -----------

GAIN ON SALE OF INVESTMENT
  PROPERTIES, NET (7)                     $    34,507    $    35,810    $    29,627    $       970   $   100,914
                                          ===========    ===========    ===========    ===========   ===========
ESTIMATED TAX GAIN:
Sales price                               $    80,000    $   100,000    $    23,701    $         -   $   203,701
Adjustment to sales price (3)                       -              -            237              -           237
Cost of property and closing costs            (53,906)       (72,730)       (10,365)             -      (137,001)
Accumulated depreciation &
  amortization of leasing costs                 8,781         11,885              -              -        20,666
Additional capitalized interest
  write-off at NBV                                  -              -              -              -             -
Elimination:intercompany loss b/t
  CPI and CREC (Wildwood)                           -              -            966              -           966
Built-in gain (CPI)                                 -              -              -              -             -
Minority interest                                   -              -              -              -             -
                                          -----------    -----------    -----------    -----------   -----------
COUSINS PROPERTIES (REIT) TAX GAIN        $    34,875    $    39,155    $    14,539    $         -   $    88,569
                                          ===========    ===========    ===========    ===========   ===========

                                                   (CONTINUED ON FOLLOWING PAGE)

                       COUSINS PROPERTIES INCORPORATED
           SUMMARY OF GAINS ON SALES OF INVESTMENT PROPERTIES (1)
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                ($ in thousands)

                                                                     UNCONSOLIDATED JOINT VENTURES
                                         -----------------------------------------------------------------------------------
                                               OFFICE            OFFICE          OFFICE           OFFICE           OFFICE
                                         ------------------   ------------    -----------   -------------------  -----------
                                           2500 WILDWOOD      TWO LIVE OAK       AUSTIN      2300 WINDY RIDGE
                                         4100/4300 WILDWOOD         &           RESEARCH    3200 WILDWOOD PLAZA   WACHOVIA
(CONTINUED FROM PREVIOUS PAGE)             4200 WILDWOOD      THE PINNACLE        PARK         GROUND LEASES        TOWER
                                         ------------------   ------------    -----------   -------------------  -----------
SQUARE FOOTAGE
Total square footage                             825,000           702,000        358,000         1,333,000          324,000
Company share of square footage                  412,500           351,000        179,000           666,500           37,260
                                             -----------       -----------    -----------       -----------      -----------

VALUE CREATION & GAAP GAIN:
Sales price                                  $    86,250       $   100,000    $    39,350       $   123,750      $     4,145
Adjustment to sales price (3)                     (5,791)                -              -             1,626                -
Cost of property and closing costs               (54,567)          (74,353)       (29,934)         (110,040)          (6,428)
Recognition of deferred gain (4) (5)               5,353                 -              -             9,296            2,493
Minority interest                                      -                 -              -                 -                -
                                             -----------       -----------    -----------       -----------      -----------
VALUE CREATION                                    31,245            25,647          9,416            24,632              210

Recognition of deferred gain (6)                       -                 -              -                 -                -
Straight-line rent receivable                     (2,076)             (347)             -              (970)            (161)
Accumulated depreciation                          17,679            20,040          2,937            43,499            2,235
Impairment loss                                        -                 -              -                 -              209
Provision for income taxes                             -                 -              -                 -                -
                                             -----------       -----------    -----------       -----------      -----------
GAIN ON SALE OF INVESTMENT
PROPERTIES, NET (7)                          $    46,848       $    45,340    $    12,353       $    67,161      $     2,493
                                             ===========       ===========    ===========       ===========      ===========

ESTIMATED TAX GAIN:
Sales price                                  $    86,250       $   100,000    $    39,350       $   123,750      $     4,145
Adjustment to sales price (3)                     (5,791)                -              -                 -                -
Cost of property and closing costs               (45,775)          (72,958)       (30,101)          (96,255)          (3,491)
Accumulated depreciation & amortization
  of leasing costs                                19,448            18,351          4,906            51,822              933
Additional capitalized interest
  write-off at NBV                                     -                 -           (811)                -                -
Elimination:intercompany loss b/t
  CPI and CREC (Wildwood)                              -                 -              -                 -                -
Built-in gain (CPI)                                6,455                 -              -            16,697           11,874
Minority interest                                      -                 -              -                 -                -
                                             -----------       -----------    -----------       -----------      -----------
COUSINS PROPERTIES (REIT) TAX GAIN           $    60,587       $    45,393    $    13,344       $    96,014      $    13,461
                                             ===========       ===========    ===========       ===========      ===========

                                            UNCONSOLIDATED JOINT VENTURES
                                            -----------------------------
                                             OFFICE
                                           -----------          TOTAL             TOTAL          TOTAL
                                               JOHN        UNCONSOLIDATED      DISCONTINUED   CONTINUING
(CONTINUED FROM PREVIOUS PAGE)             MARSHALL II     JOINT VENTURES       OPERATIONS     OPERATIONS      TOTAL
                                           -----------     --------------      ------------   -----------   -----------
SQUARE FOOTAGE
Total square footage                           224,000         3,766,000         1,129,000        776,000     5,671,000
Company share of square footage                112,000         1,758,260         1,129,000        776,000     3,663,260
                                           -----------       -----------       -----------    -----------   -----------

VALUE CREATION & GAAP GAIN:

Sales price                                $    29,671       $   383,166       $   338,980    $   203,701   $   925,847
Adjustment to sales price (3)                    1,329            (2,836)              605              -        (2,231)
Cost of property and closing costs             (16,303)         (291,625)         (265,900)      (147,863)     (705,388)
Recognition of deferred gain (4) (5)                 -            17,142                 -              -        17,142
Minority interest                                    -                 -           (18,173)             -       (18,173)
                                           -----------       -----------       -----------    -----------   -----------
VALUE CREATION                                  14,697           105,847            55,512         55,838       217,197

Recognition of deferred gain (6)                     -                 -                 -         15,006        15,006
Straight-line rent receivable                     (380)           (3,934)           (3,662)        (2,070)       (9,666)
Accumulated depreciation                         4,895            91,285            31,029         31,927       154,241
Impairment loss                                      -               209                 -              -           209
Provision for income taxes                           -                 -              (952)           213          (739)
                                           -----------       -----------       -----------    -----------   -----------
GAIN ON SALE OF INVESTMENT
PROPERTIES, NET (7)                        $    19,212       $   193,407       $    81,927    $   100,914   $   376,248
                                           ===========       ===========       ===========    ===========   ===========

ESTIMATED TAX GAIN:
Sales price                                $    29,671       $   383,166       $   338,980    $   203,701   $   925,847
Adjustment to sales price (3)                        -            (5,791)              200            237        (5,354)
Cost of property and closing costs             (15,321)         (263,901)         (246,282)      (137,001)     (647,184)
Accumulated depreciation & amortization
  of leasing costs                               3,415            98,875            31,651         20,666       151,192
Additional capitalized interest
write-off at NBV                                  (162)             (973)          (11,641)             -       (12,614)
Elimination:intercompany loss b/t
  CPI and CREC (Wildwood)                            -                 -                 -            966           966
Built-in gain (CPI)                                  -            35,026                 -              -        35,026
Minority interest                                    -                 -           (16,673)             -       (16,673)
                                           -----------       -----------       -----------    -----------   -----------
COUSINS PROPERTIES (REIT) TAX GAIN         $    17,603       $   246,402       $    96,235    $    88,569   $   431,206
                                           ===========       ===========       ===========    ===========   ===========

 (1) Includes Cousins' share of gains on sales of investment properties from unconsolidated joint ventures.

 (2) Continuing operations includes sold properties for which the Company retained management.

 (3) Adjustment to sales price represents mark-to-market adjustments on sold properties with above or below market debt.

 (4) Deferred gain includes one-half of a $29.3 million gain on sale of Wildwood land associated with Wildwood office properties. This land was originally contributed upon formation of Wildwood Associates. The other half of this gain was attributable to land and is included in gain on sale of undepreciated investment properties.

 (5) Included in deferred gain is a $2.5 million gain recognized upon sale of Wachovia Tower that was deferred upon contribution of properties to CP Venture entities in 1998.

 (6) Deferred gain includes one-half of the $29.3 million gain on sale of Wildwood land mentioned in Note 4 above and recognition of deferred gain of $0.3 million on contribution of properties to CP Venture entities in 1998. See Note 5 to "Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

 (7) See page 5 of the "Net Income and Funds From Operations - Supplemental Detail" schedule included in the Quarterly Information Package for a reconciliation to the Consolidated Statements of Income. Total for Unconsolidated Joint Ventures differs by the deferred gain recognized on the Wildwood Associates and Wachovia Tower sales. This amount is recorded in Gain on Sale of Investment Properties in the Consolidated Statements of Income.

                         COUSINS PROPERTIES INCORPORATED
                         SUMMARY OF 2004 ASSET SALES (1)
                             AS OF DECEMBER 31, 2004

                                                        RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES (2)
                                  --------------------------------------------------------------------------------------------------
                                  Ownership     Quarter 2      Quarter 3      Quarter 4      Quarter 1      Quarter 2      Quarter 3
            Properties            Percentage      2003           2003            2003          2004            2004           2004
            ----------            --------------------------------------------------------------------------------------------------
333 John Carlyle/1900
  Duke Street                        100%      $   2,223      $   1,517      $   1,566      $   1,598      $       -      $       -
101 Independence Center              100%              -          2,280          2,267          2,275          2,351              -
The Pinnacle and Two Live
  Oak Center                          50%              -          1,697          1,716          1,742          1,772              -
Austin Research Park                  50%              -            857            861            857            878              -
2500 Windy Ridge Parkway              50%              -            579            571            535            592              -
4100/4300 Wildwood Parkway            50%              -            483            481            480            482              -
4200 Wildwood Parkway                 50%              -            597            598            597            597              -
101 Second Street                    100%              -          3,585          2,337          2,320          2,322              -
55 Second Street                     100%              -          1,558          1,626          1,652          1,950              -
2300 Windy Ridge Parkway              50%              -              -          1,079          1,099          1,127          1,134
3200 Windy Hill Road                  50%              -              -          2,239          1,285          1,424          1,470
Wildwood Ground leases                50%              -              -            159            163            169            161
John Marshall-II                      50%              -              -            455            494            447            490
Northside/Alpharetta I and II        100%              -              -            908            965          1,003          1,068
Wachovia Tower                      11.5%              -              -             83             83             83             78
The Shops of Lake Tuscaloosa (4)     100%              -              -             18            131            145            151
                                               -------------------------------------------------------------------------------------
                                               $   2,223      $  13,153      $  16,964      $  16,276      $  15,342      $   4,552
                                               =====================================================================================

                                       ADJUSTMENTS
                                  ------------------------                        Contract     Trailing NOI/
                                  Termination     Straight        Trailing          Sales         Contract
            Properties               Fees           Line           NOI (3)          Price       Sales Price
            ----------            --------------------------------------------------------------------------
333 John Carlyle/1900
  Duke Street                      $     611      $     143       $   6,150       $  80,000         7.69%
101 Independence Center                    -            (36)          9,209         100,000         9.21%
The Pinnacle and Two Live
  Oak Center                              63            (65)          6,929         100,000         6.93%
Austin Research Park                       -              -           3,453          39,350         8.78%
2500 Windy Ridge Parkway                  62            231           1,984          29,000         6.84%
4100/4300 Wildwood Parkway                 -              -           1,926          25,375         7.59%
4200 Wildwood Parkway                      -            170           2,219          31,875         6.96%
101 Second Street                      1,159             82           9,323         140,600         6.63%
55 Second Street                           -             67           6,719         146,400         4.59%
2300 Windy Ridge Parkway                   -            (29)          4,468          52,000         8.59%
3200 Windy Hill Road                   1,056            496           4,866          62,500         7.79%
Wildwood Ground leases                     -             22             630           9,250         6.81%
John Marshall-II                           -             48           1,838          29,671         6.19%
Northside/Alpharetta I and II             44              9           3,891          41,400         9.40%
Wachovia Tower                             -             (3)            330           4,145         7.96%
The Shops of Lake Tuscaloosa (4)           -              -             596           9,930         6.00%
                                  ------------------------------------------------------------------------
                                   $   2,995      $   1,135       $  64,531       $ 901,496         7.16%
                                  =======================================================================

(1) Amounts above reflect the Company's share of operations, adjustments and sales prices.

(2) See definition contained in Discussion of Non-GAAP Financial Measures. See reconciliations to Net Income contained in the Net Income and Funds From Operations Supplemental Detail schedule.

(3) Trailing NOI is calculated as Rental Property Revenues less Operating Expenses adjusted for termination fees and straight line rental revenue for the four quarters immediately preceding the asset sale.

(4) This property was partially operational in the fourth quarter of 2003. As a result, trailing NOI was calculated by adding the three quarters immediately preceding the asset sale and including another quarter equal to the most recent quarter preceding the asset sale.

                         COUSINS PROPERTIES INCORPORATED
                 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
                                ($ in thousands)

                         RECONCILIATIONS                                2000      2001     2002   2003 1ST  2003 2ND  2003 3RD
                         ---------------
                                                                       -------------------------------------------------------
(A) 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

    PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES
         PER CASH FLOWS FROM INVESTING ACTIVITIES                      215,958  140,346   88,127   22,498     20,493   25,856
         ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET                 (50,784) (74,539) (58,504) (18,061)   (16,490) (21,514)
         ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT    (3,376) (18,288)  (2,899)     (21)       (23)      (7)
         ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT                (6,688) (13,964) (12,000)  (1,881)    (2,681)  (4,317)
         PROPERTY ACQUISITIONS                                         (61,200)       0        0        0          0        0
         1ST GENERATION TI & LEASING FEES                              (89,849) (22,080)  (4,722)    (201)      (326)   2,058
         FURNITURE & FIXTURES                                             (688)  (6,916)  (2,002)    (377)      (508)    (312)
                                                                       -------------------------------------------------------
              CONSOLIDATED SECOND GENERATION RELATED COSTS               3,373    4,559   8,000    1,957        465    1,764
         SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS &
              BUILDING CAPEX                                             1,437    1,514    4,988    2,401      1,451      560
                                                                       -------------------------------------------------------

         2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX              4,810    6,073   12,988    4,358      1,916    2,324
                                                                       =======================================================

    TOTAL BY TYPE:

         SECOND GENERATION LEASING RELATED COSTS                         3,876    3,582   11,804    4,287      1,762    2,328
         SECOND GENERATION BUILDING IMPROVEMENTS                           934    2,491    1,184       71        154       (4)
                                                                       -------------------------------------------------------
                                                                         4,810    6,073   12,988    4,358      1,916    2,324
                                                                       =======================================================

    TOTAL BY SEGMENT:

         OFFICE:

              SECOND GENERATION LEASING RELATED COSTS                    3,239    3,292   11,348    3,873      1,728    1,978
              SECOND GENERATION BUILDING IMPROVEMENTS                      907    2,484      888       22        116      (18)
                                                                       -------------------------------------------------------
                                                                         4,146    5,776   12,236    3,895      1,844    1,960
                                                                       -------------------------------------------------------
         RETAIL:

              SECOND GENERATION LEASING RELATED COSTS                      637      290      456      414         35      351
              SECOND GENERATION BUILDING IMPROVEMENTS                       27        7      296       49         37       13
                                                                       -------------------------------------------------------
                                                                           664      297      752      463         72      364
                                                                       -------------------------------------------------------

                                                                         4,810    6,073   12,988    4,358      1,916    2,324
                                                                       =======================================================

(B) ADJUSTED DEBT:

         CONSOLIDATED DEBT                                             485,085  585,275  669,792  686,011    524,883  478,134
         SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT                    256,292  275,913  265,854  263,329    288,265  288,761
                                                                       -------------------------------------------------------
              TOTAL DEBT INCLUDING SHARE OF JV'S                       741,377  861,188  935,646  949,340    813,148  766,895

         SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT  (1)                  (70,309) (94,685) (90,766) (89,746)   (88,711) (87,658)
                                                                       -------------------------------------------------------

              ADJUSTED DEBT                                            671,068  766,503  844,880  859,595    724,437  679,237
                                                                       =======================================================

         RECOURSE DEBT                                                 174,522  154,018  160,443  178,239     18,842   20,783
         NON-RECOURSE DEBT                                             496,546  612,485  684,437  681,356    705,595  658,454
                                                                       -------------------------------------------------------

              ADJUSTED DEBT                                            671,068  766,503  844,880  859,595    724,437  679,237
                                                                       =======================================================


                                    RECONCILIATIONS                  2003 4TH   2003   2004 1ST 2004 2ND 2004 3RD 2004 4TH   2004
                                    ---------------                  ---------------------------------------------------------------
(A) 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

    PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES
         PER CASH FLOWS FROM INVESTING ACTIVITIES                     40,911  109,758   38,613   54,499   44,937   35,124   173,173
         ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET               (30,366) (86,431) (22,687) (38,946) (25,544) (21,864) (109,041)
         ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT  (2,691)  (2,742)  (2,515) (13,387)    (371)  (5,213)  (21,486)
         ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT              (2,185) (11,064)       0        0        0        0         0
         PROPERTY ACQUISITIONS                                             0        0  (11,415)       0        0        0   (11,415)
         1ST GENERATION TI & LEASING FEES                             (2,549)  (1,018)    (724)    (936) (11,520)  (3,335)  (16,515)
         FURNITURE & FIXTURES                                           (313)  (1,510)    (407)    (578)    (217)  (1,793)   (2,995)
                                                                      --------------------------------------------------------------
              CONSOLIDATED SECOND GENERATION RELATED COSTS             2,807    6,993      865      652    7,285    2,919    11,721
         SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS &
              BUILDING CAPEX                                           3,102    7,514     (126)   1,035    1,813    4,815     7,537
                                                                      --------------------------------------------------------------

         2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX            5,909   14,507      739    1,687    9,098    7,734    19,258
                                                                      ==============================================================

    TOTAL BY TYPE:

         SECOND GENERATION LEASING RELATED COSTS                       4,970   13,347    1,166    1,574    8,912    7,558    19,210
         SECOND GENERATION BUILDING IMPROVEMENTS                         939    1,160     (427)     113      186      176        48
                                                                      --------------------------------------------------------------
                                                                       5,909   14,507      739    1,687    9,098    7,734    19,258
                                                                      ==============================================================

    TOTAL BY SEGMENT:

         OFFICE:

              SECOND GENERATION LEASING RELATED COSTS                  4,778   12,357    1,143    1,567    8,848    7,324    18,882
              SECOND GENERATION BUILDING IMPROVEMENTS                    818      938     (452)     113      176      133       (30)
                                                                     ---------------------------------------------------------------
                                                                       5,596   13,295      691    1,680    9,024    7,457    18,852
                                                                     ---------------------------------------------------------------
         RETAIL:

              SECOND GENERATION LEASING RELATED COSTS                    192      992       23        7       64      234       328
              SECOND GENERATION BUILDING IMPROVEMENTS                    121      220       25        0       10       43        78
                                                                     ---------------------------------------------------------------
                                                                         313    1,212       48        7       74      277       406
                                                                     ---------------------------------------------------------------

                                                                       5,909   14,507      739    1,687    9,098    7,734    19,258
                                                                     ===============================================================

(B) ADJUSTED DEBT:

         CONSOLIDATED DEBT                                           497,981  497,981  533,082  495,268  313,208  302,286   302,286
         SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT                  285,657  285,657  294,090  291,663  200,584  135,764   135,764
                                                                     ---------------------------------------------------------------
              TOTAL DEBT INCLUDING SHARE OF JV'S                     783,638  783,638  827,172  786,931  513,792  438,050   438,050

         SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT  (1)                (86,588) (86,588) (85,542) (84,397) (83,275) (82,135)  (82,135)
                                                                     ---------------------------------------------------------------

              ADJUSTED DEBT                                          697,050  697,050  741,630  702,534  430,517  355,915   355,915
                                                                     ===============================================================

         RECOURSE DEBT                                                20,697   20,697   57,555  101,269   50,365   50,238    50,238
         NON-RECOURSE DEBT                                           676,353  676,353  684,075  601,265  380,152  305,677   305,677
                                                                     ---------------------------------------------------------------

              ADJUSTED DEBT                                          697,050  697,050  741,630  702,534  430,517  355,915   355,915
                                                                     ===============================================================

      (1) The Charlotte Gateway Village ("Gateway") debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company's credit facility.

                         COUSINS PROPERTIES INCORPORATED
                 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
                                ($ in thousands)

                                                                                                    2003    2003    2003    2003
                         RECONCILIATIONS                                  2000     2001     2002    1ST     2ND     3RD     4TH
                         ---------------                                -----------------------------------------------------------
(C) CONSOLIDATED INTEREST EXPENSE (INCLUDING
       SHARE OF JOINT VENTURES):

          CONSOLIDATED INTEREST EXPENSE                                   7,680   17,852   27,041   7,217   6,363   4,583   4,413
          DISCONTINUED OPERATIONS INTEREST EXPENSE                        5,916    9,758   10,382   2,572   2,571   2,293   2,023
          SHARE OF JOINT VENTURE INTEREST EXPENSE                        14,311   13,936   13,208   3,211   3,405   3,585   3,538
                                                                        -----------------------------------------------------------
          CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV'S)              27,907   41,546   50,631  13,000  12,339  10,461   9,974
                                                                        ===========================================================

(D) FIXED CHARGES:

          CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV'S)        27,907   41,546   50,631  13,000  12,339  10,461   9,974
          PRINCIPAL PAYMENTS:
               CONSOLIDATED                                               4,734    5,721    7,632   1,606   1,720   1,736   1,800
               SHARE OF JOINT VENTURES                                    4,252    4,696    6,140   1,506   1,528   1,641   1,670
          GROUND LEASE PAYMENTS:
               CONSOLIDATED                                                 147      613      839     214     208      83      82
               SHARE OF JOINT VENTURES                                       12       12       12       3       3       3       3
                                                                        -----------------------------------------------------------
                    TOTAL FIXED CHARGES (EXCLUDING PREFERRED DIVIDENDS)  37,052   52,588   65,254  16,329  15,798  13,924  13,529
          PREFERRED STOCK DIVIDENDS                                           0        0        0       0       0   1,421   1,937
                                                                        -----------------------------------------------------------
                    TOTAL FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS)  37,052   52,588   65,254  16,329  15,798  15,345  15,466
                                                                        ===========================================================
(E) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:

          RENTAL PROPERTY REVENUES                                       76,340   94,281   97,290  25,413  25,967  24,394  25,615
          RENTAL PROPERTY OPERATING EXPENSES                            (23,744) (30,505) (30,613) (7,506) (8,082) (8,192) (8,894)
                                                                        -----------------------------------------------------------
          RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
                    OPERATING EXPENSES                                   52,596   63,776   66,677  17,907  17,885  16,202  16,721
                                                                        ===========================================================
(F) INCOME FROM DISCONTINUED OPERATIONS:

          RENTAL PROPERTY REVENUES                                       37,646   51,188   71,382  35,600  13,937  10,304   7,621
          RENTAL PROPERTY OPERATING EXPENSES                             (9,672) (13,480) (18,523) (4,501) (4,312) (3,268) (2,740)
                                                                        -----------------------------------------------------------
          TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
                     PROPERTY OPERATING EXPENSES                         27,974   37,708   52,859  31,099   9,625   7,036   4,881
          INTEREST EXPENSE                                               (5,916)  (9,758) (10,382) (2,572) (2,571) (2,293) (2,023)
          MINORITY INTEREST EXPENSE                                        (509)  (2,063)  (1,710)   (229)   (143)      0    (252)
          MARK-TO-MARKET DEBT ADJUSTMENT                                      0        0        0       0       0       0       0
          PROVISION FOR INCOME TAXES                                        (31)    (136)    (139)      0       0       0       0
                                                                        -----------------------------------------------------------

               FUNDS FROM OPERATIONS                                     21,518   25,751   40,628  28,298   6,911   4,743   2,606

          DEPRECIATION AND AMORTIZATION OF REAL ESTATE                   (8,603) (11,862) (18,085) (5,726) (2,738) (3,897) (2,317)
                                                                        -----------------------------------------------------------

               NET INCOME FROM DISCONTINUED OPERATIONS                   12,915   13,889   22,543  22,572   4,173     846     289
                                                                        ===========================================================

                                                                                 2004    2004     2004    2004
                         RECONCILIATIONS                                 2003     1ST     2ND     3RD      4TH      2004
                         ---------------                                --------------------------------------------------
(C) CONSOLIDATED INTEREST EXPENSE (INCLUDING
       SHARE OF JOINT VENTURES):

          CONSOLIDATED INTEREST EXPENSE                                  22,576   4,719   4,444    2,753   2,707   14,623
          DISCONTINUED OPERATIONS INTEREST EXPENSE                        9,459   2,017   2,011    1,780      62    5,870
          SHARE OF JOINT VENTURE INTEREST EXPENSE                        13,739   3,519   3,660    2,989     995   11,163
                                                                        --------------------------------------------------
          CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV'S)              45,774  10,255  10,115    7,522   3,764   31,656
                                                                        ==================================================

(D) FIXED CHARGES:

          CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV'S)        45,774  10,255  10,115    7,522   3,764   31,656
          PRINCIPAL PAYMENTS:
               CONSOLIDATED                                               6,862   1,789   1,748    1,637   1,386    6,560
               SHARE OF JOINT VENTURES                                    6,345   1,697   1,800    1,377     383    5,257
          GROUND LEASE PAYMENTS:
               CONSOLIDATED                                                 587      87     134      142     130      493
               SHARE OF JOINT VENTURES                                       12       3       3        3       3       12
                                                                        --------------------------------------------------
                    TOTAL FIXED CHARGES (excluding Preferred Dividends)  59,580  13,831  13,800   10,681   5,666   43,978
          PREFERRED STOCK DIVIDENDS                                       3,358   1,938   1,937    1,937   2,230    8,042
                                                                        --------------------------------------------------
                    TOTAL FIXED CHARGES (including Preferred Dividends)  62,938  15,769  15,737   12,618   7,896   52,020
                                                                        ==================================================
(E) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:

          RENTAL PROPERTY REVENUES                                      101,389  28,750  26,386   23,410  22,556  101,102
          RENTAL PROPERTY OPERATING EXPENSES                            (32,674) (8,751) (8,456)  (8,200) (8,407) (33,814)
                                                                        --------------------------------------------------
          RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
                    OPERATING EXPENSES                                   68,715  19,999  17,930   15,210  14,149   67,288
                                                                        ==================================================
(F) INCOME FROM DISCONTINUED OPERATIONS:

          RENTAL PROPERTY REVENUES                                       67,462   7,949   7,699    7,466     574   23,688
          RENTAL PROPERTY OPERATING EXPENSES                            (14,821) (2,858) (2,279)  (2,602)   (189)  (7,928)
                                                                        --------------------------------------------------
          TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
                     PROPERTY OPERATING EXPENSES                         52,641   5,091   5,420    4,864     385   15,760
          INTEREST EXPENSE                                               (9,459) (2,017) (2,011)  (1,780)    (62)  (5,870)
          MINORITY INTEREST EXPENSE                                        (624)      0       0        0       0        0
          MARK-TO-MARKET DEBT ADJUSTMENT                                      0       0       0        0    (605)    (605)
          PROVISION FOR INCOME TAXES                                          0       0       0        0       0        0
                                                                        --------------------------------------------------

               FUNDS FROM OPERATIONS                                     42,558   3,074   3,409    3,084    (282)   9,285

          DEPRECIATION AND AMORTIZATION OF REAL ESTATE                  (14,678) (2,318) (1,879)  (1,057)    (44)  (5,298)
                                                                        --------------------------------------------------

               NET INCOME FROM DISCONTINUED OPERATIONS                   27,880     756   1,530    2,027    (326)   3,987
                                                                        ==================================================

                         COUSINS PROPERTIES INCORPORATED
                 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
                                ($ in thousands)

                                                                                                    2003    2003    2003    2003
                         RECONCILIATIONS                                  2000     2001     2002    1ST     2ND     3RD     4TH
                         ---------------                                -----------------------------------------------------------
(G) SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
    RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY

          OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY                 46,600   51,422   56,435  13,742  14,570  14,403  14,504
     INTEREST EXPENSE                                                   (14,311) (13,936) (13,208) (3,211) (3,405) (3,585) (3,538)
     LOSS ON EXTINGUISHMENT OF DEBT                                           0        0        0       0       0       0       0
     OTHER, NET                                                           2,258      144       43     444     (38)    (45)   (131)
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                 (231)     (53)      (9)     (8)     (9)     (9)     (8)
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE                  0        0        0    (551)      0       0    (985)
                                                                        -----------------------------------------------------------
          FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT
               AND TRACT SALES, NET OF COS                               34,316   37,577   43,261  10,416  11,118  10,764   9,842

     RESIDENTIAL LOT AND TRACT FFO                                          678    1,720    1,949     513   1,225     818   1,188
                                                                        -----------------------------------------------------------

        FUNDS FROM OPERATIONS                                            34,994   39,297   45,210  10,929  12,343  11,582  11,030

     DEPRECIATION & AMORTIZATION OF REAL ESTATE                         (15,542) (16,400) (18,540) (4,432) (4,680) (4,650) (7,503)

     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET                   0        0        0       0       0       0       0
                                                                        -----------------------------------------------------------

        NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)           19,452   22,897   26,670   6,497   7,663   6,932   3,527
                                                                        ===========================================================

(H) CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
    RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:

          TRACT SALES                                                         0        0      547       0       0     600       0
          LOT SALES                                                      13,951    6,682    8,579   3,928   1,612   2,233   4,572
                                                                        -----------------------------------------------------------
               TOTAL RESIDENTIAL AND OUTPARCEL SALES                     13,951    6,682    9,126   3,928   1,612   2,833   4,572
                                                                        -----------------------------------------------------------

    RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - WHOLLY-OWNED:
          TRACT COST OF SALES                                                 0        0      352       0       0     480       0
          LOT COST OF SALES                                              11,684    5,910    6,957   3,231   1,368   1,366   3,577
                                                                        -----------------------------------------------------------
               TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES             11,684    5,910    7,309   3,231   1,368   1,846   3,577
                                                                        -----------------------------------------------------------

     TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES          564    2,011    2,143       0       0   1,947   5,323
                                                                        -----------------------------------------------------------

        RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED            2,831    2,783    3,960     697     244   2,934   6,318
                                                                        ===========================================================

    SUMMARY:

          TRACT SALES NET OF COS - WHOLLY OWNED                             564    2,011    2,338       0       0   2,067   5,323
          LOT SALES NET OF COS - WHOLLY OWNED                             2,267      772    1,622     697     244     867     995
                                                                        -----------------------------------------------------------
               TOTAL WHOLLY OWNED SALES, NET                              2,831    2,783    3,960     697     244   2,934   6,318
                                                                        -----------------------------------------------------------

    SHARE OF UNCONSOLIDATED JOINT VENTURES:
          TRACT SALES LESS COST OF SALES                                    773    1,098      671       0     430      42       0
          LOT SALES LESS COST OF SALES                                        0      645    1,281     544     822     822   1,240
          INTEREST EXPENSE                                                    0        0        0       0       0       0       0
          OTHER - JOINT VENTURE                                             (95)     (23)      (3)    (31)    (27)    (46)    (52)
                                                                        -----------------------------------------------------------
                TRACT AND LOT SALES, NET - SHARE OF JOINT VENTURES          678    1,720    1,949     513   1,225     818   1,188
                                                                        -----------------------------------------------------------

                TOTAL RESIDENTIAL LOT/TRACT FFO                           3,509    4,503    5,909   1,210   1,469   3,752   7,506
                                                                        ===========================================================

                                                                                 2004    2004     2004    2004
                         RECONCILIATIONS                                 2003     1ST     2ND     3RD      4TH      2004
                         ---------------                                --------------------------------------------------
(G) SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
     RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY

          OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY                 57,219  13,760  16,252   12,227   6,770   49,009
     INTEREST EXPENSE                                                   (13,739) (3,499) (3,623)  (2,950)   (956) (11,028)
     LOSS ON EXTINGUISHMENT OF DEBT                                           0       0       0        0  (3,250)  (3,250)
     OTHER, NET                                                             230     873     (21)     (55)     (6)     791
     DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS                  (34)    (10)     (8)     (11)     (6)     (35)
     IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE             (1,536)      0       0        0    (209)    (209)
                                                                        ---------------------------------------------------
          FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT
               AND TRACT SALES, NET OF COS                               42,140  11,124  12,600    9,211   2,343   35,278

     RESIDENTIAL LOT AND TRACT FFO                                        3,744   2,657   1,425    1,866   2,882    8,830
                                                                        ---------------------------------------------------

        FUNDS FROM OPERATIONS                                            45,884  13,781  14,025   11,077   5,225   44,108

     DEPRECIATION & AMORTIZATION OF REAL ESTATE                         (21,265) (4,725) (4,829)  (3,701) (2,625) (15,880)

     GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET                   0       0       0   99,300  76,965  176,265
                                                                        -------------------------------------------------

        NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)           24,619   9,056   9,196  106,676  79,565  204,493
                                                                        =================================================

(H) CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
    RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:

          TRACT SALES                                                       600       0       0        0       0        0
          LOT SALES                                                      12,345   3,888   4,366    3,341   5,105   16,700
                                                                        -------------------------------------------------
               TOTAL RESIDENTIAL AND OUTPARCEL SALES                     12,945   3,888   4,366    3,341   5,105   16,700
                                                                        -------------------------------------------------

    RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - WHOLLY-OWNED:
          TRACT COST OF SALES                                               480       0       0        0       0        0
          LOT COST OF SALES                                               9,542   2,490   3,178    2,219   4,120   12,007
                                                                        -------------------------------------------------
               TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES             10,022   2,490   3,178    2,219   4,120   12,007
                                                                        -------------------------------------------------

     TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES        7,270   1,967   1,267    8,836  17,557   29,627
                                                                        -------------------------------------------------

        RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED           10,193   3,365   2,455    9,958  18,542   34,320
                                                                        =================================================

    SUMMARY:

          TRACT SALES NET OF COS - WHOLLY OWNED                           7,390   1,967   1,267    8,836  17,557   29,627
          LOT SALES NET OF COS - WHOLLY OWNED                             2,803   1,398   1,188    1,122     985    4,693
                                                                        -------------------------------------------------
               TOTAL WHOLLY OWNED SALES, NET                             10,193   3,365   2,455    9,958  18,542   34,320
                                                                        -------------------------------------------------

    SHARE OF UNCONSOLIDATED JOINT VENTURES:
          TRACT SALES LESS COST OF SALES                                    472     991      80      937     227    2,235
          LOT SALES LESS COST OF SALES                                    3,428   1,724   1,389    1,011   2,826    6,950
          INTEREST EXPENSE                                                    0     (20)    (37)     (39)    (39)    (135)
          OTHER - JOINT VENTURE                                            (156)    (38)     (7)     (43)   (132)    (220)
                                                                        -------------------------------------------------
                TRACT AND LOT SALES, NET - SHARE OF JOINT VENTURES        3,744   2,657   1,425    1,866   2,882    8,830
                                                                        -------------------------------------------------

                TOTAL RESIDENTIAL LOT/TRACT FFO                          13,937   6,022   3,880   11,824  21,424   43,150
                                                                        =================================================

                         COUSINS PROPERTIES INCORPORATED
                 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
                                ($ in thousands)

                                                                                                    2003    2003    2003    2003
                         RECONCILIATIONS                                  2000     2001     2002    1ST     2ND     3RD     4TH
                         ---------------                                -----------------------------------------------------------
(I) DEPRECIATION AND AMORTIZATION:
    REAL ESTATE RELATED:
          CONSOLIDATED                                                   23,083   30,624   34,154   9,779  10,078   8,330   8,779
          DISCONTINUED OPERATIONS                                         8,603   11,862   18,085   5,726   2,738   3,897   2,317
                                                                        -----------------------------------------------------------
                                                                         31,686   42,486   52,239  15,505  12,816  12,227  11,096
          SHARE OF JOINT VENTURES                                        15,542   16,400   18,540   4,432   4,680   4,650   7,503
                                                                        -----------------------------------------------------------
               TOTAL REAL ESTATE RELATED                                 47,228   58,886   70,779  19,937  17,496  16,877  18,599
                                                                        -----------------------------------------------------------

    NON-REAL ESTATE RELATED:
          CONSOLIDATED                                                    1,099    2,166    2,148     571     602     668     670
          DISCONTINUED OPERATIONS                                             0        0        0       0       0       0       0
                                                                        -----------------------------------------------------------
                                                                          1,099    2,166    2,148     571     602     668     670
          SHARE OF JOINT VENTURES                                           231       53        9       8       9       9       8
                                                                        -----------------------------------------------------------
               TOTAL NON-REAL ESTATE RELATED                              1,330    2,219    2,157     579     611     677     678
                                                                        -----------------------------------------------------------

               TOTAL DEPRECIATION AND AMORTIZATION                       48,558   61,105   72,936  20,516  18,107  17,554  19,277
                                                                        ===========================================================

    SUMMARY:

          CONSOLIDATED                                                   24,182   32,790   36,302  10,350  10,680   8,998   9,449
          DISCONTINUED OPERATIONS                                         8,603   11,862   18,085   5,726   2,738   3,897   2,317
                                                                        -----------------------------------------------------------
                                                                         32,785   44,652   54,387  16,076  13,418  12,895  11,766
          SHARE OF JOINT VENTURES                                        15,773   16,453   18,549   4,440   4,689   4,659   7,511
                                                                        -----------------------------------------------------------
               TOTAL DEPRECIATION AND AMORTIZATION                       48,558   61,105   72,936  20,516  18,107  17,554  19,277

          MINORITY INTEREST'S SHARE OF DEPRECIATION AND AMORTIZATION     (1,164)     (95)       0       0       0       0       0
                                                                        -----------------------------------------------------------
          TOTAL DEPRECIATION & AMORTIZATION,
               NET OF MINORITY INTERESTS' SHARE                          47,394   61,010   72,936  20,516  18,107  17,554  19,277
                                                                        ===========================================================

    SUMMARY BY TYPE:

          REAL ESTATE RELATED:
               BUILDING (INCLUDING TENANT FIRST GENERATION):
                    CONSOLIDATED                                         30,402   38,522   49,913  14,904  12,190  11,633   9,900
                    SHARE OF JOINT VENTURES                              14,825   15,656   17,762   4,182   4,230   4,232   7,065
                                                                        -----------------------------------------------------------
                                                                         45,227   54,178   67,675  19,086  16,420  15,865  16,965
                                                                        -----------------------------------------------------------

          TENANT SECOND GENERATION:
                    CONSOLIDATED                                          1,284    3,964    2,326     601     626     594   1,196
                    SHARE OF JOINT VENTURES                                 717      744      778     250     450     418     438
                                                                        -----------------------------------------------------------
                                                                          2,001    4,708    3,104     851   1,076   1,012   1,634
                                                                        -----------------------------------------------------------

                    TOTAL REAL ESTATE RELATED                            47,228   58,886   70,779  19,937  17,496  16,877  18,599
                                                                        -----------------------------------------------------------

          NON-REAL ESTATE RELATED:
               FURNITURE, FIXTURES AND EQUIPMENT:
                    CONSOLIDATED                                            799    1,485    2,122     565     596     661     663
                    SHARE OF JOINT VENTURES                                 231       53        9       8       9       9       8
                                                                        -----------------------------------------------------------
                                                                          1,030    1,538    2,131     573     605     670     671
                                                                        -----------------------------------------------------------

               GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
                    CONSOLIDATED                                            300      681       26       6       6       7       7
                    SHARE OF JOINT VENTURES                                   0        0        0       0       0       0       0
                                                                        -----------------------------------------------------------
                                                                            300      681       26       6       6       7       7
                                                                        -----------------------------------------------------------

                    TOTAL NON-REAL ESTATE RELATED                         1,330    2,219    2,157     579     611     677     678
                                                                        -----------------------------------------------------------

          TOTAL DEPRECIATION & AMORTIZATION                              48,558   61,105   72,936  20,516  18,107  17,554  19,277
                                                                        ===========================================================

                                                                                2004    2004     2004    2004
                         RECONCILIATIONS                                2003     1ST     2ND     3RD      4TH      2004
                         ---------------                               --------------------------------------------------
(I) DEPRECIATION AND AMORTIZATION:

    REAL ESTATE RELATED:
          CONSOLIDATED                                                  36,966   9,857   8,084    7,676   8,962   34,579
          DISCONTINUED OPERATIONS                                       14,678   2,318   1,879    1,057      44    5,298
                                                                       -------------------------------------------------
                                                                        51,644  12,175   9,963    8,733   9,006   39,877
          SHARE OF JOINT VENTURES                                       21,265   4,725   4,829    3,701   2,625   15,880
                                                                       -------------------------------------------------
               TOTAL REAL ESTATE RELATED                                72,909  16,900  14,792   12,434  11,631   55,757
                                                                       -------------------------------------------------

    NON-REAL ESTATE RELATED:
          CONSOLIDATED                                                   2,511     635     700      659     658    2,652
          DISCONTINUED OPERATIONS                                            0       0       0        0       0        0
                                                                       -------------------------------------------------
                                                                         2,511     635     700      659     658    2,652
          SHARE OF JOINT VENTURES                                           34      10       8       11       6       35
                                                                       -------------------------------------------------
               TOTAL NON-REAL ESTATE RELATED                             2,545     645     708      670     664    2,687
                                                                       -------------------------------------------------

               TOTAL DEPRECIATION AND AMORTIZATION                      75,454  17,545  15,500   13,104  12,295   58,444
                                                                       =================================================

    SUMMARY:

          CONSOLIDATED                                                  39,477  10,492   8,784    8,335   9,620   37,231
          DISCONTINUED OPERATIONS                                       14,678   2,318   1,879    1,057      44    5,298
                                                                       -------------------------------------------------
                                                                        54,155  12,810  10,663    9,392   9,664   42,529
          SHARE OF JOINT VENTURES                                       21,299   4,735   4,837    3,712   2,631   15,915
                                                                       -------------------------------------------------
               TOTAL DEPRECIATION AND AMORTIZATION                      75,454  17,545  15,500   13,104  12,295   58,444

          MINORITY INTEREST'S SHARE OF DEPRECIATION AND AMORTIZATION         0       0       0        0       0        0
                                                                       -------------------------------------------------
          TOTAL DEPRECIATION & AMORTIZATION,
               NET OF MINORITY INTERESTS' SHARE                         75,454  17,545  15,500   13,104  12,295   58,444
                                                                       =================================================

    SUMMARY BY TYPE:

          REAL ESTATE RELATED:
               BUILDING (INCLUDING TENANT FIRST GENERATION):
                    CONSOLIDATED                                        48,627  11,568   9,217    8,107   8,349   37,241
                    SHARE OF JOINT VENTURES                             19,709   4,152   4,214    2,911   2,352   13,629
                                                                       -------------------------------------------------
                                                                        68,336  15,720  13,431   11,018  10,701   50,870
                                                                       -------------------------------------------------

          TENANT SECOND GENERATION:
                    CONSOLIDATED                                         3,017     607     746      626     657    2,636
                    SHARE OF JOINT VENTURES                              1,556     573     615      790     273    2,251
                                                                       -------------------------------------------------
                                                                         4,573   1,180   1,361    1,416     930    4,887
                                                                       -------------------------------------------------

                    TOTAL REAL ESTATE RELATED                           72,909  16,900  14,792   12,434  11,631   55,757
                                                                       -------------------------------------------------

          NON-REAL ESTATE RELATED:
               FURNITURE, FIXTURES AND EQUIPMENT:
                    CONSOLIDATED                                         2,485     643     695      655     654    2,647
                    SHARE OF JOINT VENTURES                                 34      10       8       11       6       35
                                                                       -------------------------------------------------
                                                                         2,519     653     703      666     660    2,682
                                                                       -------------------------------------------------

               GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
                    CONSOLIDATED                                            26      (8)      5        4       4        5
                    SHARE OF JOINT VENTURES                                  0       0       0        0       0        0
                                                                       -------------------------------------------------
                                                                            26      (8)      5        4       4        5
                                                                       -------------------------------------------------

                    TOTAL NON-REAL ESTATE RELATED                        2,545     645     708      670     664    2,687
                                                                       -------------------------------------------------

          TOTAL DEPRECIATION & AMORTIZATION                             75,454  17,545  15,500   13,104  12,295   58,444
                                                                       =================================================

                         COUSINS PROPERTIES INCORPORATED
                    DISCUSSION OF NON-GAAP FINANCIAL MEASURES

      The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the "Quarterly Disclosures" link and the "Supplemental SEC Information" link on the Investor Relations page of the Company's Web site, www.cousinsproperties.com.

      The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.

      "2ND GENERATION TENANT IMPROVEMENTS AND LEASING COSTS AND BUILDING CAPITAL EXPENDITURES" is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.

      "ADJUSTED DEBT" is defined as the Company's debt and the Company's pro rata share of unconsolidated joint venture debt, excluding debt related to Charlotte Gateway Village, L.L.C. ("Gateway"). The Company excludes Gateway debt as it is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company's credit facility. This measure is useful as a measure of the Company's ability to meet its debt obligations and to raise additional debt.

      "FIXED CHARGE COVERAGE RATIO" is defined as FFO plus those fixed charges which have been expensed in calculating FFO ("FFO Plus Expensed Fixed Charges"), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company's share of fixed charges for unconsolidated joint ventures, with Gateway expenses excluded, as discussed above. This measure is useful as a measure of the Company's ability to meet its debt obligations and to raise additional debt or capital.

      "FUNDS FROM OPERATIONS AVAILABLE TO COMMON STOCKHOLDERS" ("FFO") is a supplemental operating performance measure used in the real estate industry. Effective January 1, 2003, the Company adopted the National Association of Real Estate Investment Trusts' ("NAREIT") definition of FFO, which is net income available to common

                         COUSINS PROPERTIES INCORPORATED
                    DISCUSSION OF NON-GAAP FINANCIAL MEASURES


stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

      FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

      "INTEREST EXPENSE COVERAGE RATIO" is defined as the ratio of FFO plus consolidated interest expense ("FFO Before Interest") divided by consolidated interest expense. Consolidated interest expense is the sum of the Company's interest expense plus its share of interest expense for unconsolidated joint ventures. The Company's share of interest expense for Gateway has been excluded in accordance with the discussion under "Adjusted Debt" above. This measure is useful as a measure of the Company's ability to meet its debt obligations and to raise additional debt.

      "RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES" is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

                         COUSINS PROPERTIES INCORPORATED
                    DISCUSSION OF NON-GAAP FINANCIAL MEASURES


      "SAME-PROPERTY GROWTH" represents the percentage change in Adjusted Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Adjusted Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

      "VALUE CREATION" is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Where the ownership entity is a venture, the Company's share of these items is used in these calculations. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company's ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.